                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION




IN RE:                                  )
                                        )
PARACELSUS HEALTHCARE                   )
CORPORATION,                            )           Case No. 00-38590:H5-11
                                        )                 (Chapter 11)
                                        )
      Debtor.                           )
                                        )
                                        )




                                PLAN SUPPLEMENT
                                ---------------
                 [DEBTOR'S FIRST AMENDED PLAN OF REORGANIZATION
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE]

                                     INDEX


1.   The Plan of Merger


2.   The Certificate of Incorporation


3.   The Bylaws


4. The Investment Guidelines for Cash Held in Reserve Under the Plan in Respect of Disputed Claims


5.   The Form of Certificate for the New Common Stock


6.   The New Indenture and the Form of New Notes(1)


7.   The Registration Rights Agreement


8.   The List of Directors of the Reorganized Debtor









------------
(1) The Form of New Notes attached includes a legend which has been placed in brackets, and which will appear on New Notes to be received by a person or entity that is determined by the Reorganized Debtor to be a controlling person of the Reorganized Debtor as of the Effective Date of the Debtor's First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                       PARACELSUS HEALTHCARE CORPORATION,

                            A CALIFORNIA CORPORATION

                                       AND

                          CLARENT HOSPITAL CORPORATION,

                             A DELAWARE CORPORATION


         THIS AGREEMENT AND PLAN OF MERGER, dated as of _______________, 2001, (the "Agreement"), is between Paracelsus Healthcare Corporation, a California corporation ("Paracelsus") and Clarent Hospital Corporation, a Delaware corporation (the "Survivor"), a wholly-owned subsidiary of Paracelsus. Survivor and Paracelsus are sometimes referred to herein as the "Constituent Corporations."

                                 R E C I T A L S

         A. Survivor is a corporation duly organized and existing under the laws of the State of Delaware solely for the purpose of effecting the reincorporation of Paracelsus in the State of Delaware, and has an authorized capital stock of 175,000,000 shares, par value $.01 per share, 150,000,000 of which are designated "Common Stock," and 25,000,000 of which are designated "Preferred Stock." As of the date of this Agreement, 1,000 shares of Common Stock of Survivor are issued and outstanding, all of which are held by Paracelsus and no shares of Preferred Stock of Survivor are issued and outstanding;

         B. Paracelsus is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of 175,000,000 shares, 150,000,000 of which are designated "Common Stock," no par value, and 25,000,000 of which are designated "Preferred Stock," par value $.01 per share. As of November 22, 2000, 59,143,721 shares of Common Stock, and no shares of Preferred Stock, of Paracelsus were issued and outstanding;

         C. The Board of Directors of Paracelsus has determined that, for the purpose of effecting the reincorporation of Paracelsus in the State of Delaware, it is advisable and in the best interests of Paracelsus that Paracelsus merge with and into Survivor upon the terms and conditions herein provided;

         D. The Board of Directors of Survivor has determined that it is advisable and in the best interests of Survivor that Paracelsus merge with and into Survivor upon the terms and conditions herein provided;

         E. The United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Court"), in Case No. 00-38590-H5-11 pursuant to Chapter 11 of Title 11 of the United States Code ("Chapter 11"), has confirmed a plan of reorganization, as amended (the "Plan"), for Paracelsus, pursuant to Chapter 11. A copy of the Plan is attached as Exhibit A hereto and made a part hereof for all purposes. Capitalized terms used without definition herein are used as defined in the Plan;

         F The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, is approved in the Plan and satisfies the condition set forth in Section 10.1(f)(1) of the Plan;

         G. The parties intend for the Merger to qualify, for federal income tax purposes, as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

         H. This Agreement is made and entered into in accordance with the Plan and the provisions of Sections 1110 and 1400 of the California Corporations Code, and Sections 253 and 303 of the Delaware General Corporation Law.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Survivor and Paracelsus hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.       MERGER

         1.1 MERGER. In accordance with the provisions of the Plan, this Agreement, the California Corporations Code and the Delaware General Corporation Law, Paracelsus shall be merged with and into Survivor (the "Merger"), the separate existence of Paracelsus shall cease and Survivor shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "Clarent Hospital Corporation." The Surviving Corporation shall be the Reorganized Debtor as set forth in the Plan.

         1.2 FILING; EFFECTIVENESS. Prior to the Effective Date (as defined in the Plan), the following shall occur:

         (a) The Merger shall be deemed approved by Paracelsus for itself and as the sole stockholder of Survivor in accordance with the Plan and the requirements of Sections 1110 and 1400 of the California Corporations Code and Sections 253 and 303 of the Delaware General Corporation Law; and

         (b) An executed Certificate of Ownership and Merger or an executed counterpart of this Agreement or other certificate meeting the requirements of the California Corporations Code and the Delaware General Corporation Law shall be filed with the Secretary of State of the State of California and the Secretary of State of the State of Delaware.

         The Merger shall become effective on _______________, 2001 (the "Effective Date of the Merger") at that time (the "Effective Time") which is immediately after the time that the Plan becomes effective on the Effective Date of the Merger, and which date shall be the Effective Date under and as defined in, the Plan.

         1.3 EFFECT OF THE MERGER. At the Effective Time, the separate existence of Paracelsus shall cease and Survivor, as the Surviving Corporation, and as the Reorganized Debtor (i) shall continue to possess all of its assets, rights, powers



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

and property as constituted immediately prior to the Effective Time, (ii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Paracelsus, including ownership of all shares of any subsidiary held by Paracelsus, in the manner more fully set forth in Section 259 of the Delaware General Corporation Law and Section 1107 of the California Corporations Code, and as provided in the Plan, (iii) shall, to the extent provided in the Plan, continue to be subject to its debts, liabilities and obligations, if any, as constituted immediately prior to the Effective Time, and (iv) shall, to the extent, and only to the extent, provided in the Plan, succeed, without other transfer, to such of the debts, liabilities and obligations of Paracelsus as are provided in the Plan to be the debts, liabilities and obligations of the Reorganized Debtor, in the same manner as if Survivor had itself incurred them, all as more fully provided under the applicable provisions of the Plan, and the Delaware General Corporation Law and the California Corporations Code.

2.       CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Survivor as in effect immediately prior to the Effective Time shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 BYLAWS. The Bylaws of Survivor as in effect immediately prior to the Effective Time shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3 DIRECTORS AND OFFICERS. The directors and officers of Survivor immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Plan, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.       MANNER OF ISSUANCE OF STOCK

         3.1 PARACELSUS COMMON SHARES. At the time that the Plan becomes effective on the Effective Date of the Merger, each share of Paracelsus Common Stock issued and outstanding immediately prior to the Merger shall, pursuant to the Plan, be canceled, no shares or other securities of Paracelsus or the Surviving Corporation shall be issued in respect thereof, and Paracelsus and the Surviving Corporation shall have no obligation or liability with respect thereto. At such time, Paracelsus will have no stockholders.

         3.2 PARACELSUS WARRANTS TO PURCHASE COMMON STOCK. At the effective time of the Plan on the Effective Date of the Merger, each warrant to purchase shares of Common Stock of Paracelsus issued and outstanding immediately prior thereto shall, pursuant to the Plan, be extinguished, and the Surviving Corporation shall have no obligation or liability with respect thereto.

         3.3 PARACELSUS STOCK PLANS. At the effective time of Plan on the Effective Date of the Merger, all stock option, employee stock purchase, incentive, equity, or other stock plan (each, a "Stock Plan") of Paracelsus, and each outstanding and unexercised option to purchase, or right to receive in any manner, shares of Common Stock of Paracelsus under any such Stock Plan, and all stock appreciation rights, cashless exercise rights and other rights under any such Stock Plan, shall be extinguished or assumed as provided in, and in accordance with the



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

provisions of, the Plan.

         3.4 SURVIVOR COMMON STOCK. At the Effective Time, each share of Common Stock, par value $0.01 per share, of Survivor issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Survivor, the holder of such shares or any other person, be canceled, and no other shares of Common Stock or other securities of Paracelsus shall be issued in respect thereof.

         3.5 ISSUANCE OF NEW NOTES AND COMMON STOCK ON ACCOUNT OF CERTAIN CLAIMS. At the Effective Time, as and to the extent provided in the Plan, each holder of Senior Subordinated Note Holder Claims Allowed under the Plan, and each holder of Allowed General Unsecured Claims, shall be entitled to receive, as of the Effective Date of the Merger, from the Surviving Corporation as the Reorganized Debtor under the Plan, each such holder's Pro Rata Share of (i) New Notes, (ii) the Class 4 Cash Payment, and (iii) such number of shares of Common Stock of the Surviving Corporation as are provided in the Plan to be distributed to such holders (subject to withholding, in each case as of the Effective Date of the Merger, of such New Notes, cash and number of shares of Common Stock of Surviving Corporation as is provided in the Plan to be held in Reserve for Disputed General Unsecured Claims, and which New Notes, cash and shares shall be subsequently distributed in accordance with the provisions of the Plan). No New
Note in a denomination of less than $1,000 or any multiple of $1,000 shall be issued, cash being paid in lieu thereof as provided in the Plan. No fractional share interests shall be issued and no cash shall be paid by Survivor in lieu or on account of any such fractional shares, as provided in the Plan.

         Certificates representing Common Stock of the Surviving Corporation issued in the Merger may bear such legends with respect to restrictions on transferability as are determined by the Board of Directors of the Surviving Corporation to be necessary or advisable to comply with applicable laws, or other such additional legends as are provided in the Plan or are agreed upon by the holder and the Surviving Corporation.

4.       GENERAL

         4.1 COVENANTS OF SURVIVOR. Survivor covenants and agrees that it will, on or before the Effective Time:

         (a) If required by the California Corporations Code, qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code.

         (b) If required by California law, file any and all documents with the California Franchise Tax Board necessary for the assumption by Survivor of all of the franchise tax liabilities of Paracelsus.

         (c) Take such other actions as may be required by the California Corporations Code and the Delaware General Corporation Law.

         4.2 FURTHER ASSURANCES. From time to time, as and when required by Survivor or by its successors or assigns, there shall be executed and delivered by or on behalf of Paracelsus such deeds and other instruments, and there shall be taken or caused to be taken by it or in its behalf



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such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Survivor the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Paracelsus and otherwise to carry out the purposes of this Agreement, and the officers and directors of Survivor are fully authorized in the name and on behalf of Paracelsus or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.3 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

         4.4 AGREEMENT. Executed copies of this Agreement and the Plan will be on file at the principal place of business of the Surviving Corporation at 515
W. Greens Road, Suite 500, Houston, Texas 77067, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

         4.5 PLAN TO CONTROL IN THE EVENT OF INCONSISTENCIES. If any provision of this Agreement shall conflict, or be inconsistent, with any provision of the Plan, the provisions of the Plan shall control.

         4.6 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions and Chapter 14 of the California Corporations Code.

         4.7 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement having first been approved by Survivor and Paracelsus in accordance with and pursuant to the Plan, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                             CLARENT HOSPITAL CORPORATION,
                             a Delaware corporation



                             By:_______________________________________
                                Chief Executive Officer



                             PARACELSUS HEALTHCARE CORPORATION,
                             a California corporation



                             By:_______________________________________
                                Chief Executive Officer

                          CERTIFICATE OF INCORPORATION

                                       OF

                          CLARENT HOSPITAL CORPORATION

                            (A DELAWARE CORPORATION)

         The undersigned, for the purpose of organizing a corporation under the Delaware General Corporation Law, hereby certifies that:

                                   ARTICLE I
                                      NAME

         The name of the corporation is Clarent Hospital Corporation (the "Corporation").

                                   ARTICLE II
                                REGISTERED AGENT

         The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, and the name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III
                                CORPORATE PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV
                                  CAPITAL STOCK

         The total number of shares of capital stock which the Corporation shall have authority to issue is 175,000,000, consisting of 150,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock"), and 25,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"). Except as otherwise provided by law, or by the resolution or resolutions adopted by the Board of Directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, as set forth below, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall be entitled to one vote and the Common Stock shall vote together as a single class.

         Subject to the laws of the State of Delaware and to the limitations set forth below, authority is hereby vested in the Board of Directors of the Corporation to issue said shares of Preferred Stock from time to time in one or more series, with such designations, voting powers, preferences and relative, participating, optional and other rights, and such qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors; and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). Without limiting the generality of the foregoing, in the resolution or resolutions providing for the issuance of each particular series of Preferred Stock, the Board of Directors is expressly authorized:

            (a) to fix the distinctive serial designation of the shares of any such series;

            (b) to fix the consideration for which the shares of any such series are to be issued;

            (c) to fix the rate per annum, if any, at which the holders of the shares of any such series shall be entitled to receive dividends, the dates on which such dividends shall be payable, whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall be cumulative;

            (d) to fix the price or prices at which, the times during which, and the other terms, if any, upon which the shares of any such series may be redeemed;

            (e) to fix the rights, if any, which the holders of shares of any such series shall have in the event of a dissolution or upon distribution of the assets of the Corporation;

            (f) to determine whether the shares of any such series shall be made convertible into or exchangeable for other securities of the Corporation, including shares of the Common Stock of the Corporation or shares of any other series of the Preferred Stock of the Corporation, now or hereafter authorized, or any new class of stock of the Corporation hereafter authorized, the price or prices or the rate or rates at which such conversion or exchange may be made, and the terms and conditions upon which any such conversion right or exchange right may be exercised;

            (g) to determine whether a sinking fund shall be provided for the purchase or redemption of shares of such series and, if so, to fix the terms and amount of such sinking fund;

            (h) to determine whether the shares of any such series shall have voting rights, and, if so, to fix the voting rights of the shares of such series; and

            (i) to fix such other preferences, rights, privileges and restrictions applicable to any such series as may be permitted by law.

                                   ARTICLE V
                                     BYLAWS

         The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation, subject to the further amendment or repeal thereof by the stockholders.

                                   ARTICLE VI
                              ELECTION OF DIRECTORS

         Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

                                  ARTICLE VII
                      RIGHT TO AMEND OR REPEAL CERTIFICATE

      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                  ARTICLE VIII
                     INDEMNIFICATION OF DIRECTORS, OFFICERS
                      AND OTHER AUTHORIZED REPRESENTATIVES

         Section 8.1 Right to Indemnification.

            (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, to the fullest extent permitted by law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was



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


         or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

            (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

            (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

            (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise, against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware or this Article VIII.

         Section 8.2 Indemnification Agreements. The Corporation shall have the power to enter into indemnification agreements with any director, officer, employee or agent of the Corporation, or with any person who serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Such agreements may contain, in addition to any other lawful terms, any provisions intended to protect such person in the event of any actual or threatened change of control of the



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


Corporation, including, but not limited to, provisions requiring the Corporation to deposit into an irrevocable trust funds sufficient to cover actual or potential future obligations of the Corporation to indemnify or advance expenses (including attorneys' fees) to such person.

         Section 8.3 No Rights of Subrogation. Indemnification hereunder and under the Bylaws shall be a personal right and the Corporation shall have no liability under this Article VIII to any insurer or any person, corporation, partnership, association, trust or other entity (other than the heirs, executors or administrators of such person) by reason of subrogation, assignment, or succession by any other means to the claim of any person to indemnification hereunder or under the Corporation's Bylaws.

         Section 8.4 Effect of Modification. Any repeal or modification of any provision of this Article VIII by the stockholders of the Corporation shall not adversely affect any right to protection of a director, officer, employee or agent of the Corporation existing immediately prior to the time of such repeal or modification.

                                   ARTICLE IX
                        LIMITATION OF DIRECTOR LIABILITY

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

                                   ARTICLE X
                   ELECTION NOT TO BE GOVERNED BY SECTION 203

         Pursuant to Section 203(b)(3), and in accordance with Sections 203(b)(3) and 303, of the Delaware General Corporation Law, the Corporation hereby elects not to be governed by Section 203 of the Delaware General Corporation Law.

                                   ARTICLE XI
                           NONVOTING EQUITY SECURITIES

        No nonvoting equity securities of the Corporation may be issued; provided, this provision, included in this Certificate of Incorporation in compliance with Section 1123 of the United States Bankruptcy Code, 11 U.S.C.
Section 1123, shall have no force and effect except to


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


the extent required by said Section 1123 so long as said Section 1123 is in effect and applicable to the Corporation.

                                  ARTICLE XII
                                  INCORPORATOR

         The name and address of the incorporator is as follows:

                  Frank A. Uribie
                  515 Greens Road, Suite 500
                  Houston, Texas   77067

         IN WITNESS WHEREOF, the undersigned has made and executed this Certificate of Incorporation of the Corporation this ________ day of ________, 2001, and affirms under the penalties of perjury that it is true and it is the act and deed of the undersigned.

                                   SOLE INCORPORATOR:


                                   ----------------------------------------
                                   Frank A. Uribie

                                     BYLAWS

                                       OF

                          CLARENT HOSPITAL CORPORATION

                             A DELAWARE CORPORATION









Dated:   ______________________, 2001

                                TABLE OF CONTENTS

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
ARTICLE I OFFICES, RECORDS AND FISCAL YEAR........................................................................1

   SECTION 1.01         REGISTERED OFFICE.........................................................................1
   SECTION 1.02         OTHER OFFICES.............................................................................1
   SECTION 1.03         RECORDS...................................................................................1
   SECTION 1.04         FISCAL YEAR...............................................................................1

ARTICLE II MEETING OF STOCKHOLDERS................................................................................1

   SECTION 2.01         PLACE OF MEETING..........................................................................1
   SECTION 2.02         ANNUAL MEETING............................................................................1
   SECTION 2.03         SPECIAL MEETINGS..........................................................................1
   SECTION 2.04         NOTICE OF MEETINGS........................................................................1
   SECTION 2.05         QUORUM, MANNER OF ACTING AND ADJOURNMENT..................................................1
   SECTION 2.06         ORGANIZATION..............................................................................2
   SECTION 2.07         VOTING AND PROXIES........................................................................2
   SECTION 2.08         CONSENT OF STOCKHOLDERS IN LIEU OF MEETING................................................3
   SECTION 2.09         INSPECTORS OF ELECTION....................................................................3

ARTICLE III BOARD OF DIRECTORS....................................................................................4

   SECTION 3.01         POWERS....................................................................................4
   SECTION 3.02         NUMBER AND TERM OF OFFICE.................................................................4
   SECTION 3.03         NEWLY CREATED DIRECTORSHIPS AND VACANCIES.................................................4
   SECTION 3.04         RESIGNATIONS AND REMOVAL..................................................................4
   SECTION 3.05         ORGANIZATION..............................................................................4
   SECTION 3.06         PLACE OF MEETING..........................................................................5
   SECTION 3.07         ORGANIZATION MEETING......................................................................5
   SECTION 3.08         REGULAR MEETINGS..........................................................................5
   SECTION 3.09         SPECIAL MEETINGS..........................................................................5
   SECTION 3.10         QUORUM, MANNER OF ACTING AND ADJOURNMENT..................................................5
   SECTION 3.11         ACTION BY WRITTEN CONSENT WITHOUT MEETING.................................................5
   SECTION 3.12         EXECUTIVE AND OTHER COMMITTEES............................................................6
   SECTION 3.13         COMPENSATION OF DIRECTORS.................................................................6
   SECTION 3.14         RECORDS...................................................................................7

ARTICLE IV NOTICE-WAIVERS-MEETINGS................................................................................7

   SECTION 4.01         NOTICE, WHAT CONSTITUTES..................................................................7
   SECTION 4.02         WAIVERS OF NOTICE.........................................................................7
   SECTION 4.03         CONFERENCE TELEPHONE MEETINGS.............................................................7

ARTICLE V OFFICERS................................................................................................7

   SECTION 5.01         NUMBER, QUALIFICATIONS AND DESIGNATION....................................................7
   SECTION 5.02         ELECTION AND TERM OF OFFICE...............................................................8
   SECTION 5.03         SUBORDINATE OFFICERS, COMMITTEES AND AGENTS...............................................8

                                                                                                               Page
                                                                                                               ----
   SECTION 5.04         THE CHAIRMAN AND VICE CHAIRMAN OF THE BOARD...............................................8
   SECTION 5.05         THE CHIEF EXECUTIVE OFFICER...............................................................8
   SECTION 5.06         THE PRESIDENT.............................................................................8
   SECTION 5.07         THE VICE PRESIDENTS.......................................................................8
   SECTION 5.08         THE SECRETARY.............................................................................9
   SECTION 5.09         THE TREASURER.............................................................................9
   SECTION 5.10         OFFICERS' BONDS...........................................................................9
   SECTION 5.11         SALARIES AND COMPENSATION.................................................................9

ARTICLE VI CERTIFICATES OF STOCK, TRANSFER, ETC...................................................................9

   SECTION 6.01         ISSUANCE..................................................................................9
   SECTION 6.02         TRANSFER..................................................................................9
   SECTION 6.03         STOCK CERTIFICATES.......................................................................10
   SECTION 6.04         LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES........................................10
   SECTION 6.05         RECORD HOLDER OF SHARES..................................................................10
   SECTION 6.06         DETERMINATION OF STOCKHOLDERS OF RECORD..................................................10

ARTICLE VII INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER AUTHORIZED REPRESENTATIVES..........................11

   SECTION 7.01         INDEMNIFICATION AND INSURANCE............................................................11
   SECTION 7.02         RELIANCE ON PROVISIONS...................................................................15

ARTICLE VIII GENERAL PROVISIONS..................................................................................15

   SECTION 8.01         DIVIDENDS................................................................................15
   SECTION 8.02         ANNUAL STATEMENTS........................................................................15
   SECTION 8.03         CONTRACTS................................................................................15
   SECTION 8.04         CHECKS...................................................................................16
   SECTION 8.05         CORPORATE SEAL...........................................................................16
   SECTION 8.06         DEPOSITS.................................................................................16
   SECTION 8.07         AMENDMENT OF BYLAWS......................................................................16
   SECTION 8.08         CONFLICTS BETWEEN BYLAWS AND CERTIFICATE OF INCORPORATION................................16

                                   ARTICLE I
                        OFFICES, RECORDS AND FISCAL YEAR

         Section 1.01 Registered Office. The registered office of the Corporation shall be at the office of its registered agent in the State of Delaware until otherwise changed by the Board of Directors, and a statement of such change is filed in the manner provided by statute.

         Section 1.02 Other Offices. The Corporation may also have offices at such other places within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation requires.

         Section 1.03 Records. The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

         Section 1.04 Fiscal Year. The fiscal year of the Corporation shall end on the 31st of December in each year.

                                   ARTICLE II
                             MEETING OF STOCKHOLDERS

         Section 2.01 Place of Meeting. All meetings of the Corporation shall be held at the registered office of the Corporation, or at such other place within or without the State of Delaware as shall be designated by the Board of Directors or the Chairman of the Board in the notice of such meeting. If no designation is so made, the place of meeting shall be the principal office of the Corporation.

         Section 2.02 Annual Meeting. The Board of Directors may fix the date and time of the annual meeting of the stockholders, but if no such date and time is fixed by the Board, the meeting for any calendar year shall be held on the 15th day of June in such year, if not a legal holiday, and if a legal holiday then on the next succeeding business day, at 10:00 o'clock A.M., and at said meeting the stockholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting.

         Section 2.03 Special Meetings. Special meetings of the stockholders of the Corporation may be called by the holders of not less than ten percent (10%) of the issued and outstanding stock entitled to vote at a meeting of stockholders, or by the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the "Whole Board").

         Section 2.04 Notice of Meetings. Written notice of the place, date and hour of every meeting of the stockholders, whether annual or special, shall be given to each stockholder of record entitled to vote at the meeting, in the manner provided by Article IV, not less than ten nor more than sixty days before the date of the meeting. Every notice of a special meeting shall state the purpose or purposes thereof.

         Section 2.05 Quorum, Manner of Acting and Adjournment. The holders of a majority of the stock issued and outstanding (not including treasury stock) and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Corporation's Certificate of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. In addition, the chairman of the meeting may, for good cause and without notice other than announcement at the meeting, adjourn any meeting of the stockholders from time to time, whether or not there is a quorum. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. When a quorum is present at any meeting, the vote of the holders of the majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which, by express provision of an applicable statute, the Corporation's Certificate of Incorporation or these Bylaws, a different vote is required (in which case such express provision shall govern and control the decision of such question), and except with regard to meetings of the stockholders at which directors are to be elected, in respect of which meetings a plurality of the votes cast thereat shall elect directors. Except upon those questions governed by the aforesaid express provisions, the stockholders present in person or by proxy at a duly organized meeting can continue to do business until adjournment, notwithstanding withdrawal of enough stockholders to leave less than a quorum.

         Section 2.06 Organization. At every meeting of the stockholders, the Chairman of the Board, if there be one, or in the case of a vacancy in the office or absence of the Chairman of the Board, one of the following officers present in the order stated: the Vice Chairman of the Board, if there be one; the Chief Executive Officer, if there be one; the President, if there be one; the Vice Presidents in their order of rank and then seniority, if there be any; a chairman designated by the Board of Directors, or a chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as chairman; and the Secretary, or, in his absence, an Assistant Secretary, or, in the absence of both the Secretary and Assistant Secretaries, a person appointed by the chairman of the meeting, shall act as secretary.

         Section 2.07 Voting and Proxies. Except as otherwise provided in the Corporation's Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of capital stock (held of record on the record date with respect to such meeting) having voting power with respect to the matter being voted upon. No proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. Proxies may be (i) executed in writing by the stockholder or by such stockholder's authorized officer, director, employee or agent, and such execution may be accomplished by any reasonable means, including, but not limited to, affixing of a facsimile signature, and (ii) created by transmission of a telegram, cablegram or other means of electronic communication setting forth, or accompanied by, information from which it may be determined that such telegram, cablegram or other electronic communication was authorized by the stockholder. An original proxy, or, in lieu of an original, a copy, facsimile telecommunication or other reliable reproduction of the writing or transmission creating a proxy, shall be filed with the secretary of the Corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation. A duly executed or created proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable proxy. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the Secretary of the Corporation.

         Section 2.08 Consent of Stockholders in Lieu of Meeting. Unless otherwise required by law or provided in the Corporation's Certificate of Incorporation or these Bylaws, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest date a consent is delivered in the manner required above to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         Section 2.09 Inspectors of Election. All elections of directors shall be by written ballot, unless otherwise provided in the Corporation's Certificate of Incorporation or in a resolution or resolutions adopted by the Board of Directors; the vote upon any other matter need not be by ballot. In advance of any meeting of stockholders, the Board of Directors may appoint one or three inspectors of election, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman of any such meeting may appoint one or three inspectors of election. No person who is a candidate for office shall act as an inspector. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting, or at the meeting by the chairman of the meeting.

         If inspectors of election are appointed as aforesaid, they shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all stockholders. If there be three inspectors of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

         On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them.

                                  ARTICLE III
                               BOARD OF DIRECTORS

         Section 3.01 Powers. The Board of Directors shall have full power to manage the business and affairs of the Corporation, and all powers of the Corporation, except those specifically reserved or granted to the stockholders by statute, the Corporation's Certificate of Incorporation or these Bylaws, are hereby granted to and vested in the Board of Directors.

         Section 3.02 Number and Term of Office. The initial Board of Directors shall consist of five (5) directors. Thereafter, the number of directors may be increased or decreased from time to time by resolution of the stockholders or the Board of Directors. All directors of the Corporation shall be natural persons, but need not be residents of Delaware or stockholders of the Corporation. Except as otherwise set forth in the Corporation's Certificate of Incorporation, each director will serve for a term ending on the annual stockholders' meeting following the annual meeting at which the director was elected. Unless otherwise specified in the Corporation's Certificate of Incorporation, each director shall serve until his successor shall have been elected and qualified, except in the event of his death, resignation, or removal.

         Section 3.03 Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of directors between annual meetings of the stockholders, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the directors then in office even though constituting less than a quorum.

         Section 3.04 Resignations and Removal. Any director of the Corporation may resign at any time by giving written notice to the Chief Executive Officer, the President or the Secretary of the Corporation. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. A director of the Corporation may be removed, with or without cause, by the affirmative vote of the holders of a majority of the stock entitled to vote upon his election.

         Section 3.05 Organization. At every meeting of the Board of Directors, the Chairman of the Board, if there be one, or in the case of a vacancy in the office or absence of the Chairman of the Board, one of the following officers present in the order stated: the Vice Chairman of the Board, if there be one; the Chief Executive Officer, if there be one; the President, if there be one; the Vice Presidents in their order of rank and then seniority, if there be any; or a chairman chosen by a majority of the directors present, shall preside, and the Secretary, or, in his absence, an Assistant Secretary, or in the absence of the Secretary and the Assistant Secretaries, any person appointed by the chairman of the meeting, shall act as secretary.

         Section 3.06 Place of Meeting. The Board of Directors may hold its meetings, both regular and special, at such place or places within or without the State of Delaware as the Board of Directors may from time to time designate, or as may be designated in the notice calling the meeting.

         Section 3.07 Organization Meeting. The first meeting of each newly-elected Board of Directors shall be held at such time and place as shall be fixed for the annual meeting of stockholders of the Corporation, and no notice of such meeting to the newly-elected directors shall be necessary in order to legally convene the meeting, provided a quorum shall be present. In the event such meeting is not held at the time and place so fixed, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 3.08 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall be designated from time to time by resolution of the Board of Directors. If the date fixed for any such regular meeting be a legal holiday under the laws of the state where such meeting is to be held, then the same shall be held on the next succeeding business day, not a Saturday, or at such other time as may be determined by resolution of the Board of Directors. At such meetings, the directors shall transact such business as may properly be brought before the meeting.

         Section 3.09 Special Meetings. Special meetings of the Board of Directors shall be held whenever called by Chairman of the Board or a majority of the directors then in office. Notice of each such meeting shall be given to each director by telephone or in writing at least 24 hours (in the case of notice by telephone, mail, telegram or telecopy), two days (in the case of notice by nationally recognized overnight courier) or five days (in the case of notice by mail) before the time at which the meeting is to be held. Each such notice shall state the time and place of the meeting to be so held.

         Section 3.10 Quorum, Manner of Acting and Adjournment. At all meetings of the Board of Directors a majority of the Whole Board shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Corporation's Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

         Section 3.11 Action by Written Consent Without Meeting. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

         Section 3.12 Executive and Other Committees. The Board of Directors may by resolution designate an executive committee, a compensation committee, an audit committee, and one or more other committees, each committee to consist of one or more directors who shall serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified members of any meeting of the committee. In the absence or disqualification of a member, and the alternate or alternates, if any, designated for such member, of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power or authority to declare a dividend or to authorize the issuance of stock, and may authorize any seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Corporation's Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the Delaware General Corporation Law ("DGCL"), fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopting an agreement of merger or consolidation under Section 251 or 252 of the DGCL, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the DGCL. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee so formed shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

         Section 3.13 Compensation of Directors. Unless otherwise restricted by the Corporation's Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special standing committees may be allowed like compensation for attending committee meetings.

         Section 3.14 Records. The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

                                   ARTICLE IV
                             NOTICE-WAIVERS-MEETINGS

         Section 4.01 Notice, What Constitutes. Whenever, under the provisions of the statutes of Delaware or the Corporation's Certificate of Incorporation or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given in accordance with Section 3.09 hereof.

         Section 4.02 Waivers of Notice. Whenever any written notice is required to be given under the provisions of the Corporation's Certificate of Incorporation, these Bylaws, or by statute, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting of stockholders, neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice of such meeting.

         Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

         Section 4.03 Conference Telephone Meetings. One or more directors may participate in a meeting of the Board, or of a committee of the Board, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

                                   ARTICLE V
                                    OFFICERS

         Section 5.01 Number, Qualifications and Designation. The officers of the Corporation, except those elected by delegated authority pursuant to Section 5.03, shall be chosen by the Board of Directors and shall fill such offices as may be determined by the Board of Directors from time to time. One person may hold more than one office. Officers may be, but need not be, directors or stockholders of the Corporation. The Board of Directors may elect from among the members of the Board a Chairman of the Board and a Vice Chairman of the Board who may be, but need not be, officers or stockholders of the Corporation.

         Section 5.02 Election and Term of Office. The officers of the Corporation, except those elected by delegated authority pursuant to Section 5.03, shall be elected annually by the Board of Directors, and each such officer shall hold his office until his successor shall have been elected and qualified, or until his earlier resignation or removal. The Board of Directors may remove any officer by its resolution to that effect. Any officer may resign at any time upon written notice to the Corporation. Any such resignation shall be effective upon its receipt by the Corporation, unless a later effective date is specified therein, and unless otherwise specified therein, the acceptance of resignation shall not be necessary to make it effective.

         Section 5.03 Subordinate Officers, Committees and Agents. The Board of Directors may from time to time elect such other officers and appoint such committees, employees or other agents as it deems necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as are provided in these Bylaws, or as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

         Section 5.04 The Chairman and Vice Chairman of the Board. The Chairman of the Board or in his absence, the Vice Chairman of the Board, shall preside at all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may from time to time be assigned to them by the Board of Directors. The Chairman of the Board and any Vice Chairman shall be elected annually by the Board of Directors, and shall remain in such position until his successor shall have been elected and qualified or until his earlier resignation or removal.

         Section 5.05 The Chief Executive Officer. The Chief Executive Officer shall have overall management responsibility for the Corporation, shall set and carry out corporate policies and see to the execution of the Corporation's long-term objectives. The Chief Executive Officer shall have authority to sign for and bind the Corporation to any contract, mortgage, and other agreements unless the Board directs another officer to sign such document; and, in general, shall have such authority and responsibilities as are incident to the office of Chief Executive Officer or are delegated to him by the Board of Directors.

         Section 5.06 The President. The President shall have general supervision over the business and operations of the Corporation, in the ordinary course of business, subject, however, to the policy decisions of the Chief Executive Officer and the overall control of the Board of Directors. He shall sign, execute, and acknowledge, in the name of the Corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, or by these Bylaws, to some other officer or agent of the Corporation; and, in general, shall perform all duties incident to the office of the president, and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

         Section 5.07 The Vice Presidents. The Vice Presidents shall perform the duties of the President in his absence and such other duties as may from time to time be assigned to them by the Board of Directors, the Chief Executive Officer or the President.

         Section 5.08 The Secretary. The Secretary, or one or more Assistant Secretaries, shall attend all meetings of the stockholders and of the Board of Directors and shall record the proceedings of the stockholders and of the directors and of committees of the Board in a book or books to be kept for that purpose; see that notices are given and records and reports properly kept and filed by the Corporation as required by law; if a seal be adopted for the Corporation, be the custodian of such seal and see that it is affixed to all documents required by law or contract to be executed on behalf of the Corporation under its seal; and, in general, perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President.

         Section 5.09 The Treasurer. The Treasurer or an Assistant Treasurer shall have or provide for the custody of the funds or other property of the Corporation and shall keep a separate book account of the same to his credit as treasurer; collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the Corporation; deposit all funds in his custody as treasurer in such banks or other places of deposit as the Board of Directors may from time to time designate; whenever so required by the Board of Directors, render an account showing his transactions as treasurer and the financial condition of the Corporation; and, in general, discharge such other duties as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President.

         Section 5.10 Officers' Bonds. No officer of the Corporation need provide a bond to guarantee the faithful discharge of his duties.

         Section 5.11 Salaries and Compensation. The salaries and compensation of the Chief Executive Officer of the Corporation shall be determined by the Board of Directors from time to time. Subject to the guidelines or limitations set by the Board or a compensation committee of the Board, if any, the compensation of the other officers, employees and agents of the Corporation shall be determined by the Corporation's Chief Executive Officer.

                                   ARTICLE VI
                      CERTIFICATES OF STOCK, TRANSFER, ETC.

         Section 6.01 Issuance. Each stockholder shall be entitled to a certificate or certificates of shares of stock of the Corporation owned by him upon his request therefor. The stock certificates of the Corporation shall be numbered and registered in the stock ledger and transfer books of the Corporation as they are issued. They shall be signed by the Chairman, Vice Chairman, President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or Assistant Treasurer, and countersigned and registered in such manner as the Board of Directors may by resolution prescribe. Any of or all the signatures upon such certificate may be facsimile, engraved or printed. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar before the certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent or registrar at the date of its issue.

         Section 6.02 Transfer. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer (with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require), it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its book.

         Section 6.03 Stock Certificates. Stock certificates of the Corporation shall be in such form as provided by statute and approved by the Board of Directors. The stock record books and the blank stock certificates books shall be kept by the Secretary or by any agency designated by the Board of Directors for that purpose.

         Section 6.04 Lost, Stolen, Destroyed or Mutilated Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 6.05 Record Holder of Shares. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


         Section 6.06 Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

         If no record date is fixed (unless otherwise provided by law or in the Corporation's Certificate of Incorporation:

         (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

         (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                  ARTICLE VII
                   INDEMNIFICATION OF DIRECTORS, OFFICERS AND
                        OTHER AUTHORIZED REPRESENTATIVES

         Section 7.01 Indemnification and Insurance.

         (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in paragraph (c) of this Bylaw, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Bylaw shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Bylaw or otherwise.

         (b) To obtain indemnification under this Bylaw, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this paragraph (b), a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a Change of Control (as hereafter defined), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

         (c) If a claim under paragraph (a) of this Bylaw is not paid in full by the Corporation within thirty days after a written claim pursuant to paragraph
(b) of this Bylaw has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         (d) If a determination shall have been made pursuant to paragraph (b) of this Bylaw that the claimant is entitled to indemnification, absent the discovery of material new information, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (c) of this Bylaw.

         (e) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (c) of this Bylaw that the procedures and presumptions of this Bylaw are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Bylaw.

         (f) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Bylaw shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Corporation's Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this Bylaw shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

         (g) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in paragraph (h) of this Bylaw, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

         (h) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Bylaw with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

         (i) If any provision or provisions of this Bylaw shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Bylaw (including, without limitation, each portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Bylaw (including, without limitation, each such portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         (j) For purposes of this Bylaw:

         (i) a "Change in Control" shall mean the happening of any of the following events:

             (A) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Power"); provided, however, that for purposes of this subsection
         (A), the following acquisitions shall not constitute a Change in
         Control: (1) any acquisition directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (C) of this clause; or

             (B) individuals who, as of the effective date of these Bylaws, constitute the Board (the "Incumbent Board") cease for any reason not to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the merger of Paracelsus Healthcare Corporation with and into the Corporation (the "Merger") whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (C) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination: (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Power immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries), (2) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such person had such ownership of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Power immediately prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (D) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

         (ii) "Disinterested Director" means a director of the Corporation who is not and was not a party to, or otherwise involved in, the matter in respect of which indemnification is sought by the claimant.

         (iii) "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this Bylaw.

         (k) Any notice, request or other communication required or permitted to be given to the Corporation under this Bylaw shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary. Section 7.02 Reliance on Provisions. Each person who shall act as an authorized representative of the Corporation shall be deemed to be doing so in reliance upon rights of indemnification and advance of expenses provided by this Article VII.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         Section 8.01 Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

         Section 8.02 Annual Statements. The Board of Directors shall cause to be presented at each annual meeting a statement of the business and condition of the Corporation. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be done annually.

         Section 8.03 Contracts. Except as otherwise required by law or provided in the Corporation's Certificate of Incorporation or these Bylaws, the Board of Directors may authorize any officer or officers, or the Chairman and Vice Chairman of the Board of Directors, or any agent or agents, to enter into any contract or to execute or deliver any instrument on behalf of the Corporation and such authority may be general or confined to specific instances.

         Section 8.04 Checks. All checks, notes, bills of exchange or other orders in writing shall be signed by such person or persons as the Board of Directors may from time to time designate.

         Section 8.05 Corporate Seal. The Corporation may, upon adoption by the Board of Directors, have a corporate seal, which, if adopted, shall have inscribed thereon the name of the Corporation, and such other information, and shall be in such form, as the Board of Directors shall approve. The corporate seal, if adopted, may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         Section 8.06 Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the Board of Directors shall from time to time determine.

         Section 8.07 Amendment of Bylaws. These Bylaws may be altered or repealed or new bylaws may be adopted only in the manner set forth in the Corporation's Certificate of Incorporation, provided that until the stockholders shall have first elected a majority of the directors of the Corporation other than those directors in office on the effective date of the Merger, these Bylaws may be altered or repealed, or new Bylaws adopted, only by the stockholders.

         Section 8.08 Conflicts Between Bylaws and Certificate of Incorporation. If any provision of these Bylaws shall conflict or be inconsistent with the provisions of the Corporation's Certificate of Incorporation, the provisions of the Certificate of Incorporation shall supersede, govern and control over such conflicting or inconsistent provisions of these Bylaws. If these Bylaws are amended to delete herefrom any provisions hereof which provision is also then included in the Corporation's Certificate Incorporation, such provision shall continue to remain in effect by virtue of and pursuant to the Certificate of Incorporation notwithstanding its removal from the Bylaws.

                                  CERTIFICATION

         The undersigned duly elected Secretary of the corporation does hereby certify as of _____________________, 2001 that the foregoing Bylaws were adopted by the Corporation in accordance with the General Corporation Law of the State of Delaware.



                                       ---------------------------------
                                       Secretary

In re Paracelsus Healthcare Corporation,
Chapter 11 Case No. 00-38590-H5-11

INVESTMENT GUIDELINES

Pursuant to Section 5.3(h) of the Plan(1), the Reorganized Debtor will reserve and segregate Cash on account of Disputed Claims which, if not for the fact that such Claims were Disputed Claims as of the Effective Date, would be entitled under the Plan to receive a distribution including Cash on the Effective Date. Reorganized Debtor will maintain such Cash in a segregated account that will be used for the sole purpose of funding distribution(s) in accordance with the Plan to Disputed Claims at the time that those Disputed Claims become Allowed Claims. Cash balances so reserved and deposited in such segregated account will be invested through such account in one of the following methods:

(a) investments in open market commercial paper, maturing within 270 days after acquisition thereof, which has the highest or second highest credit rating given by either Standard & Poor's Corporation or Moody's Investors Service, Inc.

(b) investments in marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America.

(c) Investments in demand deposits, and time deposits (including certificates of deposit, domestic or Eurodollar), maturing within 12 months from the date of deposit thereof, with any office of any national or state bank or trust company which is organized under the laws of the United States of America or any state therein, which has capital, surplus and undivided profits of at least $500,000,000, and whose certificates of deposit have at least the third highest credit rating given by either Standard and Poor's Corporation or Moody's Investors Service, Inc.

(d) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in paragraphs (a) and (c) above.









----------------------
(1) Capitalized terms herein shall bear the meaning ascribed to them in Article I of the Debtor's Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated October 6, 2000, as subsequently amended or modified ("Plan"), unless otherwise indicated herein.

                        FORM OF COMMON STOCK CERTIFICATE

                                  COMMON STOCK


NUMBER                                                                    SHARES


                                     [LOGO]

                          CLARENT HOSPITAL CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP                                        SEE REVERSE FOR CERTAIN DEFINITIONS


     THIS IS TO CERTIFY THAT_____________________________________________ is the
owner of ______________________________________________________________________
fully paid and non-assessable shares, $0.01 par value, of the COMMON STOCK of Clarent Hospital Corporation (hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


_______________________________         ________________________________________
TREASURER                       [SEAL]  CHIEF EXECUTIVE OFFICER

                                        COUNTERSIGNED AND REGISTERED:
                                        MELLON INVESTOR SERVICES, LLC
                                        TRANSFER AGENT AND REGISTRAR

                                        BY_____________________________________
                                        AUTHORIZED SIGNATURE

                         [REVERSE OF STOCK CERTIFICATE]

                          CLARENT HOSPITAL CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT-_________Custodian__________
TEN ENT - as tenants by the                         (Cust)            (Minor)
          entireties
JT WROS - as joint tenants with   under Uniform Gifts to Minors Act ___________
          right of survivorship                                      (State)
          and not as tenants
          in common

     Additional abbreviations may also be used though not in the above list.

     For value received, ________________________________________ hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING NUMBER
OF ASSIGNEE_______________________________________________________________
                    (Please print or typewrite name and address
                       including postal zip code of assignee)

_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________ Attorney to
transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.

Dated:___________________________________


                                            ___________________________________

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the certificate in every particular,
                                            without alteration or enlargement,
                                            or any change whatever.


SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

--------------------------------------------------------------------------------








                          CLARENT HOSPITAL CORPORATION

                                       AND

                              THE BANK OF NEW YORK
                                                 Trustee



                                ----------------

                                    Indenture

                           Dated as of June ___, 2001

                                -----------------




                                  $130,000,000


                          11 1/2% Senior Notes due 2005





--------------------------------------------------------------------------------

                          Clarent Hospital Corporation

               Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of June ____, 2001


Trust Indenture                                                                                Indenture
Act Section                                                                                     Section
----------------                                                                              ------------
ss.310(a)(1)                 ...................................................                  609
      (a)(2)                 ...................................................                  609
      (a)(3)                 ...................................................             Not Applicable
      (a)(4)                 ...................................................             Not Applicable
      (a)(5)                 ...................................................                  609
      (b)                    ...................................................      608; 610(a) and (d); 703(a)
      (c)                    ...................................................                 Not Applicable

ss.311(a)                    ...................................................               613; 610(a)
      (b)                    ...................................................                  613
      (c)                    ...................................................             Not Applicable

ss.312(a)                    ...................................................               701; 702(a)
      (b)                    ...................................................                 702(b)
      (c)                    ...................................................                 702(c)

ss.313(a)                    ...................................................                 703(a)
      (b)                    ...................................................                 703(a)
      (c)                    ...................................................                 703(a)
      (d)                    ...................................................                 703(b)

ss.314(a)                    ...................................................                 704
      (b)                    ...................................................             Not Applicable
      (c)(1)                 ...................................................                  102
      (c)(2)                 ...................................................                  102
      (c)(3)                 ...................................................             Not Applicable
      (d)                    ...................................................             Not Applicable
      (e)                    ...................................................                   102
      (f)                    ...................................................             Not Applicable

ss.315(a)                    ...................................................               601; 603(a)
      (b)                    ...................................................                  602
      (c)                    ...................................................                  601
      (d)                    ...................................................                  601
      (e)                    ...................................................                  514


      Trust Indenture                                                                          Indenture
      Act Section                                                                               Section
     ----------------                                                                        -------------

     ss.316(a)(1)(A)      .............................................................           512
           (a)(1)(B)      .............................................................        513;.502
           (a)(2)         .............................................................     Not Applicable
           (b)            .............................................................           508
           (c)            .............................................................           104

     ss.317 (a)(1)        .............................................................           503
            (a)(2)        .............................................................           504
            (b)           .............................................................          1003

     ss.318(a)            .............................................................           107


----------------------
     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
Parties...........................................................................................................1

Recitals of the Company...........................................................................................1

ARTICLE ONE  Definitions And Other Provisions Of General Application..............................................1

     SECTION 101.
         Definitions..............................................................................................1
         "Act"....................................................................................................1
         "Acquired Debt"..........................................................................................1
         "Additional Charges".....................................................................................2
         "Affiliate"..............................................................................................2
         "Affiliate Transaction"..................................................................................2
         "Asset Sale".............................................................................................2
         "Asset Sale Offer".......................................................................................2
         "Attributable Debt"......................................................................................2
         "Authenticating Agent"...................................................................................3
         "Authorized Officer".....................................................................................3
         "Board of Directors".....................................................................................3
         "Board Resolution".......................................................................................3
         "Business Day"...........................................................................................3
         "Calculation Date".......................................................................................3
         "Capital Lease Obligation"...............................................................................3
         "Capital Stock"..........................................................................................3
         "Cash Equivalents".......................................................................................3
         "Change of Control"......................................................................................4
         "Change of Control Offer"................................................................................4
         "Change of Control Payment"..............................................................................4
         "Commission".............................................................................................5
         "Common Stock"...........................................................................................5
         "Company"................................................................................................5
         "Company Request"or "Company Order"......................................................................5
         "Consolidated Cash Flow".................................................................................5
         "Consolidated Gross Tangible Assets".....................................................................5
         "Consolidated Interest Expense"..........................................................................5
         "Consolidated Net Income"................................................................................6
         "Consolidated Net Tangible Assets".......................................................................7
         "Consolidated Net Worth".................................................................................8
         "Corporate Trust Office".................................................................................8
         "Corporation"............................................................................................8
         "covenant defeasance"....................................................................................8
         "Default"................................................................................................8
         "Defaulted Interest".....................................................................................8
         "Designated Holder"......................................................................................8
         "Disqualified Stock".....................................................................................9

                                                                                                                Page
                                                                                                                ----
         "Equity Interests".......................................................................................9
         "Event of Default".......................................................................................9
         "Excepted Subsidiary"....................................................................................9
         "Excess Proceeds"........................................................................................9
         "Exchange Act"...........................................................................................9
         "Existing Credit Facility"...............................................................................9
         "Existing Indebtedness"..................................................................................9
         "Existing Permitted Joint Venture"......................................................................10
         "Existing Senior Subordinated Notes"....................................................................10
         "Expiration Date".......................................................................................10
         "Fixed Charges".........................................................................................10
         "Fresh Start Reporting".................................................................................10
         "GAAP"..................................................................................................10
         "Government Securities".................................................................................10
         "Guarantee".............................................................................................10
         "Hedging Obligations"...................................................................................10
         "Holder"................................................................................................11
         "Holder Excess Proceeds"................................................................................11
         "Hospital"..............................................................................................11
         "Hospital Swap".........................................................................................11
         "Incur" or "incur"......................................................................................11
         "Indebtedness"..........................................................................................11
         "Indenture".............................................................................................11
         "Initial Lien"..........................................................................................11
         "Interest Payment Date".................................................................................12
         "Investments"...........................................................................................12
         "Lien"..................................................................................................12
         "Maturity"..............................................................................................12
         "Net Income"............................................................................................12
         "Net Proceeds"..........................................................................................12
         "Obligations"...........................................................................................13
         "Officers' Certificate".................................................................................13
         "Opinion of Counsel"....................................................................................13
         "Other Debt"............................................................................................13
         "Outstanding"...........................................................................................13
         "pari passu"............................................................................................14
         "Paying Agent"..........................................................................................14
         "Permitted Business"....................................................................................14
         "Permitted Indebtedness"................................................................................14
         "Permitted Investments".................................................................................16
         "Permitted Joint Venture"...............................................................................18
         "Permitted Liens".......................................................................................18
         "Permitted Refinancing Indebtedness"....................................................................19
         "Person"................................................................................................19
         "Physician Joint Venture Distributions".................................................................19
         "Physician Support Obligation"..........................................................................19


                                                                                                                Page
                                                                                                                ----
         "Plan"..................................................................................................20
         "Predecessor Security"..................................................................................20
         "Premium Percentage"....................................................................................20
         "Pro Forma Coverage Ratio"..............................................................................20
         "Pro Forma Senior Debt Ratio"...........................................................................21
         "Purchase Money Indebtedness"...........................................................................23
         "Qualified Receivables Financing".......................................................................23
         "Redemption Date".......................................................................................23
         "Redemption Price"......................................................................................23
         "Registration Rights Agreement".........................................................................23
         "Regular Record Date"...................................................................................23
         "Related Business"......................................................................................23
         "Related Party".........................................................................................23
         "Restricted Payments"...................................................................................23
         "Restricted Subsidiary".................................................................................23
         "Secured Indebtedness"..................................................................................24
         "Securities"............................................................................................24
         "Securities Act"........................................................................................24
         "Security Register" and "Security Registrar"............................................................24
         "Senior Debt"...........................................................................................24
         "Significant Subsidiary"................................................................................24
         "Special Record Date"...................................................................................24
         "Specified Agreement"...................................................................................24
         "Specified Indebtedness"................................................................................24
         "Stated Maturity".......................................................................................24
         "Structurally Senior Debt"..............................................................................25
         "Subsidiary"............................................................................................25
         "Supplemental Excess Proceeds"..........................................................................25
         "Trustee"...............................................................................................25
         "Trust Indenture Act"...................................................................................25
         "Unrestricted Subsidiary"...............................................................................25
         "U.S. Government Obligations"...........................................................................26
         "Vice President"........................................................................................26
         "Warrant Agreements"....................................................................................26
         "Weighted Average Life to Maturity".....................................................................26
         "Wholly Owned Subsidiary"...............................................................................26
     SECTION 102.                     Compliance Certificates and Opinions.......................................26
     SECTION 103.                     Form of Documents Delivered to Trustee.....................................27
     SECTION 104.                     Acts of Holders; Record Date...............................................28
     SECTION 105.                     Notices, Etc., to Trustee and Company......................................30
     SECTION 106.                     Notice to Holders; Waiver..................................................30
     SECTION 107.                     Conflict with Trust Indenture Act..........................................31
     SECTION 108.                     Effect of Headings and Table of Contents...................................31
     SECTION 109.                     Successors and Assigns.....................................................31
     SECTION 110.                     Separability Clause........................................................31
     SECTION 111.                     Benefits of Indenture......................................................31

                                                                                                                Page
                                                                                                                ----
     SECTION 112.                     Governing Law..............................................................31
     SECTION 113.                     Legal Holidays.............................................................32

ARTICLE TWO  Security Forms......................................................................................32

     SECTION 201.                     Forms Generally............................................................32
     SECTION 202.                     Form of Face of Security...................................................32
     SECTION 203.                     Form of Reverse of Security................................................33
     SECTION 204.                     Form of Trustee's Certificate of Authentication............................37

ARTICLE THREE  The Securities....................................................................................37

     SECTION 301.                     Title and Terms............................................................37
     SECTION 302.                     Denominations..............................................................38
     SECTION 303.                     Execution, Authentication, Delivery and Dating.............................38
     SECTION 304.                     Temporary Securities.......................................................38
     SECTION 305.                     Registration, Registration of Transfer and Exchange........................39
     SECTION 306.                     Mutilated, Destroyed, Lost and Stolen Securities...........................40
     SECTION 307.                     Payment of Interest; Interest Rights Preserved.............................40
     SECTION 308.                     Persons Deemed Owners......................................................41
     SECTION 309.                     Cancellation...............................................................42
     SECTION 310.                     Computation of Interest....................................................42
     SECTION 311.                     CUSIP Numbers..............................................................42

ARTICLE FOUR  Satisfaction And Discharge.........................................................................42

     SECTION 401.                     Satisfaction and Discharge of Indenture....................................42
     SECTION 402.                     Application of Trust Money.................................................43

ARTICLE FIVE  Remedies...........................................................................................44

     SECTION 501.                     Events of Default..........................................................44
     SECTION 502.                     Acceleration of Maturity; Rescission and Annulment.........................46
     SECTION 503.                     Collection of Indebtedness and Suits for Enforcement by Trustee............47
     SECTION 504.                     Trustee May File Proofs of Claim...........................................48
     SECTION 505.                     Trustee May Enforce Claims Without Possession of Securities................48
     SECTION 506.                     Application of Money Collected.............................................48
     SECTION 507.                     Limitation on Suits........................................................49
     SECTION 508.                     Unconditional Right of Holders to Receive Principal, Premium and Interest..49
     SECTION 509.                     Restoration of Rights and Remedies.........................................50
     SECTION 510.                     Rights and Remedies Cumulative.............................................50
     SECTION 511.                     Delay or Omission Not Waiver...............................................50
     SECTION 512.                     Control by Holders.........................................................50
     SECTION 513.                     Waiver of Past Defaults....................................................51
     SECTION 514.                     Undertaking for Costs......................................................51
     SECTION 515.                     Waiver of Stay or Extension Laws...........................................51

                                                                                                                Page
                                                                                                                ----
ARTICLE SIX  The Trustee.........................................................................................52

     SECTION 601.                     Certain Duties and Responsibilities........................................52
     SECTION 602.                     Notice of Defaults.........................................................52
     SECTION 603.                     Certain Rights of Trustee..................................................52
     SECTION 604.                     Not Responsible for Recitals or Issuance of Securities.....................54
     SECTION 605.                     May Hold Securities........................................................54
     SECTION 606.                     Money Held in Trust........................................................54
     SECTION 607.                     Compensation and Reimbursement.............................................54
     SECTION 608.                     Disqualification; Conflicting Interests....................................55
     SECTION 609.                     Corporate Trustee Required; Eligibility....................................55
     SECTION 610.                     Resignation and Removal; Appointment of Successor..........................55
     SECTION 611.                     Acceptance of Appointment by Successor.....................................57
     SECTION 612.                     Merger, Conversion, Consolidation or Succession to Business................57
     SECTION 613.                     Preferential Collection of Claims Against Company..........................57
     SECTION 614.                     Appointment of Authenticating Agent........................................58

ARTICLE SEVEN  Holders' Lists And Reports By Trustee And Company.................................................59

     SECTION 701.                     Company to Furnish Trustee Names and Addresses of Holders..................59
     SECTION 702.                     Preservation of Information; Communications to Holders.....................59
     SECTION 703.                     Reports by Trustee.........................................................60
     SECTION 704.                     Reports by Company.........................................................60

ARTICLE EIGHT  Consolidation, Merger, Conveyance, Transfer Or Lease..............................................61

     SECTION 801.                     Company May Consolidate, Etc. and Purchases of Assets Only on Certain Terms.61
     SECTION 802.                     Successor Substituted......................................................62

ARTICLE NINE  Supplemental Indentures............................................................................62

     SECTION 901.                     Supplemental Indentures Without Consent of Holders.........................62
     SECTION 902.                     Supplemental Indentures and Waivers with Consent of Holders................63
     SECTION 903.                     Execution of Supplemental Indentures.......................................64
     SECTION 904.                     Effect of Supplemental Indentures..........................................65
     SECTION 905.                     Conformity with Trust Indenture Act........................................65
     SECTION 906.                     Reference in Securities to Supplemental Indentures.........................65

ARTICLE TEN  Covenants...........................................................................................65

     SECTION 1001.                    Payment of Principal, Premium and Interest.................................65
     SECTION 1002.                    Maintenance of Office or Agency............................................65
     SECTION 1003.                    Money for Security Payments to be Held in Trust............................66
     SECTION 1004.                    Existence..................................................................67
     SECTION 1005.                    Maintenance of Properties..................................................68

                                                                                                                Page
                                                                                                                ----
     SECTION 1006.                    Payment of Taxes and Other Claims..........................................68
     SECTION 1007.                    Maintenance of Insurance...................................................68
     SECTION 1008.                    Limitations on Incurrence of Indebtedness..................................68
     SECTION 1009.                    Limitations on Restricted Payments.........................................69
     SECTION 1010.                    Limitation on Dividend and Other Payment Restrictions Affecting Restricted
                                      Subsidiaries...............................................................73
     SECTION 1011.                    Limitations on Liens.......................................................75
     SECTION 1012.                    Limitations on Disposition of Assets.......................................75
     SECTION 1013.                    Limitations on Transactions with Affiliates................................81
     SECTION 1014.                    Designation of Restricted and Unrestricted Subsidiaries....................83
     SECTION 1015.                    Change of Control..........................................................84
     SECTION 1016.                    Limitation on Conduct of Business..........................................84
     SECTION 1017.                    Reports....................................................................85
     SECTION 1018.                    Statement by Officers as to Default and Change in Fiscal Year; Compliance
                                      Certificates...............................................................85
     SECTION 1019.                    Waiver of Certain Covenants................................................86

ARTICLE ELEVEN  Redemption Of Securities.........................................................................86

     SECTION 1101.                    Right of Redemption........................................................86
     SECTION 1102.                    Applicability of Article...................................................86
     SECTION 1103.                    Election to Redeem; Notice to Trustee......................................87
     SECTION 1104.                    Selection by Trustee of Securities to Be Redeemed..........................87
     SECTION 1105.                    Notice of Redemption.......................................................87
     SECTION 1106.                    Deposit of Redemption Price................................................88
     SECTION 1107.                    Securities Payable on Redemption Date......................................89
     SECTION 1108.                    Securities Redeemed in Part................................................89

ARTICLE TWELVE  Defeasance And Covenant Defeasance...............................................................90

     SECTION 1201.                    Company's Option to Effect Defeasance or Covenant Defeasance...............90
     SECTION 1202.                    Defeasance and Discharge...................................................90
     SECTION 1203.                    Covenant Defeasance........................................................90
     SECTION 1204.                    Conditions to Legal Defeasance or Covenant Defeasance......................91
     SECTION 1205.                    Deposited Money and U.S. Government Obligations to be Held in Trust; Other
                                      Miscellaneous Provisions...................................................92
     SECTION 1206.                    Reinstatement..............................................................93

     INDENTURE, dated as of June __, 2001, between Clarent Hospital Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 515 W. Greens Road, Suite 500, Houston, Texas 77067, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

     For and in consideration of the premises and the receipt and acceptance of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        Definitions And Other Provisions
                             Of General Application

SECTION 101.               Definitions

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein);

     (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with GAAP; and

     (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person merges or is consolidated with or into or becomes a Subsidiary of such specified Person; (ii) Indebtedness assumed in connection with, or incurred for the purpose of financing, the acquisition of substantially all of the assets of an operating unit or business of another Person; and (iii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person, including, in the case of each of the foregoing clauses (i), (ii) and (iii), Indebtedness incurred in connection with, or in contemplation of, such other Person merging or consolidating with or into or becoming a Subsidiary of such specified Person or such acquisition.

     "Additional Charges" has the meaning specified in Section 1012(a).

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "Affiliate Transaction" has the meaning specified in Section 1013.

     "Asset Sale" means any sale, transfer or other disposition, completed from and after the date of this Indenture, whether in a single transaction or a series of related transactions, (i) of any assets of any of the Company and its Restricted Subsidiaries (including by way of sale and leaseback or by way of a Hospital Swap) or (ii) of all or substantially all of the Capital Stock of any Restricted Subsidiary directly or indirectly owned by the Company; provided, however, that "Asset Sale" shall not include (A) any sale, transfer or other disposition in the ordinary course of business or of obsolete, uneconomical, damaged, worn-out or surplus property, (B) any sale, transfer or other disposition of accounts receivable and related assets in connection with a Qualified Receivables Financing, (C) any sale, transfer or other disposition of assets by the Company or a Restricted Subsidiary of the Company to the Company or any Restricted Subsidiary of the Company, (D) any issuance of Equity Interests by a Restricted Subsidiary of the Company to the Company or another Restricted Subsidiary of the Company or by the Company to any Person or any change in the state of incorporation or other organization of the Company or any Restricted Subsidiary of the Company, (E) any Permitted Investment or any Restricted Payment or other transaction (including any sale, transfer or other disposition of assets to an Unrestricted Subsidiary of the Company) permitted by
Section 1009 or any transaction permitted by Article Eight, (F) any sale, transfer or other disposition of the Capital Stock of or any Investment in any Unrestricted Subsidiary of the Company, (G) any surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind, (H) any granting of Liens not otherwise prohibited by this Indenture, or (I) any licensing arrangement

     "Asset Sale Offer" has the meaning specified in Section 1012(a).

     "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the interest rate implicit in the lease, compounded, semiannually) of the obligation of the lessee of the property subject to such sale-leaseback transaction for rental payments during the remaining term of the lease included in such transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of penalty (in which case the rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities in accordance with Section 614.

     "Authorized Officer" means any individual or member of the corporate trust department of the Person serving as Trustee hereunder or any individual who performs similar duties or who has the responsibility for handling matters in connection with this Indenture because of such individual's experience with such matters.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

     "Calculation Date" means, when used with respect to any calculation, the date of the transaction giving rise to the need to make such calculation.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the discounted present value of the rental obligations of any Person under any lease of any property that would at such time be so required to be capitalized on the balance sheet of such Person in accordance with GAAP.

     "Capital Stock" means, (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights (other than convertible or exchangeable Indebtedness) or other equivalents (however designated) of corporate stock,
(iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash Equivalents" means:

     (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

     (ii) certificates of deposit, demand and time deposits, Eurodollar time deposits, bankers' acceptances and money market deposits with maturities not exceeding one year and overnight bank deposits, in each case, with any lender party to any Specified Indebtedness or any commercial bank or trust company having capital, surplus and undivided profits in excess of $50,000,000 (or the foreign currency equivalent thereof) or any money-market fund sponsored by a registered broker, dealer or mutual fund distributor;

     (iii) repurchase obligations with a term of not more than one year for underlying securities of the types described in clauses (i) and (ii) above entered in to with any financial institution meeting the qualifications specified in clause (ii) above;

     (iv) commercial paper having one of the two highest ratings obtainable from Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") and other debt securities or debt instruments having maturities of not more than one year from the date of acquisition thereof with a rating of "A" or higher by S&P or "A2" or higher by Moody's or the equivalent of such rating by such rating organization or, if no rating of S&P or Moody's then exists, the equivalent of such rating by any other nationally recognized securities rating agency;

     (v) marketable direct obligations having maturities of not more than one year from the date of acquisition thereof issued by any State, commonwealth or territory of the United States of America or any political subdivision or taxing authority or public instrumentality thereof with a rating of at least "A" by S&P or "A" by Moody's or the equivalent of such rating by such rating organization or, if no rating of S&P or Moody's then exists, the equivalent of such rating by any other nationally recognized securities rating agency; and

     (vi) funds which invest substantially all of their assets in cash and Cash Equivalents of the kinds described in any of clauses (i) through (v) of this definition.

     "Change of Control" means the occurrence of any of the following: (i) any sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any "person" (as defined in Section 13(d)(3) of the Exchange
Act) or "group" (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
Act) other than to any of the Designated Holders and other than to any person or group (each as so defined) who, prior to such transaction, held a majority of the total voting power entitled to vote generally in the election of directors of the Company; (ii) the adoption of a plan for the liquidation or dissolution of the Company other than in connection with a transaction which complies with the provisions of Article Eight hereof; or (iii) the acquisition by any person or group (each as defined above) (other than any of the Designated Holders) of a majority of the total voting power entitled to vote generally in the election of directors of the Company other than to any person or group (each as so defined) who, prior to such transaction, held a majority of the total voting power entitled to vote generally in the election of directors of the Company; provided, however, that a transaction the principal purpose of which is to change the state of incorporation of the Company shall in no event constitute a "Change of Control."

     "Change of Control Offer" has the meaning specified in Section 1015.

     "Change of Control Payment" has the meaning specified in Section 1015.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means the Company's common stock, par value $0.01 per share.

     "Company" means the Person defined as the "Company" in the first paragraph of this instrument (including such Person if reincorporated under the laws of another State) until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President or a Vice President and by its Chief Financial Officer, its Treasurer, its Controller, its Secretary, an Assistant Secretary or its General Counsel and delivered to the Trustee.

     "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (a) an amount equal to any net loss realized in connection with an Asset Sale or other disposition of assets (to the extent such losses were deducted in computing Consolidated Net Income), plus (b) provision for taxes based on income or profits to the extent such provision for taxes was deducted in computing Consolidated Net Income, plus (c) Consolidated Interest Expense of such Person for such period, to the extent such expense was deducted in computing Consolidated Net Income, plus (d) depreciation and amortization (including amortization of goodwill and other intangibles, impairment expense and other non-cash charges) of such Person and its Restricted Subsidiaries for such period to the extent such depreciation and amortization were deducted in computing Consolidated Net Income, in each case, on a consolidated basis and determined in accordance with GAAP.

     "Consolidated Gross Tangible Assets" means, with respect to the Company as of any date, total assets (net of applicable allowances and other properly deductible items) less goodwill, patents and trademarks, to the extent included in total assets; all as set forth on the most recent consolidated balance sheet of the Company and its Restricted Subsidiaries furnished to the Trustee hereunder, and as determined in accordance with GAAP.

     "Consolidated Interest Expense" means, with respect to any Person for any period, the interest expense of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP (including amortization of original issue discount and deferred financing costs to the extent included in interest expense (other than deferred financing costs that are accelerated upon the redemption, repurchase or prepayment of any Indebtedness and except as set forth in the provisos to this definition)), non-cash interest payments, the interest component of all payments associated with all Capital Lease Obligations and net payments, if any, pursuant to Hedging Obligations; provided, however, that in no event shall the Class 4 Cash Payment made pursuant to Sections 4.4(b)(ii) and 5.3(h)-(j) of the Plan be included in the calculation of Consolidated Interest Expense, nor shall any amortization of deferred financing cost incurred in connection with any of the following be included in Consolidated Interest Expense: the Existing Credit Facility, the Existing Senior Subordinated Notes, the Shareholder Subordinated Note or the issuance of the Securities; provided, further, that the Consolidated Interest Expense with respect to any Restricted Subsidiary that is not a Wholly Owned Subsidiary shall be included only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income.

     "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP, excluding each of the following:

          (a) any legal, consulting and other professional fees and expenses and any restructuring and/or reorganization charges incurred in conjunction with the bankruptcy case of the Company, including any restructuring and/or reorganization charge to revalue the Company's assets and liabilities to fair market value and any other expenses or one-time charges incurred (except in the case of Clause (iii) below) through the date of this Indenture to effect, or in connection with, or reflecting:

               (i) any bankruptcy case filed against the Company or any Subsidiary, including the filing by the Company or any of its Subsidiaries of any petition in bankruptcy,

               (ii) the offering of the Securities under the Plan,

               (iii) any offering or registration of the Securities or any other securities pursuant to the Registration Rights Agreement,

               (iv) the termination effective May 16, 2000 of the Company's receivables securitization program or any prior waivers or amendments relating thereto, or

               (v) the refinancing and replacement of the Existing Senior Subordinated Notes with the Securities and shares of Common Stock;

          (b) except to the extent dividends or distributions actually paid were included pursuant to the proviso to this definition, the Net Income of any other Person accrued prior to the date it becomes a Restricted Subsidiary of such Person or any of its Restricted Subsidiaries or that other Person's assets are acquired by such Person or any of its Restricted Subsidiaries;

          (c) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not, at the date of determination, permitted without any prior government approval (which has not been obtained) or, directly or indirectly, by operation of the terms of its certificate of incorporation or charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

          (d) the cumulative effect of a change in accounting principles;

          (e) any management stay bonuses described in the Plan;

          (f) any non-recurring, non-cash charges associated with any refinancing and replacement of the Existing Credit Facility with Indebtedness of any of the Company and its Subsidiaries;

          (g) any non-cash extraordinary gains or losses;

          (h) any corporate office restructuring charges prior to September 30, 2001, including, but not limited to, severance, office relocation costs, and lease termination costs;

          (i) all non-cash restructuring charges incurred after the date of this Indenture;

          (j) any non-cash gains or charges separately reported on the face of the Company's publicly reported financial statements as an unusual, an impairment or a similar item (exclusive of the charges referred to in items
     (a)(i) and (h));

          (k) non-cash charges relating to employee benefit or other management compensation plans of such Person or a Restricted Subsidiary of such Person shall be excluded to the extent that such non-cash charges are deducted in computing such Consolidated Net Income, provided that if such Person or any Restricted Subsidiary of such Person makes a cash payment in respect of any such non-cash charge referred to in this clause (k) in any period, such cash payment shall (without duplication) be deducted from the Consolidated Net Income of such Person for such period; and

          (l) the Class 4 Cash Payment made pursuant to Sections 4.4(b)(ii) and 5.3(h)-(j) of the Plan;

provided, however, that the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash (unless said Person has unilateral discretion to determine the amount of such dividends or distributions) to the referent Person or a Restricted Subsidiary thereof to the extent such Net Income (or loss) is separately disclosed in the Company's publicly issued financial statements.

     "Consolidated Net Tangible Assets" means, with respect to any Person as of any date, total assets (net of applicable allowances and other properly deductible items) less: (i) total current liabilities, except for (A) notes and loans payable, (B) current maturities of long-term Indebtedness, and (C) current maturities of Obligations under leases of any property that would at such time be required to be capitalized; and (ii) goodwill, patents and trademarks, to the extent included in total assets; all as set forth on the most recent consolidated balance sheet of the Company and its Restricted Subsidiaries furnished to the Trustee hereunder, and as determined in accordance with GAAP.

     "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its Restricted Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock), less all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made in accordance with GAAP as a result of the acquisition of such business) subsequent to the date of this Indenture in the book value of any asset owned by such Person or a Restricted Subsidiary of such Person, and excluding the cumulative effect of a change in accounting principles, all as determined in accordance with GAAP.

     "Corporate Trust Office" means the office of the Trustee at 101 Barclay Street, Floor 21, New York, New York 10286, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company.

     "Corporation" means a corporation, association, company (including a limited liability company), joint-stock company, partnership or business trust.

     "covenant defeasance" has the meaning specified in Section 1203.

     "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Designated Holder" means any of Capital Research and Management Co., IDS/American Express, Putnam Investment Management, Inc., W. L. Ross & Co. and each other Person having, directly or indirectly as of the date of this Indenture, 10% or more of the total voting power entitled to vote generally in the election of directors of the Company, any Affiliate or other Related Party of any such Person (including, without limitation, (i) in the case of Capital Research and Management, each of the following: American High Income Trust, The Income Fund of America, Inc., The Bond Fund of America, Inc., American Variable Insurance Series High Yield Bond Fund, American Variable Insurance Series Bond Fund, Capital Guardian US Fixed Income Master Fund and Capital Guardian US High Yield Fixed Income Fund; (ii) in the case of W.L. Ross & Co., the following: WLR Recovery Fund, L.P.; (iii) in the case of Putnam Investment Management, Inc., each of the following: Lincoln National Global Asset Allocation Fund, Inc., Putnam Variable Trust-Putnam VT Global Asset Allocation Fund, Putnam World Trust II-Putnam High Yield Bond Fund, Putnam High Yield Fixed Income Fund, LLC, Putnam Asset Allocation Funds-Conservative Portfolio, Putnam High Income Convertible and Bond Fund, Travelers Series Fund Inc.-Putnam Diversified Income Portfolio, Abbot Laboratories Annuity Retirement Plan, Strategic Global Fund-High Yield Fixed Income (Putnam) Fund, Putnam Strategic Income Fund, Putnam Managed High Yield Trust, Putnam High Yield Managed Trust, Putnam Asset Allocation Funds-Growth

Portfolio, Putnam Master Income Trust, Putnam Variable Trust-Putnam VT Diversified Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, Putnam Variable Trust-Putnam VT High Yield Fund, Putnam Diversified Income Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Funds Trust-Putnam High Yield Trust II; and (iv) in the case of IDS/American Express, each of the following: AXP Bond Fund, Inc., High Yield Portfolio, AXP Variable Portfolio Bond Fund, a series of AXP Variable Portfolio Income Series, Inc., AXP Variable Portfolio Managed Fund, a series of AXP Variable Portfolio Managed Series, Inc., Income Portfolio, a series of IDS Life Series Fund, Inc., Managed Portfolio, a series of IDS Life series Fund, Inc., AXP Variable Portfolio Extra Income Fund, a series of AXP Variable Portfolio Income Series, Inc., Nomura Global Investment Fund, Calhoun CBO, Limited, ML CLO XIX Sterling, Isles CBO, Limited, American Express Retirement Plan, High Yield Fixed Income, Cedar CBO, Limited, Centennial CBO, Limited, Minnesota State Board of Investment, Archimedes Funding I, Clarion CBO, Limited, Ariel CBO, Limited, North Memorial Medical Center Funded Depreciation Fund International, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Certificate Company, American Enterprise Life Insurance Company and American Centurion Life Assurance Company), any person employed in the Company in a management capacity on the date of this Indenture and any Affiliate or other Related Party of any such employed person.

     "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is required to be redeemed, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities.

     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock or securities convertible into Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "Event of Default" has the meaning specified in Section 501.

     "Excepted Subsidiary" has the meaning specified in Section 1014.

     "Excess Proceeds" has the meaning specified in Section 1012.

     "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

     "Existing Credit Facility" means the Credit Agreement dated as of May 16, 2000 by and among certain Subsidiaries of the Company, The CIT Group/Business Credit, Inc. ("CIT"), Heller Healthcare Finance, Inc. ("Heller"), CIT as Administrative Agent and Heller as Collateral and Documentation Agent, and the other documents and instruments entered into in favor of any of the Administrative Agent, the Collateral and Documentation Agent and such lenders or any letter of credit issuing bank in connection therewith, in each case as heretofore amended or otherwise modified and in effect on the date of this Indenture.

     "Existing Indebtedness" means Indebtedness of any of the Company and its Subsidiaries (including, without limitation, Indebtedness under the Existing Credit Facility) in existence on the date of this Indenture, until such amounts are repaid, and the term "Existing Indebtedness" shall in all events include Indebtedness in respect of the Securities.

     "Existing Permitted Joint Venture" means any Permitted Joint Venture in effect on the date of this Indenture.

     "Existing Senior Subordinated Notes" means the Company's 10% Senior Subordinated Notes due 2006 issued pursuant to the indenture, dated as of August 16, 1996, between the Company and The Bank of New York, as successor to AmSouth Bank of Alabama, as trustee, which Notes are being exchanged for Securities and shares of Common Stock substantially simultaneously with the original issuance of the Securities.

     "Expiration Date" has the meaning specified in Section 104.

     "Fixed Charges" means, with respect to any Person for any period, the sum of (i) the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period on a consolidated basis in accordance with GAAP;
(ii) any interest expense on Indebtedness of another Person to the extent that it is Guaranteed by the referent Person or one of its Restricted Subsidiaries or secured by a Lien on assets of the referent Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon); and (iii) all cash dividend payments (and non-cash dividend payments in the case of a Person that is a Restricted Subsidiary) on any series of preferred stock of the referent Person (other than preferred stock which is considered Indebtedness ).

     "Fresh Start Reporting" means the reporting and accounting practices found in the American Institute of Certified Public Accountants' Statement of Position
(SOP) 90-7.

     "GAAP" means generally accepted accounting principles set forth in the statements, opinions and pronouncements of the Accounting Principles Board, or the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or the rules and guidelines of the Commission, as applicable, or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect from time to time, including, without limitation, Fresh Start Reporting.

     "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

     "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

     "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements, interest rate floor agreements and interest rate collar agreements, and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Holder Excess Proceeds" has the meaning specified in Section 1012.

     "Hospital" means a hospital, outpatient clinic, long-term care facility, hospice, psychiatric facility, ambulatory surgery center, medical office building, mobile diagnostic facility or any other facility or business that is used or useful in or related to the provision of healthcare services or a Related Business.

     "Hospital Swap" means an exchange of assets and, to the extent necessary to equalize the value of the assets being exchanged or as otherwise agreed, cash by the Company or a Restricted Subsidiary of the Company for one or more Hospitals and/or one or more Related Businesses or for Capital Stock of any Person owning, leasing or operating one or more Hospitals and/or one or more Related Businesses (provided that the acquisition of such Capital Stock, valued at the time of the exchange as determined by the Board of Directors of the Company, is otherwise permitted under this Indenture).

     "Incur" or "incur" has the meaning specified in Section 1008.

     "Indebtedness" of any Person means at any date, without duplication, (i) all liabilities of such Person (A) for borrowed money; (B) evidenced by bonds, debentures, notes or other similar instruments; or (C) representing the deferred price of property required to be accrued on the balance sheet of such Person, except accounts payable arising in the ordinary course of business; (ii) all Capital Lease Obligations of such Person; (iii) all Indebtedness of others to the extent secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person (the amount of such obligation being deemed to be the lesser of the value of the property or assets or the amount of the obligation so secured); (iv) all Indebtedness of others to the extent Guaranteed by such Person; (v) all reimbursement obligations of such Person with respect to any letter of credit or banker's acceptance or with respect to any similar credit transaction; (vi) Attributable Debt of such Person; (vii) all obligations to redeem Disqualified Stock issued by such Person; (viii) Hedging Obligations of such Person; and (ix) liabilities under any Qualified Receivables Financing. The amount of any Indebtedness at any time of determination (a) represented by any of the items in clause (i) or (ii) shall be the amount of any such item that would appear as a liability in accordance with GAAP on the balance sheet of such Person, (b) represented by liabilities under any Qualified Receivables Financing shall be the amount of the net uncollected receivables acquired by the purchaser (other than the Company or any Subsidiary of the Company) thereof, excluding amounts representative of yield or interest earned on such investment, and (c) represented by any Disqualified Stock, shall be the maximum fixed redemption or repurchase price in respect thereof.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Initial Lien" has the meaning specified in Section 1011.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees, made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP excluding, however, any amount representing the amortization of goodwill or other intangible assets arising from acquisitions subsequent to the date of this Indenture and excluding any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions), and excluding any extraordinary or non-recurring gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

     "Net Proceeds" means the aggregate cash proceeds received after the date hereof by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash portion received in any Hospital Swap), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or any provision for taxes payable as a result thereof, amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP and appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve required in accordance with GAAP for any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale; provided, however, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Proceeds at such time; provided, further, that in the event that a Restricted Subsidiary dividends or distributes to all of its stockholders or other equity holders on a pro rata basis any proceeds of an Asset Sale, Net Proceeds shall not include any of such proceeds in excess of the Company's and its Restricted Subsidiaries' share of such distributed proceeds (net of costs, expenses and other amounts as aforesaid).

     "Obligations" means any principal, interest, penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness, and shall include obligations of any kind payable in connection with the documentation, evidencing, governing, securing or otherwise relating to the Existing Credit Facility and any amendments, modifications, restatements, extensions, renewals, increases, supplements, refundings, replacements or refinancings thereof.

     "Officers' Certificate" means a certificate on behalf of the Company signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trustee or the Company, including an employee of the Company, and who shall be reasonably acceptable to the Trustee.

     "Other Debt" has the meaning specified in Section 1012(a).

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Subsidiary of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which an Authorized Officer of the Trustee actually knows to be so owned shall be so disregarded; provided, further, that any Securities that are to be acquired by the Company or any Subsidiary of the Company pursuant to any agreement with any Holder(s) or pursuant to an exchange offer or tender offer or otherwise shall not be deemed to be owned by the Company or any such Subsidiary until legal title to such Securities passes to the Company or such Subsidiary, as the case may be. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Subsidiary of the Company or of such other obligor.

     "pari passu", when used with respect to the ranking of any Indebtedness of any Person in relation to other Indebtedness of such Person, means that each such Indebtedness (a) either (i) is not subordinated in right of payment to any other Indebtedness of such Person or (ii) is subordinate in right of payment to the same Indebtedness of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Indebtedness of such Person as to which the other is not so subordinate.

     "Paying Agent" has the meaning specified in Section 1003.

     "Permitted Business" means the ownership, leasing, operation or management of Hospitals and Related Businesses.

     "Permitted Indebtedness" means any of the following determined without duplication:

          (i) the incurrence by any of the Company and its Restricted Subsidiaries of any Specified Indebtedness in an aggregate principal amount of Indebtedness not to exceed at any one time outstanding $70,000,000 less, the aggregate amount of all Net Proceeds of Asset Sales applied to permanently reduce such Specified Indebtedness and, in the case of any revolving credit Specified Indebtedness, to permanently reduce the commitments thereunder, in each case pursuant to, and to the extent required by, Section 1012 (including, without limitation, Section 1012(a)(iv));

          (ii) Capital Lease Obligations of any of the Company and its Restricted Subsidiaries in an aggregate principal amount not to exceed five percent (5%) of the Consolidated Net Tangible Assets of the Company and its Restricted Subsidiaries taken as a whole at any time outstanding;

          (iii) the incurrence by any of the Company and its Restricted Subsidiaries of Existing Indebtedness;

          (iv) other Guarantees by any of the Company and its Restricted Subsidiaries of Indebtedness otherwise permitted to be incurred under this Indenture;

          (v) Physician Support Obligations of any of the Company and its Restricted Subsidiaries;

          (vi) Purchase Money Indebtedness of any of the Company and its Restricted Subsidiaries incurred in the ordinary course of business by any Person acquiring or constructing the property subject thereto or Attributable Debt in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding;

          (vii) Indebtedness incurred by any of the Company and its Restricted Subsidiaries in respect of tender, bid, performance, return of money or government contract bonds, progress payments, or warranty or completion guaranties or contractual service obligations of like nature or surety or appeal bonds, in each case in the ordinary course of business;

          (viii) the incurrence by any of the Company and its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any fixed or floating rate of Indebtedness that is permitted by the terms hereof to be outstanding, provided that the notional principal amount thereof does not exceed the aggregate principal amount of Indebtedness hedged at the time the Hedging Obligation is entered into;

          (ix) the incurrence by any of the Company and its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, (A) the Securities, (B) Existing Indebtedness, (C) Indebtedness incurred pursuant to any of the above Clauses (ii) and (iv) of this definition and this Clause (ix), or (D) any Indebtedness that was incurred in compliance with both the Pro Forma Coverage Ratio test and the Pro Forma Senior Debt Ratio test contained in the first paragraph of
     Section 1008;

          (x) the incurrence by any of the Company and its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries;

          (xi) the incurrence by any of the Company and its Restricted Subsidiaries of Indebtedness arising from any agreement entered into by the Company or any of its Restricted Subsidiaries providing for indemnification, purchase price adjustment, holdback, contingency payment obligations based on the performance of the acquired or disposed assets where the achievement of the contingency is subject to reasonable doubt, or similar obligations incurred by any Person in connection with the acquisition or disposition of assets permitted by this Indenture;

          (xii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument (except in the case of daylight overdrafts) drawn against insufficient funding in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence or otherwise permitted under Section 1008;

          (xiii) Indebtedness not to exceed $1,800,000 incurred or assumed by Metropolitan Hospital, L.P. in connection with an Investment in, or other acquisition of, the medical office building relating to the operations of Metropolitan Hospital, L.P.; and

          (xiv) the incurrence by any of the Company and its Restricted Subsidiaries of Indebtedness (in addition to Indebtedness permitted by any of the foregoing Clauses (i) through (xiii) or Indebtedness incurred in compliance with both the Pro Forma Coverage Ratio test and the Pro Forma Senior Debt Ratio test contained in the first paragraph of Section 1008) in an aggregate principal amount at any time outstanding not to exceed the greater of (x) $5,000,000 and (y) five percent (5%) of the Company's Consolidated Net Worth at the time of incurrence, together with all Indebtedness incurred to extend, refinance, renew, replace, defease or refund any Indebtedness incurred pursuant to this clause (xiv).

     "Permitted Investments" means:

          (i) any Investment in the Company or a Restricted Subsidiary of the Company;

          (ii) any Investments after the date of this Indenture in any Permitted Joint Venture(s) relating to any medical office building(s) owned in whole or in part by any of the Company and its Subsidiaries on the date of this Indenture, such Investments not to exceed at any one time outstanding $6,000,000;

          (iii) cash or any Investment in Cash Equivalents;

          (iv) any Investments existing on the date of this Indenture or made pursuant to legally binding (in the good faith belief of the Company) written agreements in existence on such date, including, without limitation, any such Investments in respect of any Existing Permitted Joint Ventures (including in any Equity Interests of any such Person);

          (v) any Investment in a Person, if as a result of such investment (A) such Person becomes a Restricted Subsidiary of the Company or (B) such Person, in one transaction or a series of related or substantially concurrent transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company;

          (vi) any investment in a loan or other obligation(s) for the payment of money (whether or not evidenced by promissory notes) made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 1012 hereof or in connection with any other disposition of assets not constituting an Asset Sale;

                  (vii) any acquisition of assets (including Capital Stock) solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company;

                  (viii) loans and advances made to and guarantees provided for the benefit of officers and employees of the Company and its Subsidiaries in the ordinary course of business; provided, however, that any such loans, advances and guarantees provided to any Person which exceed $250,000 in the aggregate at any one time shall be approved by the Board of Directors of the Company;

                  (ix) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business;

                  (x) Investments received as consideration for the settlement of any litigation, arbitration or claim of bankruptcy or pursuant to any plan of reorganization or other arrangement upon the bankruptcy or insolvency of any trade debtors, customers or other Persons or in partial or full satisfaction of delinquent obligations owed by a financially troubled Person or in satisfaction of judgments or upon foreclosure of liens;

                  (xi) obligations of one or more officers or other employees of the Company or any of its Restricted Subsidiaries in connection with such officer's or employee's acquisition of shares of Common Stock so long as no cash or other assets are paid by the Company or any of its Restricted Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

                  (xii) Investments in any of the Securities in accordance with Sections 4.4(b) and 5.3 of the Plan;

                  (xiii) receivables owing to the Company or any Restricted Subsidiary and created or acquired in the ordinary course of business;

                  (xiv) Investments in connection with a Qualified Receivables Financing of Equity Interests of a trust or other Person established to effect such Qualified Receivables Financing, and any other Investment by the Company or a Subsidiary of the Company in any Person in connection with a Qualified Receivables Financing customary for such transactions;

                  (xv) Physician Support Obligations;

                  (xvi) Investments consisting of Hedging Obligations otherwise permitted under this Indenture;

                  (xvii) Investments in loans or other obligations (other than Capital Stock) associated with Hospital Swaps (whether or not evidenced by promissory notes); and

                  (xviii) other Investments in any Person having an aggregate fair market value (determined by the Board of Directors of the Company and measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (xviii) that are at the time outstanding not to exceed an amount equal to the sum of (1) the greater of (A) $10,000,000 and (B) five percent (5%) of Consolidated Gross Tangible Assets determined as of the close of the most recently ended calendar month prior to the time any such Investment is made plus (2) to the extent that any Investment was treated as a Permitted Investment under any Clause of this definition, the cash return (including dividends, interest, distributions, returns of principal and profits on sale) of such Investment (less the cost of disposition, if any).

         Any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer as determined in each case by the Board of Directors of the Company.

            "Permitted Joint Venture" means a Person other than a Subsidiary of the Company (i) which owns, leases, operates or services a Hospital or Related Business or manufactures or markets healthcare products or information and (ii) of which the Company or any Restricted Subsidiary of the Company owns a 30% or greater Equity Interest.

            "Permitted Liens" means (i) Liens in favor of the Company or any Restricted Subsidiary; (ii) Liens on property of a Person existing at the time such Person either is merged into or consolidated with the Company or any Subsidiary of the Company or becomes a Subsidiary of the Company, provided, that such Liens (x) were not incurred in connection with, or in contemplation of, such merger, consolidation or becoming a Subsidiary and (y) do not extend to any assets other than those of the Person merged into or consolidated with the Company or such Subsidiary; (iii) Liens on property existing at the time of acquisition thereof by the Company or any Subsidiary of the Company, provided that such Liens were not incurred in connection with, or in contemplation of, such acquisition and do not extend to any assets of the Company or any of its Subsidiaries other than the property so acquired; (iv) Liens existing on the date of this Indenture, including any such Liens securing any Existing Indebtedness; (v) statutory, contractual and common law Liens of landlords and statutory and common law Liens of carriers, mechanics, materialmen, warehousemen, suppliers and others and other Liens to secure obligations of like nature incurred in the ordinary course of business and with respect to amounts that, in each case, are not yet delinquent or whose amount, applicability or validity are being contested in good faith by appropriate proceedings and for which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (vi) Liens incurred or deposits made to secure the performance of statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, tenders, bids, leases, government contracts, progress payments or completion or performance, government contract and return-of-money bonds or contractual service or other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (vii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or whose amount, applicability or validity are being contested in good faith by appropriate proceedings and for which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made or that are not material; (viii) attachment or judgment Liens not giving rise to an Event of Default; (ix) leases or subleases granted to others not interfering with the ordinary conduct of business of the Company or any of its Restricted Subsidiaries; (x) bankers' Liens with respect to the right of set-off arising in the ordinary course of business against amounts maintained in bank accounts or certificates of deposit;
(xi) Liens consisting of rights of first refusal or options to purchase ownership interests in any property; (xii) other Liens securing any Indebtedness (including letters of credit and Guaranties) permitted to be incurred by Section 1008 of this Indenture (including as Permitted Indebtedness), including, without limitation, Liens incurred in connection with a Qualified Receivables Financing (but excluding any Indebtedness which is subordinated in right of payment to the Securities); (xiii) Liens on Capital Stock of any Unrestricted Subsidiary that secures Indebtedness or other obligations of such Unrestricted Subsidiary; and
(xiv) Liens securing Permitted Refinancing Indebtedness.

            "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of any of the Company and its Restricted Subsidiaries; provided, however, that: (i) the principal amount (or accrued value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accrued value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of any prepayment premiums and any other reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date on or after the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Securities, such Permitted Refinancing Indebtedness is subordinated in right of payment to, the Securities on terms at least as favorable to the Holders of Securities as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

            "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Physician Joint Venture Distributions" means distributions made by the Company or any of its Restricted Subsidiaries to any physician, pharmacist or other allied healthcare professional in connection with the unwinding, liquidation or other termination of any joint venture or similar arrangement between any such Person and the Company or any of its Restricted Subsidiaries.

            "Physician Support Obligation" means any obligation or guarantee to, or on behalf of, or for the benefit of, any physician, pharmacist or other allied healthcare professional (or of professional corporations or partnerships some or all of which are owned by any such healthcare professionals) pursuant to a written agreement having, in the case of any agreement entered into after the date of this Indenture, an initial term or any subsequent term not to exceed four (4) years incurred in the ordinary course of business (including, without limitation, in connection with recruiting, redirecting or retaining such physician, pharmacist or other allied healthcare professional) to provide service to patients in the service area of any Hospital or Related Business owned, leased or operated by the Company or any of its Subsidiaries or any Permitted Joint Venture, but excluding actual compensation for services provided by such physician, pharmacist or other allied healthcare professional to any Hospital or Related Business owned, leased or operated by the Company or any of its Subsidiaries or any Permitted Joint Venture; provided, however, that if any such obligation or guarantee, or series of related such obligations or guarantees, entered into after the date of this Indenture involves aggregate consideration in excess of $500,000 to any one such physician, pharmacist or other healthcare professional, such obligation or guarantee, or series of related obligations or guarantees, shall not constitute a Physician Support Obligation unless approved by a majority of the disinterested members of the Board of Directors of the Company.

            "Plan" means the Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated October 6, 2000, as filed and as it may be supplemented, amended or otherwise modified from time to time.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Premium Percentage" has the meaning specified in Section 1012.

            "Pro Forma Coverage Ratio" means with respect to any Person for the applicable reference period, the pro forma ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. The Pro Forma Coverage Ratio shall, as applicable, be calculated on the following basis:

            (i) notwithstanding clause (b) of the definition of Consolidated Net Income, if the Indebtedness which is being created, incurred or assumed is Acquired Debt, the Pro Forma Coverage Ratio shall be determined after giving effect to both the Fixed Charges related to the creation, incurrence or assumption of such Acquired Debt and the Consolidated Cash Flow (A) of the Person becoming a Restricted Subsidiary of such Person or (B) in the case of an acquisition of assets which constitute substantially all of an operating unit or business, relating to the assets being acquired by such Person or any of its Restricted Subsidiaries;

            (ii) notwithstanding the definition of Consolidated Net Income, in the event the Company or any of its Restricted Subsidiaries has acquired assets from a Person during the applicable reference period, the Consolidated Cash Flow shall be computed on a pro forma basis assuming such assets were acquired on the first day of the applicable reference period based on actual performance of the assets;

            (iii) there shall be excluded from Fixed Charges (A) any Fixed Charges attributable to operations or businesses disposed of prior to the Calculation Date to the extent the obligations giving rise to such Fixed Charges shall not be obligations of such Person or any of its Restricted Subsidiaries following the Calculation Date, and (B) any Fixed Charges related to Indebtedness repaid during and subsequent to the applicable reference period and which is not outstanding on the Calculation Date; and

            (iv) the creation, incurrence or assumption of any Indebtedness (including Acquired Debt) during the applicable reference period or subsequent to the date of this Indenture and prior to the Calculation Date, and the application of the proceeds therefrom, shall be assumed to have occurred on the first day of the applicable reference period.

            For purposes of this definition, whenever pro forma effect is to be given to an Investment or an acquisition or disposition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, or any other calculation under this definition, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company (including pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X, promulgated pursuant to the Securities Act and as in effect from time to time, and after giving effect to those cost savings that management reasonably expects to realize within the first two full fiscal quarters following the consummation of such Investment, acquisition or disposition). If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any interest rate agreement applicable to such Indebtedness if such interest rate agreement has a remaining term in excess of 12 months).

            With respect to the Company and its Restricted Subsidiaries for any period prior to the full fiscal quarter ending December, 31, 2001, the Pro Forma Coverage Ratio shall be calculated based on the annualized Consolidated Cash Flow and Fixed Charges of the Company for the reference period beginning on January 1, 2001 and ending on the last day of the most recently completed fiscal quarter, so that, for the purpose of calculating the Pro Forma Coverage Ratio for the full fiscal quarter ended March 31, 2001, Consolidated Cash Flow and Fixed Charges for such full fiscal quarter shall each be multiplied by four (4); for the full six-month period ended June 30, 2001, Consolidated Cash Flow and Fixed Charges for such six-month period shall each be multiplied by two (2); and for the full nine-month period ended September 30, 2001, Consolidated Cash Flow and Fixed Charges for such nine-month period shall each be multiplied by 1.33.

            "Pro Forma Senior Debt Ratio" means, for the Company and its Restricted Subsidiaries for the applicable reference period, the pro forma ratio of the Structurally Senior Debt as at the end of such period to the Consolidated Cash Flow of the Company and its Restricted Subsidiaries for such period. The Pro Forma Senior Debt Ratio shall, as applicable, be calculated on the following basis:

            (i) notwithstanding clause (b) of the definition of Consolidated Net Income, if the Indebtedness which is being created, incurred or assumed is Acquired Debt, the Pro Forma Senior Debt Ratio shall be determined after giving effect to the Consolidated Cash Flow (A) of the Person becoming a Restricted Subsidiary of such Person or (B) in the case of an acquisition of assets which constitute substantially all of an operating unit or business, relating to the assets being acquired by such Person or any of its Restricted Subsidiaries;

            (ii) notwithstanding the definition of Consolidated Net Income, in the event the Company or any of its Restricted Subsidiaries has acquired assets from a Person during the applicable reference period, the Consolidated Cash Flow shall be computed on a pro forma basis assuming such assets were acquired on the first day of the applicable reference period based on actual performance of the assets; and

            (iii) the creation, incurrence or assumption of any Indebtedness (including Acquired Debt) during the applicable reference period or subsequent to the date of this Indenture and prior to the Calculation Date, and the application of the proceeds therefrom, shall be assumed to have occurred on the first day of the applicable reference period.

            For purposes of this definition, whenever pro forma effect is to be given to an Investment or an acquisition or disposition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, or any other calculation under this definition, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company (including pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X, promulgated pursuant to the Securities Act and as in effect from time to time, and after giving effect to those cost savings that management reasonably expects to realize within the first two full fiscal quarters following the consummation of such Investment, acquisition or disposition). If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any interest rate agreement applicable to such Indebtedness if such interest rate agreement has a remaining term in excess of 12 months).

            With respect to the Company and its Restricted Subsidiaries for any period prior to the full fiscal quarter ending December 31, 2001, the Pro Forma Senior Debt Ratio shall be calculated based on the annualized Consolidated Cash Flow of the Company for the reference period beginning on January 1, 2001 and ending on the last day of the most recently completed fiscal quarter, so that, for the purpose of calculating the Pro Forma Senior Debt Ratio for the full fiscal quarter ended March 31, 2001, Consolidated Cash Flow for such full fiscal quarter shall be multiplied by four (4); for the full six-month period ended June 30, 2001, Consolidated Cash Flow for such six-month period shall be multiplied by two (2); and for the full nine-month period ended September 30, 2001, Consolidated Cash Flow for such nine-month period shall be multiplied by 1.33.

            "Purchase Money Indebtedness" means Indebtedness of the Company or any of its Restricted Subsidiaries secured by Liens (i) on property acquired or constructed (including property renovated, developed or otherwise improved) by any of the Company and its Restricted Subsidiaries after the date of this Indenture and used in the business by any of the Company and its Restricted Subsidiaries and (ii) securing the payment by any Person (including any transferor to any of the Company and its Restricted Subsidiaries) of all or any part of the acquisition price or construction, renovation, development or improvement cost of such assets and limited to the property so acquired and such improvements thereof; provided, however, that such Indebtedness is incurred (including by any such other Person) prior to, at the time of, or within 360 days after the later of (x) the acquisition of such property, (y) the completion of such construction, renovation, development or improvement of such property, or (z) the commencement of full operation of such property.

            "Qualified Receivables Financing" means a receivables financing or securitization the obligations of any Person in respect to which are not required under GAAP to be booked as liabilities on the balance sheet of such Person.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to Article Eleven of this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to Article Eleven of this Indenture.

            "Registration Rights Agreement" means the registration rights agreement between the Company and certain holders of the Securities and other securities of the Company entered into in accordance with the Plan.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            "Related Business" means (i) a business affiliated or associated with, or providing services or financing to, a Hospital or related or ancillary to the ownership, leasing, operation, financing, investment in, or management of a Hospital or (ii) any business related or ancillary to the provision of healthcare services or information or products.

            "Related Party" with respect to any specified Person means (i) any 80% (or more) owned Subsidiary, or spouse or immediate family (including step-family) member of such specified Person or (ii) any trust, corporation, partnership, estate or other entity, the beneficiaries, executors or co-executors, stockholders, partners, owners or other Persons beneficially holding a controlling interest of which consist of such specified Person and/or any such other Person(s) referred to in the immediately preceding clause (i), or
(iii) any person employed by the Company or any of its Restricted Subsidiaries in a management capacity as of the date of this Indenture.

            "Restricted Payments" has the meaning specified in Section 1009.

            "Restricted Subsidiary" of the Company means any Subsidiary of the Company which at the time of determination is not an Unrestricted Subsidiary.

            "Secured Indebtedness" means any Indebtedness of a Person secured by a Lien (including all Capital Lease Obligations).

            "Securities" means the securities issued under this Indenture.

            "Securities Act" refers to the Securities Act of 1933 as it may be amended and any successor act thereto.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

            "Senior Debt" has the meaning specified in Section 1012(a)(iii).

            "Significant Subsidiary" means any Restricted Subsidiary which would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation S-X is in effect on the date hereof.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "Specified Agreement" means each of the Registration Rights Agreement and the Warrant Agreements.

            "Specified Indebtedness" of any Person means all of the following (including Guaranties), in each case whether existing on the date of this Indenture or hereafter incurred: (i) all Obligations of such Person under the Existing Credit Facility; (ii) all Obligations of such Person in respect of (A) Indebtedness for borrowed money, including, without limitation, under commercial paper facilities, and (B) Indebtedness evidenced by notes, debentures, bonds or other similar instruments; (ii) all reimbursement obligations of such Person with respect to any letter of credit or banker's acceptance or with respect to any similar credit transaction; (iii) all Hedging Obligations of such Person entered into in respect of any Obligations described in clauses (i) and (ii) immediately above; (iv) all Obligations of such Person under any receivables financing, including, without limitation, any Qualified Receivables Financing (with the Indebtedness in respect thereof valued as provided in the definition of Indebtedness); and (v) all liabilities for the payment of money of such Person consisting of or arising out of all amendments, modifications, restatements, supplements, renewals, extensions, increases, refinancings, replacements and refundings of any obligations described in clause (i), (ii),
(iii) or (iv) immediately above, including, without limitation, all such obligations of the Company (if any) which may from time to time arise in connection with any of the foregoing in respect of the Existing Credit Facility; provided, however, that notwithstanding anything to the contrary in the foregoing, Specified Indebtedness shall not include (x) any Indebtedness which is subordinated in right of payment to the Securities, (y) any Indebtedness owed to a Person when such Person is a Subsidiary of the Company, and (z) any Obligations in respect of the Securities.

            "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

            "Structurally Senior Debt" means, as of any date, the aggregate principal amount of (i) all Indebtedness of the Company's Restricted Subsidiaries as of such date, plus (ii) all Secured Indebtedness of the Company as of such date (exclusive of any such Indebtedness in the foregoing clauses (i) and (ii) which by its terms is expressly made subordinate to the Securities).

            "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which (A) more than 50% of the shares of Capital Stock of such entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) or (B) such Person or one or more Subsidiaries of that Person (or a combination thereof) has the power to elect or appoint, or direct the election or appointment of, a majority of the directors, managers, trustees or other governing body of such entity and (ii) any partnership or limited liability company (a) the sole general partner or the managing general partner or the sole managing member of which is such Person or a Subsidiary of such Person or (b) the only general partners or managing members of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

            "Supplemental Excess Proceeds" has the meaning specified in Section 1012(a).

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "Unrestricted Subsidiary" of the Company means (i) any Subsidiary of the Company that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of the Company in the manner provided below and (ii) any Subsidiary of any Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Restricted Subsidiary of the Company; provided, however, that (x) the Company certifies to the Trustee that such designation complies with Section 1014 and (y) each Subsidiary to be so designated either is an Excepted Subsidiary or satisfies each of the following four (4) conditions:

            (1) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results;

            (2) is a Person with respect to whose Indebtedness neither the Company nor any of its Restricted Subsidiaries is a Guarantor or otherwise provides any credit support other than any pledge of Capital Stock of any Unrestricted Subsidiary;

            (3) has not Guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries; and

            (4) no default or event of default with respect to any Indebtedness of such Subsidiary would permit (upon notice or lapse of time or both) any holder of any other Indebtedness, having a principal amount or available undrawn commitment in excess of $1,000,000 of the Company or any Restricted Subsidiary (except any nonrecourse Guarantee given solely to support any pledge by the Company or any Restricted Subsidiary of the Capital Stock of an Unrestricted Subsidiary), to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

            "U.S. Government Obligations" has the meaning specified in Section 1204.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Warrant Agreements" means the Warrant Agreement Series A Warrants dated on or about the date hereof between the Company and ChaseMellon Shareholder Services, L.L.C., as Warrant Agent, or any successor Warrant Agent, and the Warrant Agreement Series B Warrants dated on or about the date hereof between the Company and ChaseMellon Shareholder Services, L.L.C., as Warrant Agent, or any successor Warrant Agent.

            "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the total of the product obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

            "Wholly Owned Subsidiary" of any Person means a Subsidiary for which all of the Capital Stock (other than directors' qualifying shares) shall at the time be owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

SECTION 102.     Compliance Certificates and Opinions.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or under this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; provided, however, with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 103.  Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by any officer of the

Company permitted to sign a Company Request or Company Order (pursuant to the definitions thereof).

SECTION 104.  Acts of Holders; Record Date.

            Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            The ownership and principal amount of Securities, and the date of holding same, shall be proved by the Security Register.

            Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by written notice to the Company or the Person designated by the Company as the Person to whom consents should be sent if such revocation is received by the Company or such Person before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

            The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this

Indenture to be given, made or taken by Holders of Securities; provided, however, that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day prior to such first solicitation (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701 prior to such first solicitation). If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

            The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

            With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" (herein referred to as an "Expiration Date") and from time to time may change the Expiration Date to any earlier or later day; provided, however, that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing

Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

            Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105.  Notices, Etc., to Trustee and Company.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and delivered in person or by overnight air courier or mailed, first-class postage prepaid (registered or certified, return receipt requested) to or with the Trustee addressed to it at its Corporate Trust Office, Attention: Corporate Trust: Trustee Administration, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered in person or by overnight air courier or mailed, first-class postage prepaid (registered or certified, return receipt requested) to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

            Any party by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered or if delivered by overnight air courier; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five Business days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee.)

SECTION 106.  Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.   Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with the duties imposed by operation of Section 318(c) of the Trust Indenture Act or with any provision of the Trust Indenture Act that is required or deemed under the Trust Indenture Act to be part of and govern this Indenture, such imposed duties and the Trust Indenture Act provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.   Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.   Successors and Assigns.

            All covenants and agreements in this Indenture by the Company and the Trustee shall bind their respective successors and assigns, whether so expressed or not.

SECTION 110.   Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby.

SECTION 111.   Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   GOVERNING LAW.

            THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD FOR CONFLICT OF LAWS PRINCIPLES THEREUNDER.

SECTION 113.   Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date, purchase date (pursuant to an Asset Sale Offer or a Change of Control Offer) or Stated Maturity of any Security shall not be a Business Day or in any other case in which payment or performance is required to be made on a date that shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or such other performance need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or purchase date, or at the Stated Maturity, or such other date, provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, purchase date or Stated Maturity, as the case may be.


                                   ARTICLE TWO

                                 Security Forms

SECTION 201.   Forms Generally.

            The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required by law, securities exchange rule, agreements to which the Company is subject, if any, or usage or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

SECTION 202.   Form of Face of Security.

                                                             CUSIP No. _______

                          11 1/2% Senior Notes due 2005

No.________                                                           $_______

            Clarent Hospital Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________________ Dollars on August 15, 2005, and to pay interest thereon from June , 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing August 15, 2001, at the rate of 11 1/2% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 13% per annum on any overdue principal and premium and on any overdue installment of interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest

Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:

                                        CLARENT HOSPITAL CORPORATION



                                        By
                                           -----------------------------------
                                        Title:
Attest:

------------------------------------
Title:


SECTION 203.   Form of Reverse of Security.

            This Security is one of a duly authorized issue of Securities of the Company designated as its 11 1/2% Senior Notes due 2005 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $130,000,000, issued and to be issued under an Indenture, dated as of June ___, 2001 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            The Securities are subject to redemption, as a whole or from time to time in part, at the election of the Company, at any time on or after August 15, 2002, upon not less than 30 nor more than 60 days' notice by mail at the following Redemption Prices (expressed as percentages of the principal amount):
If redeemed during the 12-month period beginning August 15 of the years indicated,

          Year                                       Redemption Price
          ----                                       ----------------

          2002                                       105.75%

          2003                                       102.875%


and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

            In addition, the Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail in the event, that pursuant to any Change of Control Offer made by the Company, there are properly tendered and accepted for payment by the Company and paid by the Company in accordance with the requirements of the Indenture and such Change of Control Offer Securities representing 80% or more of the Securities Outstanding at the commencement of such Change of Control Offer, in which case the Company may, at its option, within 90 days after the purchase date for such Change of Control Offer, redeem all, but not less than all, of the Securities remaining Outstanding after the purchase date for such Change of Control Offer at a Redemption Price equal to 101 % of the principal amount of the Securities together with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

            The Securities do not have the benefit of any sinking fund obligations.

            In the event of redemption or purchase pursuant to an Asset Sale Offer or Change of Control Offer of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture provides that, subject to certain conditions, if (i) certain Net Proceeds are available to the Company as a result of Asset Sales or
(ii) a Change of Control occurs the Company shall be required to make an Asset Sale Offer or Change of Control Offer, respectively, for all or a specified portion of the Securities.

            The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of different authorized denominations, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard for conflict of law principles thereunder.


                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1012 or 1015 of the Indenture, check the box:

            o

            If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1012 or 1015 of the Indenture, state the amount: $

Dated:                   Your Signature:
                                         --------------------------------------
                                         (Sign exactly as name appears on the
                                         other side of this Security)


Signature Guarantee:
                    -----------------------------------------------------------
                    (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

SECTION 204.   Form of Trustee's Certificate of Authentication.

Dated:
      ---------------------

            This is one of the Securities referred to in the within-mentioned Indenture.

                                           The Bank of New York, as Trustee


                                           By:
                                              --------------------------------
                                              Authorized Signatory

                                  ARTICLE THREE

                                 The Securities

SECTION 301.   Title and Terms.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $130,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108 or in connection with an Asset Sale Offer or Change of Control Offer pursuant to Section 1012 or Section 1015, respectively.

            The Securities shall be known and designated as the "11 1/2% Senior Notes due 2005" of the Company. Their Stated Maturity shall be August 15, 2005 and they shall bear interest at the rate of 11 1/2% per annum, from June , 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on February 15 and August 15, commencing August 15, 2001, until the principal thereof is paid or made available for payment.

            The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, the City of New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

            The Securities shall be subject to repurchase by the Company pursuant to an Asset Sale Offer or Change of Control Offer as provided in Sections 1012 and 1015, respectively.

            The Securities shall be redeemable as provided in Article Eleven.

            The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.

SECTION 302.   Denominations.

            The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303.   Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, Chief Financial Officer or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver Securities as in this Indenture provided and not otherwise.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.   Temporary Securities.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.   Registration, Registration of Transfer and Exchange.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

            At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108 or in accordance with any Asset Sale Offer or Change of Control Offer pursuant to Section 1012 or Section 1015, respectively, not involving any transfer.

            The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of prior receipt of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   Payment of Interest; Interest Rights Preserved.

            Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor

         Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.   Persons Deemed Owners.

            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.   Cancellation.

            All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Asset Sale Offer or Change of Control Offer pursuant to Section 1012 or Section 1015, respectively, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order, which Company Order shall not direct the Trustee to destroy any such cancelled Security.

SECTION 310.   Computation of Interest.

            Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311.   CUSIP Numbers.

            The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and if it does so, the Trustee shall use the CUSIP numbers in notices to Holders, provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP numbers printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities, or, in the case of any notice of redemption, other disclaimer language in the Trustee's standard form as provided in Section 1105(12), and no redemption of any Securities shall be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.


                                  ARTICLE FOUR

                           Satisfaction And Discharge

SECTION 401.   Satisfaction and Discharge of Indenture.

            This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (1) either

                   (A) all Securities theretofore authenticated and delivered
               (other than (x) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
               Section 306 and (y) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the
               Trustee for cancellation

                      (i)   have become due and payable, or

                      (ii) will become due and payable at their Stated Maturity within one year, or

                      (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums then due and payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers'
               Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.   Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

SECTION 501.   Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment when due of principal (or premium, if any,) on the Securities at Maturity; or

            (3) default, on the applicable purchase date, in the purchase of Securities required to be purchased by the Company pursuant to an Asset Sale Offer or Change of Control Offer; or

            (4) default in the performance, or breach, of any covenant or agreement of the Company under this Indenture, and continuance of such default or breach for a period of 45 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or shall hereafter be created, which default results in the acceleration of the maturity of such Indebtedness having an outstanding principal amount of at least $5,000,000, or a failure to pay such Indebtedness having an outstanding principal amount of at least $5,000,000 at its stated maturity (as the same may from time to time be extended), provided that such acceleration or failure to pay is not rescinded, waived, extended or cured within 30 days after such acceleration or failure to pay; or

            (6) failure by the Company or any of its Restricted Subsidiaries to pay or otherwise discharge final non-appealable judgments (to the extent not covered by insurance) against the Company or any of its Restricted Subsidiaries aggregating in excess of $5,000,000 which are not stayed (including, in the case of any Restricted Subsidiary that is not a Significant Subsidiary, by the commencement of any proceeding of the type referred to in the succeeding subparagraph (7) or (8)) within 60 days after their entry; or

            (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Significant Subsidiary or of any substantial part of the property of the Company or any such Significant Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Significant Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

            (8) the commencement by the Company or any Significant Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary of the Company, or the filing by the Company or any such Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any such Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary of the Company or of any substantial part of the property of the Company or any Significant Subsidiary of the Company, or the making by the Company or any Significant Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any such Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any such Significant Subsidiary authorizing any such action.

            Notwithstanding the 45-day period and notice requirement contained in Section 501(4) above, (i) with respect to a default under Section 1015, the 45-day period referred to in Section 501(4) shall be deemed to have begun as of the date notice of a Change of Control Offer is required to be sent to the Holders in the event that the Company has not complied with the provisions of
Section 1015(a), and the Trustee or Holders of at least 25% in principal amount of the outstanding Securities thereafter give the notice of default referred to in Section

501(4) in respect of such compliance to the Company and, if applicable, the Trustee; provided, however, that if the breach or default is a result of a default in the payment when due of the Change of Control Payment on the applicable purchase date, such default shall be deemed, for purposes of this
Section 501, to arise on the applicable purchase date; and (ii) with respect to a default under Section 1012 requiring the giving of such notice, the 45-day period referred to in Section 501(4) shall be deemed to have begun as of the date the notice of an Asset Sale Offer is required to be sent in the event that the Company has not complied with the provisions of Section 1012, and the Trustee or Holders of at least 25% in principal amount of the outstanding Securities thereafter give the notice of default referred to in Section 501(4) in respect of such compliance to the Company and, if applicable, the Trustee; provided, however, that if the breach or default is a result of a default in the payment when due of the consideration for the Asset Sale Offer on the applicable purchase date, such default shall be deemed, for purposes of this Section 501, to arise on the applicable purchase date.

SECTION 502.   Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default (other than an Event of Default specified in Section 501(7) or (8)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may by written notice to the Company declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(7) or (8) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

            At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has caused to be paid or deposited with the Trustee a sum sufficient to pay

                (A) all overdue interest on all Outstanding Securities,

                (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on a purchase date pursuant to an Asset Sale Offer or Change of Control Offer made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

                (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities (without duplication of any amount deposited in accordance with clause (A) or (B) above), and

                (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

            (2) all Events of Default, other than the non-payment of the principal of, premium (if any) on, or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Asset Sale Offer or Change of Control Offer made by the Company, at the purchase date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name, as trustee of an express trust in favor of the Holders, may, at the expense of the Company in accordance with Section 607, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   Trustee May File Proofs of Claim.

            In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to file and prove a claim for any unpaid amounts in respect of the Securities and to participate as a full member of any creditor or other committee in such proceeding and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

            No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust in favor of the Holders, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 607;

            SECOND: To the Holders in payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

            THIRD: The balance, if any, to the Company.

            The Trustee may, but shall not be obligated to, fix a record date and payment date for any payment to the Holders under this Section 506 upon five Business Days prior notice to the Company.

SECTION 507.   Limitation on Suits.

            No Holder of any Security shall have any right to institute, or to order or direct the Trustee to institute, any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, the Redemption Price on the applicable Redemption Date or, in the case of an Asset Sale Offer or Change of Control Offer made by the Company and required to be accepted as to such

Security, on the purchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.   Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.   Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.   Control by Holders.

            The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture,

            (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, and

            (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.   Waiver of Past Defaults.

            The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default or Event of Default hereunder and its consequences, except a Default or Event of Default:

            (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Asset Sale Offer or Change of Control Offer which has been made by the Company), as specified in clauses (1), (2) and (3) of Section 501 and not yet cured, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

            Upon any such waiver, such Default or Event of Default shall cease to exist, and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.   Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable attorneys' fees and expenses, against any such party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, any suit instituted by the Trustee, any suit instituted by the Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or any suit instituted by any Holder for enforcement of the payment of principal of, or premium (if any) or interest on, any Security on or after the respective Stated Maturity expressed in such Security (including, in the case of redemption, on or after the Redemption
Date).

SECTION 515.   Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   The Trustee

            The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed, subject to the terms hereof.

SECTION 601.   Certain Duties and Responsibilities.

            The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or to take or omit to take any action under this Indenture or at the request, order or direction of the Holders or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section. The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct except as otherwise expressly provided in this Article Six.

SECTION 602.   Notice of Defaults.

            If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that, except in the case of a Default or Event of Default arising by virtue of any nonpayment of any Security, the Trustee may withhold such notice, and shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors, any Authorized Officer and/or any responsible officers of the Trustee in good faith determines that the withholding of such notice as in the interest of the Holders. For the purpose of this Section, the term "default" means Default or an Event of Default.

SECTION 603.   Certain Rights of Trustee.

            Subject to the provisions of Section 601:

            (a) the Trustee may rely conclusively and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it, in good faith, to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate (provided, however, that in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture);

            (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company in accordance with Section 607 and shall incur no additional liability of any kind solely by reason of such inquiry or investigation;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, provided that the Trustee's conduct does not constitute negligence;

            (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless an Authorized Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

            (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities as Trustee, Security Registrar and Paying Agent hereunder; and

            (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized to take specified actions pursuant to this Indenture or execute an Officers' Certificate pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 604.   Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

SECTION 605.   May Hold Securities.

            The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.   Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.   Compensation and Reimbursement.

            The Company agrees

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee and each of its agents appointed by the Trustee with due care for, and to hold them harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Company, or a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder; provided, however, that the Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

            The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing pursuant to this
Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

            When in accordance with this Section 607 the Trustee incurs reasonable expenses or renders services in connection with an Event of Default specified in Section 501(7) or Section 501(8), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

            The provisions of this Section shall survive the termination of this Indenture.

SECTION 608.   Disqualification; Conflicting Interests.

            If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.   Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $100,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   Resignation and Removal; Appointment of Successor.

            (a) The Trustee may resign by so notifying the Company in writing. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor

Trustee under Section 611, and a Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent set forth therein.

            (b) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities may, at the expense of the Company in accordance with Section 607 in the case of the retiring Trustee, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

            (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or an order for relief is entered with respect to the Trustee under Federal or State bankruptcy laws or a receiver of the Trustee or of its property shall be appointed or a custodian or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder or Holders who has been a bona fide Holder of at least 10% in principal amount of Outstanding Securities for at least six months may, on behalf of such Holder or Holders and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Trustee shall give notice of its resignation or removal to all Holders in the manner provided in Section 106 and each successor Trustee shall mail a notice of its succession and the address of its Corporate Trust Office to all Holders in the manner provided in Section 106.

SECTION 611.   Acceptance of Appointment by Successor.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and upon delivery thereof to the Company and the Trustee, the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon reasonable request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            Notwithstanding the replacement of the Trustee pursuant to this
Section 611, the Company's obligations under Section 607 hereof shall continue for the benefit of the retiring Trustee.

SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   Preferential Collection of Claims Against Company.

            If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), excluding in each case any creditor relationship listed in Section 311(b) of the Trust Indenture Act, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.   Appointment of Authenticating Agent.

            The Trustee may appoint an Authenticating Agent or Agents with the prior approval of the Company which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee with the prior approval of the Company may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders in the manner provided in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

            If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

            This is one of the Securities described in the within-mentioned Indenture.

                                     The Bank of New York, as Trustee

                                     By
                                        --------------------------------------
                                                 As Authenticating Agent

                                     By
                                        --------------------------------------
                                                 Authorized Signatory


                                  ARTICLE SEVEN

                Holders' Lists And Reports By Trustee And Company

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

            If the Trustee is not the Security Registrar, the Company will furnish or cause to be furnished to the Trustee

            (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee or any Paying Agent may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

            (b) at such other times as the Trustee or any Paying Agent may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

            To the extent permitted by the Trust Indenture Act, neither the Company nor the Trustee shall be under any responsibility with regard to the accuracy of any list maintained by the Trustee.

SECTION 702.   Preservation of Information; Communications to Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

            (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act and that each of the Company and the Trustee shall have the protection of the Trust Indenture Act for any disclosures of information as provided therein.

SECTION 703.   Reports by Trustee.

            (a) The Trustee shall transmit reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times, to the Persons, and in the manner provided pursuant thereto. Without limiting the generality of the foregoing, if required by
Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty (60) days after each September 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such September 15, which complies with the provisions of such Section 313(a).

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange (if any) upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

SECTION 704.   Reports by Company.

            The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

            Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer Or Lease

SECTION 801. Company May Consolidate, Etc. and Purchases of Assets Only on Certain Terms.

            The Company may not consolidate or merge with or into (whether or not the Company is the surviving entity), or directly or indirectly sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to another Person unless:

            (1) in case the Company shall consolidate with or merge into another Person or shall directly or indirectly sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties and assets, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition all or substantially all of the properties and assets of the Company (for purposes of this Article Eight, a "Successor Company") shall be a Corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (2) immediately before and after giving effect to such transaction(s) and treating any Indebtedness which is incurred by the Company or the Successor Company, if applicable, or any Restricted Subsidiary thereof as a result of such transaction(s) as having been incurred by the Company, the Successor Company or such Restricted Subsidiary at the time of such transaction(s), no Default or Event of Default shall have occurred and be continuing;

            (3) except in the case of the consolidation or merger of any Restricted Subsidiary with or into the Company, immediately after giving effect to such transaction(s) on a pro forma basis, and treating any Indebtedness incurred by the Company, the Successor Company or any Restricted Subsidiary thereof as a result of such transaction(s) as having been incurred at the time of such transaction(s) (assuming that the transaction(s) occurred on the first day of the applicable reference period ending immediately prior to the consummation of such transaction(s), with appropriate adjustments for the pro forma calculation), the Company or the Successor Company could incur at least $1.00 of additional Indebtedness pursuant to both the Pro Forma Coverage Ratio test and the Pro Forma Senior Debt Ratio test in the first paragraph under Section 1008;

            (4) if, as a result of any such transaction(s), property and assets of the Company, the Successor Company or any Restricted Subsidiary thereof would become subject to a Lien which would not be permitted by
         Section 1011, the Company or, if
         applicable, the Successor Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) Indebtedness secured by such Lien so as to comply with such Section 1011; and

            (5) the Company has delivered to the Trustee (A) if the Company is not the continuing obligor under this Indenture, an Opinion of Counsel stating that the requirements of Clause (1) of this Section 801 have been met, and (B) in each case, an Officers' Certificate stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and setting forth the manner of determination of the ability of the Company or, if applicable, the Successor Company to incur Indebtedness in accordance with Clause (3) of this Section 801 as required pursuant to the foregoing.

Notwithstanding the foregoing, Clause (3) of this Section 801 shall not prohibit a transaction, the principal purpose and effect of which is (as determined in good faith by the Board of Directors of the Company and evidenced by a Board Resolution) to change the state of incorporation of the Company, and such transaction does not have as one of its purposes the evasion of the restrictions of this covenant.

SECTION 802.   Successor Substituted.

            Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.   Supplemental Indentures Without Consent of Holders.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; provided, however, that in respect of any such additional covenant, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may limit the remedies available to the Trustee upon such default and such supplemental indenture shall not be deemed to adversely affect the interests of the Holders; or

            (3) to secure the Securities pursuant to the requirements of Section 1011 or otherwise; or

            (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

            (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, however, such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

            (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities.

SECTION 902.   Supplemental Indentures and Waivers with Consent of Holders.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture. Subject to Sections 508 and 513, the Holder or Holders of not less than a majority in aggregate principal amount of then Outstanding Securities may waive compliance by the Company with any provision of this Indenture or the Securities. Notwithstanding any of the above, however, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Asset Sale Offer or Change of Control Offer which has been made, on or after the applicable purchase date); provided, however, that an acceleration of the Securities may be rescinded (and any payment default resulting from such acceleration may be waived) by the Holders of at least a majority in the principal amount of the Outstanding Securities in accordance with Section 502, or

            (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) modify any of the provisions of this Section, Section 513 or
         Section 1019, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

            (4) following the mailing of an Offer with respect to an Asset Sale Offer or Change of Control Offer pursuant to Sections 1012 or 1015, respectively, modify the provisions of this Indenture with respect to such Asset Sale Offer or Change of Control Offer in a manner adverse to such Holder.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or waiver, but it shall be sufficient if such Act shall approve the substance thereof.

            After an amendment, supplement or waiver under this Section 902 becomes effective, the Trustee shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

            After an amendment, supplement or waiver under this Section 902 or
Section 513 or Section 1019 becomes effective, it shall bind each Holder.

            In connection with any amendment, supplement or waiver under this Article Nine, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's consent to such amendment, supplement or waiver.

SECTION 903.   Execution of Supplemental Indentures.

            The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Nine. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture or waiver is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.   Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.   Reference in Securities to Supplemental Indentures.

            Securities authenticated and delivered after the execution of any supplemental indenture or waiver pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or waiver. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture or waiver may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities. Any failure to make the appropriate notation or to issue a new Security shall not affect the validity of such supplemental indenture or waiver.


                                   ARTICLE TEN

                                    Covenants

SECTION 1001.  Payment of Principal, Premium and Interest.

            The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture. An installment of principal of or interest and premium, if applicable, on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company, a Subsidiary of the Company or an Affiliate of the Company) holds for the benefit of the Holders, on or before 11:00 a.m., New York City time, on that date, cash deposited and designated for and sufficient to pay the installment. The Trustee or Paying Agent shall return to the Company, no later than five (5) days following the date of payment, any monies (including accrued interest) that exceeds the amount of principal, premium (if any) and interest to be paid on the Securities.

SECTION 1002.  Maintenance of Office or Agency.

            The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency

            The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company required under this Section 1002.

SECTION 1003.  Money for Security Payments to be Held in Trust.

            The Company may have one or more paying agents authorized to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company, and the Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as paying agent (and the term "Paying Agent" means and includes the Company, if it at any time acts as its own paying agent, and any other Person designated to so act as paying agent). The Company hereby initially appoints The Bank of New York to act as Paying Agent in connection with the Securities, and if the Company at any time fails to maintain a Paying Agent (other than the Company or any of its Wholly Owned Subsidiaries), the Trustee shall act as such.

            If the Company shall at any time act as its own Paying Agent, it will, on or before 11:00 a.m., New York City time, on each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents, it will, on or before 11:00 a.m., New York City time, on each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Person acting as Paying Agent other than the Company or the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to (i) Section 347(b) of Title 11, United States Code, as amended, and the provisions of Section 5.3(a) of the Plan with respect to unclaimed property, (ii) the provisions of the Plan relating to the Reserve to be established with respect to Disputed Claims and Disputed Equity Interests and the retention and distribution of Cash therefrom, (each capitalized term in this Clause (ii) not defined herein, shall have the meaning set forth in the Plan) and (iii) applicable escheat and abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, New York notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Existence.

            Subject to Article Eight, Section 1012 or elsewhere in this Indenture, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and material rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.  Maintenance of Properties.

            The Company will cause all material properties used or useful in the conduct of its business or the business of any Restricted Subsidiary of the Company to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall (i) prohibit the Company from engaging in any transaction permitted under Article Eight or Section 1012, or (ii) prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.  Payment of Taxes and Other Claims.

            The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) whose amount, applicability or validity is being contested in good faith by appropriate proceedings or (B) where the failure to effect such payment is not adverse in any material respect to the Holders.

SECTION 1007.  Maintenance of Insurance.

            The Company shall provide, or cause to be provided, for itself and each of its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company, is adequate and appropriate for the conduct of the business of the Company and its Restricted Subsidiaries.

SECTION 1008.  Limitations on Incurrence of Indebtedness.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to (collectively, "incur") any Indebtedness (including Acquired Debt), other than Permitted Indebtedness; provided, however, that the Company may incur Indebtedness if, at the time such Indebtedness is incurred and after giving effect thereto and the application of the proceeds therefor, both of the following tests shall be satisfied: (a) the Company's Pro Forma Coverage Ratio would not be less than
2.25 to 1, and (b) the Company's Pro Forma Senior Debt Ratio would not be greater than 2.5 to 1, in each case determined for the Company's most recently ended four full fiscal quarters for which internal consolidated financial statements are available immediately preceding the date on which such Indebtedness is incurred (except that until December 31, 2001 such Pro Forma Coverage Ratio and Pro Forma Senior Debt Ratio shall be determined through the most recently ended fiscal quarter, for which internal consolidated financial statements are available immediately preceding the date on which such Indebtedness is incurred, in accordance with and for the reference period referred to in the last paragraph of each of the definitions thereof).

            For purposes of determining compliance with this Section 1008, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness and/or is entitled to be incurred in compliance with both the Pro Forma Coverage Ratio test and the Pro Forma Senior Debt Ratio test contained in the first paragraph of this Section 1008, the Company, in its sole discretion, may order and classify all or any portion of any such item of Indebtedness on the date of its incurrence in any manner that then complies with this Section 1008 and/or from time to time may reorder and reclassify all or any portion of any item of Indebtedness in any manner that complies with this Section 1008 at the date of any such reordering or reclassification and, in each case, the Company shall be entitled, at its option, to divide and classify or reclassify any item of Indebtedness in more than one of the types of Indebtedness permitted under this Indenture in any manner that complies with this Section 1008 at the time of such division and classification or reclassification.

SECTION 1009.  Limitations on Restricted Payments.

            (a) The Company will not directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any Restricted Subsidiary of the Company) on account of any class of Equity Interests of the Company; or (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company (other than any such Equity Interests owned by the Company or any Restricted Subsidiary that is, or immediately after giving effect thereto will be, a Wholly Owned Subsidiary of the Company and joint venture interests evidencing ownership interests in Permitted Joint Ventures and other than Permitted Investments); provided, however, that the restrictions in the foregoing clauses (i) and (ii) shall not apply to (x) payments made in accordance with the Plan, (y) dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company, and (z) payments of cash in lieu of fractional shares.

            (b) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make any principal payment on, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that by its terms is subordinated in right of payment to the Securities, except in accordance with any scheduled mandatory redemption or payment provisions (but not pursuant to any mandatory offer to repurchase upon the occurrence of any events).

            (c) (i) The Company will not permit any of its Restricted Subsidiaries to, directly or indirectly:

                 (A) declare or pay any dividend or make any other payment or distribution (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any Restricted Subsidiary of the Company) on account of any class of Equity Interests of any Restricted




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

            Subsidiary of the Company other than (x) dividends or distributions payable in Equity Interests (other than Disqualified Stock) of a Restricted Subsidiary of the Company, (y) payments of cash in lieu of fractional shares, and (z) dividends or distributions payable to the Company or any Restricted Subsidiary that is, or immediately after giving effect thereto will be, a Wholly Owned Subsidiary of the Company, or pro rata dividends or distributions made by a Restricted Subsidiary to all holders of a class of Equity Interests of such Restricted Subsidiary, or distributions made by any Permitted Joint Venture, including any Physician Joint Venture Distributions); or

                 (B) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any Restricted Subsidiary or other Affiliate of the Company (other than any such Equity Interests owned by the Company or any Restricted Subsidiary that is, or immediately after giving effect thereto will be, a Wholly Owned Subsidiary of the Company and joint venture interests evidencing ownership interests in Permitted Joint Ventures and other than Permitted Investments); and

            (ii) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Investment (other than Permitted Investments),

unless in the case of each of Clauses (i) and (ii) of this subparagraph (c):

            (AA) no Default or Event of Default shall have occurred under the Securities or this Indenture and be continuing or would occur as a consequence thereof;

            (BB) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable reference period (the amount of any such Restricted Payment, if other than cash, shall be the amount determined by the Board of Directors of the Company whose determination shall be conclusive if evidenced by a Board Resolution), have been permitted to incur at least $1.00 of additional Indebtedness pursuant to both the Pro Forma Coverage Ratio test and the Pro Forma Senior Debt test contained in the first paragraph of Section 1008;

            (CC) such Restricted Payment, together with the aggregate of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of this Indenture (excluding Restricted Payments permitted by clauses (1), (2), (4), (5), (6) and (7) of the next succeeding paragraph but including Restricted Payments permitted by clause (3) of the next succeeding paragraph, is less than the sum of:

            (i) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of this Indenture to the end of the Company's most recently ended fiscal quarter for which internal


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


                  consolidated financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, minus 100% of such deficit), plus

            (ii) 100% of the aggregate net cash proceeds, including the fair market value of property other than cash (as determined in good faith by the Board), received by the Company from contributions to its equity capital or the issuance or sale other than to a Subsidiary of the Company since the date of this Indenture of Equity Interests other than Disqualified Stock of the Company or of debt securities or Disqualified Stock of the Company that have been converted into or exchanged for such Equity Interests (other than Disqualified Stock), plus

            (iii) to the extent that any Investment (other than a Permitted
                  Investment) was treated as a Restricted Payment made after the date of this Indenture, the cash return (including dividends, interest, distributions, returns of principal and profits on sale) on such Investment (less the cost of disposition, if any), plus

            (iv) so long as the designation thereof as an Unrestricted Subsidiary was treated as a Restricted Payment made after the date of this Indenture, upon redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary not in violation of this Indenture, the fair market value of the Investments of the Company and its Restricted Subsidiaries (other than such Subsidiary) in such Subsidiary, plus

            (v) if any Unrestricted Subsidiary pays any cash dividends or distributions, repays any loans or otherwise transfers assets to the Company or any of its Restricted Subsidiaries, 100% of any such dividends or distributions, repayments or other transfers paid or made after the date of this Indenture, not to exceed the total amount of Investments (other than Permitted Investments) in such Unrestricted Subsidiary made by the Company and its Restricted Subsidiaries after the date of this Indenture;

(all such payments and other actions set forth in this subparagraph (c), together with all of the payments and other actions set forth in subparagraphs
(a) and (b) of this Section 1009 being collectively referred to as "Restricted Payments").

            The foregoing provision will not be violated by the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment would have complied with the provisions of this Indenture. In addition, notwithstanding the foregoing, so long as no Event of Default or Default shall have occurred or be continuing or would occur as a consequence thereof, the Company and any Restricted Subsidiary may:

            1. purchase, redeem, or otherwise acquire or retire for value any Equity Interests of the Company in exchange for, or out of the net proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of other Equity Interests of the Company (other than Disqualified Stock); provided, however, that the amount of any such net cash proceeds that are utilized for any such purchase, redemption or other acquisition or retirement shall be excluded from Clause (CC)(ii) of the preceding paragraph;

            2. defease, redeem or repurchase subordinated Indebtedness with the net proceeds from an incurrence of Permitted Refinancing Indebtedness or of or in exchange for the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of Equity Interests of the Company (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such purchase, redemption, repurchase, retirement or other acquisitions shall be excluded from clause (CC)(ii) of the preceding paragraph;

            3. redeem or repurchase any Equity Interests of the Company or any Restricted Subsidiary of the Company held by any officers, directors or employees of the Company (or any of its Subsidiaries) whose employment has been or is being terminated or who have died or become disabled, so long as the aggregate amount of payments for all such redemptions or repurchases in any fiscal year do not exceed $1,000,000;

            4. pay regularly scheduled dividends on or redeem any preferred stock issued by a Subsidiary of the Company after the date of this Indenture provided that the aggregate amount paid for such dividends or redemptions does not exceed the cash received by the Company or any of its Restricted Subsidiaries since the date of this Indenture upon issuance of any of such preferred stock;

            5. purchase or otherwise acquire for value any Equity Interests of the Company which are or are intended to be used to satisfy issuances of such Equity Interests upon exercise of employee stock options or upon exercise or satisfaction of other similar instruments outstanding under employee benefit plans of the Company or any of its Subsidiaries;

            6. redeem or repurchase Common Stock from holders thereof who beneficially own in the aggregate less than one percent (1%) of the outstanding Common Stock (other than officers, directors or employees of the Company or any of its Subsidiaries whose Equity Interests are redeemed or repurchased in accordance with Clause (3) of this paragraph) within two years from the date of this Indenture so long as the aggregate amount of payments for all such redemptions or repurchases under this Clause (6) do not exceed $1,000,000;

            7. purchase, redeem, defease or otherwise acquire or retire for value (A) any Indebtedness subordinated in right of payment to the Securities upon a change of control of the Company or an asset disposition as defined in, and to the extent required by, any agreement pursuant to which such subordinated Indebtedness was issued, but only if the Company, in the case of an asset disposition that qualifies as an "Asset Sale," has applied the Excess Proceeds from such Asset Sale in accordance with Section 1012 or, in the case of a transaction that constitutes a "Change of Control," has complied with Section 1015, or (B) any Indebtedness that is Senior Debt or Structurally Senior Debt or ranks pari passu (as defined herein) with the Securities and which is repurchased in accordance with Section 1012 hereof.

Any payment made pursuant to Clause (3) of this paragraph shall be a Restricted Payment that shall be permitted to be made but shall be included for purposes of calculating aggregate Restricted Payments pursuant to Clause (CC) of the preceding paragraph.

            For purposes of determining compliance with this Section 1009, in the event that any payment or other action meets the criteria of more than one of the categories of Permitted Investments and/or Restricted Payments permitted by this Section 1009, the Company, in its sole discretion, may order and classify all or any portion of such Permitted Investments and/or Restricted Payments on the date of their incurrence in any manner that then complies with this Section 1009 and/or from time to time may reorder and reclassify all or any portion of any item of Permitted Investments and/or Restricted Payments in any manner that complies with this Section 1009 at the date of any such reordering or reclassification and, in each case, the Company shall be entitled, at its option, to divide and classify or reclassify any item of Permitted Investments and/or Restricted Payments in more than one of the types of Permitted Investments and/or Restricted Payments permitted under this Indenture in any manner that complies with this Section 1009 at the time of such division and classification or reclassification.

            Not later than the date of making any Restricted Payment (other than those permitted by the foregoing Clause (6)), the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 1009 were computed, which calculations shall be based upon the Company's latest available internal consolidated financial statements.

SECTION 1010. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

            Except as otherwise permitted in this Article Ten, the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (i) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (A) on its Capital Stock or (B) with respect to any other interest or participation in, or measured by, its profits;
(ii) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries; (iii) make loans or advances to the Company or any of its Restricted Subsidiaries; or (iv) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of:

            (a) Existing Indebtedness (other than Indebtedness under the Existing Credit Facility) as in effect on the date of this Indenture;

            (b) the Existing Credit Facility, as in effect on the date of this Indenture, and any amendments, modifications, restatements, extensions, renewals, increases, supplements, refundings, replacements or refinancings thereof with Indebtedness of the Company and/or any of its Subsidiaries, and the terms of any other Specified Indebtedness (including Guaranties) permitted to be incurred under Section 1008 by virtue of Clause (i) of the definition of Permitted Indebtedness, or the terms of any other Indebtedness permitted to be incurred under
         Section 1008 by virtue of Clause (xiv) of the definition of Permitted

         Indebtedness or pursuant to both the Pro Forma Coverage Ratio test and the Pro Forma Senior Debt Ratio test contained in the first paragraph of Section 1008, provided that such amendments, modifications, restatements, extensions, renewals, increases, supplements, refundings, replacements or refinancings, and such terms of such other Specified Indebtedness or other Indebtedness are not materially more restrictive, taken as a whole, with respect to such encumbrances and restrictions than those contained in the Existing Credit Facility, as in effect on the date of this Indenture;

            (c) this Indenture and the Securities;

            (d) applicable law;

            (e) any agreement or instrument governing Indebtedness or Capital Stock or any other agreement of a Person acquired by the Company or any of its Restricted Subsidiaries, as in effect at the time of acquisition (except to the extent such agreement or instrument was entered into or such Indebtedness was incurred in connection with, or in contemplation of, such acquisition), and any amendments, modifications, restatements, extensions, renewals, increases, supplements, refundings, replacements or refinancings of any such Indebtedness or other agreement (provided that the terms of such amendments, modifications, restatements, extensions, renewals, increases, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such encumbrances and restrictions than those continued in the relevant governing instrument(s) as in effect on the date of acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred;

            (f) by reason of customary non-assignment provisions in leases or customary restrictions in licenses entered into in the ordinary course of business;

            (g) restrictions contained in security agreements, mortgages or Capital Lease Obligations relating to Indebtedness permitted to be incurred by the terms of this Indenture to the extent such restrictions create Liens permitted under this Indenture securing any such Indebtedness or otherwise restrict the transfer of property subject to any such Liens, and any other agreements restricting the sale or other disposition of property securing any such Indebtedness;

            (h) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness, taken as a whole, are not materially more restrictive than those contained in the agreements governing the Indebtedness being refinanced;

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

            (i) any agreement or instrument relating to any Permitted Joint Venture, provided that such restrictions apply only to the interests in or the assets of such Permitted Joint Venture;

            (j) any agreement which has been entered into for the sale or disposition of all of the assets or capital stock of a Subsidiary; provided, however, that with respect to this Clause (j), such encumbrances or restrictions shall exist only with respect to the Subsidiary being sold or disposed of; or any other agreement entered into for the sale of property in the ordinary course of business which restricts the disposition of such property; and

            (k) any agreement entered into in connection with any Qualified Receivables Financing.

SECTION 1011.  Limitations on Liens.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien (the "Initial Lien"), other than Permitted Liens, on any property or asset now owned or hereafter acquired, or on any income or profits therefrom or assign or convey any right to receive income therefrom, to secure any Indebtedness of the Company that is pari passu with or subordinate in right of payment to the Securities, unless the Securities are either (i) secured by a Lien on such property, assets, income or profits that is senior in priority to the Lien securing such other Indebtedness, if such other Indebtedness is subordinated in right of payment to the Securities or (ii) equally and ratably secured by a Lien on such property, assets, income or profits with the Lien securing such other Indebtedness, if such other Indebtedness is pari passu in right of payment to the Securities.

            Any Lien created for the benefit of the holders of the Securities pursuant to the preceding sentence shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien.

SECTION 1012.  Limitations on Disposition of Assets.

            (a) Subject to Section 801, the Company will not, and will not permit any of its Restricted Subsidiaries to, consummate after the date of this Indenture any Asset Sale, unless an amount equal to the Net Proceeds therefrom is applied in accordance with the following provisions:

            (i) Subject to the second sentence of this Clause (i), with respect to any Asset Sale pursuant to which any of the Company and its Restricted Subsidiaries receives or is entitled to receive aggregate Net Proceeds less than or equal to $5,000,000, such Net Proceeds may be retained and used, at any time on or after receipt thereof, by any of the Company and its Restricted Subsidiaries, for general business purposes. Notwithstanding the first sentence of this Clause (i), from and after the time that the Company and its Restricted Subsidiaries have retained or used in accordance with the first sentence of this Clause (i) $20,000,000 in the aggregate in Net Proceeds, any Net Proceeds in excess thereof from any such Asset Sale, and any Net Proceeds from any subsequent Asset Sale pursuant to which any of the Company and its

         Restricted Subsidiaries receives or is entitled to receive aggregate Net Proceeds less than or equal to $5,000,000, shall be treated as provided in the remainder of this paragraph (a).

            (ii) With respect to any Asset Sale pursuant to which any of the Company and its Restricted Subsidiaries receives or is entitled to receive aggregate Net Proceeds (x) less than or equal to $5,000,000 (from and after the time that the Company and its Restricted Subsidiaries have retained or used $20,000,000 in Net Proceeds in accordance with the first sentence of Clause (i) of this Section 1012(a)) or (y) in excess of $5,000,000, an amount equal to the Net Proceeds received shall be applied in the following order:

                 (A) within 180 days after the receipt of any of such Net
            Proceeds, the Company may apply or cause to be applied an amount equal to 20% of such Net Proceeds so received, at its option,

                    (1) subject to the provisos set forth in Clause (iv) below, to permanently reduce any outstanding Senior Debt (and, in the case of any such revolving credit Senior Debt, to permanently reduce the commitments relating thereto) of any of the Company and its Restricted Subsidiaries permitted to be incurred under
                 Section 1008 of this Indenture (including as Permitted Indebtedness), or

                    (2) to any of the following:

                        (x) to make any Investment in a Permitted Business, or

                        (y) to make any Investment in a Person that owns a
                            Permitted Business provided that, after giving effect to such Investment, the Company and/or its Restricted Subsidiaries own a controlling interest in such Person, or

                        (z) to make any capital expenditure or to acquire other
                            tangible assets, in each case, engaged or used in a Permitted Business or any Permitted Joint Venture,

                    provided that the requirements of this Clause (2) shall be deemed to be satisfied as to any such Net Proceeds if any binding agreement (including a lease, whether a capital lease or an operating lease) committing to make the acquisitions or expenditures or other Investments referred to in this Clause (2) is entered into by any of the Company and its Restricted Subsidiaries within 180 days after the receipt of such Net Proceeds and an amount equal to such Net Proceeds referred to in this Clause (2) are thereafter applied in accordance with such agreement; and

                    (B) promptly after receipt of any of such Net Proceeds (but subject to the provisos set forth in Clause (iv) below), the Company shall apply or cause to be applied an amount equal to 80% of such Net Proceeds so received to permanently reduce any outstanding Senior Debt (and, in the case of any such revolving credit Senior Debt, to permanently reduce the commitments relating thereto) of any of the Company and its Restricted Subsidiaries permitted to be incurred under Section 1008 of this Indenture (including as Permitted Indebtedness).

            (iii) Pending the final application of any such Net Proceeds in accordance with the foregoing Clause (ii), as qualified by the provisos set forth in Clause (iv) below, the Company may temporarily reduce any Indebtedness of any of the Company and its Restricted Subsidiaries permitted hereunder or otherwise invest such Net Proceeds in any manner permitted by this Indenture. As used herein, with respect to any Asset Sale, the term "Senior Debt" means, as of any date, (1) Indebtedness under the Existing Credit Facility (including all amendments, modifications, restatements, extensions, renewals, increases, supplements, refundings, replacements or refinancings thereof permitted under this Indenture) in an amount equal to the Indebtedness required to be paid or prepaid thereunder by virtue of such Asset Sale, (2) Capital Lease Obligations and/or Purchase Money Indebtedness relating to any asset(s) the subject of such Asset Sale, (3) Indebtedness referred to in Clause (xiii) of the definition of Permitted Indebtedness secured by any medical office building which is the subject of such Asset Sale, and (4) any other Indebtedness of any of the Company and its Restricted Subsidiaries which, by the terms of a contractually binding (in the good faith belief of the Company) written agreement of any such Person, is not expressly made subordinate to the Securities and (x) requires the purchase, payment, prepayment or redemption of such Indebtedness (or an offer thereof) in the event of such Asset Sale (in an amount equal to any such requirement) either not pro rata with, or in preference to, prepayments or repurchases of the Securities, or a default under such agreement would otherwise result from the failure to make such purchase, payment, prepayment or redemption of such Indebtedness (or offer thereof), and/or (y) does not permit prepayment or repurchase of the Securities by virtue of or with the proceeds of such Asset Sale or a default under such agreement would result from any such prepayment or repurchase of the Securities. Any Net Proceeds received by any of the Company and its Restricted Subsidiaries not covered by Clause (i) above or not applied or invested in accordance with the preceding Clause (ii), as qualified by the provisos set forth in Clause (iv) below, will be deemed to constitute "Excess Proceeds".

            (iv) The provisions of Clauses (ii)(A) and (B) above which contemplate Senior Debt being permanently reduced (and in the case of any revolving Senior Debt, the commitments thereof being permanently reduced) are subject to the provisos that (x) no such revolving credit Senior Debt need be permanently repaid and no such revolving credit Senior Debt commitments need be permanently reduced to the extent that the Company would, on the date of the Asset Sale or any time within 180 days thereafter, be permitted to incur Indebtedness pursuant to both the Pro Forma Coverage Ratio test and the Pro Forma Senior Debt Ratio test contained in the first paragraph of Section 1008; and (y) in no event shall any such revolving credit Senior Debt be required to be permanently reduced or any revolving credit Senior Debt commitments relating thereto be required to be permanently reduced in a manner which would reduce the aggregate revolving credit Specified Indebtedness commitments of any of the Company and its Restricted Subsidiaries to less than $32,000,000; and in the event of either of the foregoing Clause (x) or (y), the Company shall be deemed to be in compliance with the provisions of Clauses (ii)(A) and (B) of this
         Section 1012(a) if Net Proceeds in the applicable amounts are applied to reduce outstanding Senior Debt even though such reductions in any revolving credit Senior Debt are not permanent and the related revolving credit Senior Debt commitments are not permanently reduced, and such amounts so applied to reduce outstanding Senior Debt shall not constitute Excess Proceeds.

When the aggregate amount of Excess Proceeds exceeds $1,000,000, the Company will be required to make an offer to all Holders (an "Asset Sale Offer") and substantially concurrently to repay holders of any other Indebtedness which (1) pursuant to the terms governing such other Indebtedness, (A) is required to be repurchased, repaid, prepaid or redeemed (or in respect of which a similar purchase offer is required to be made) by virtue of such Asset Sale Offer (or by virtue of the Asset Sales giving rise to such Excess Proceeds) or (B) a default under or in respect of such other Indebtedness would otherwise result from the failure to make (or the failure to offer to make) such a repurchase, repayment, prepayment or redemption of such other Indebtedness, or would result from (or such terms governing such other Indebtedness prohibit) any such prepayment or repurchase of the Securities without such a substantially concurrent repurchase, repayment, prepayment or redemption (or offer thereof) to the holders of such other Indebtedness and (2) is Structurally Senior Debt or ranks pari passu (as defined herein) with the Securities (all such other Indebtedness being collectively referred to herein as "Other Debt"), so as to repurchase, repay, prepay or redeem with such Excess Proceeds, on a pro rata basis in proportion to the respective aggregate outstanding principal amounts of the Securities and each issue of Other Debt, the maximum principal amounts of the Securities (expressed as an integral multiple of $1,000) and each issue of Other Debt that may be repurchased, repaid, prepaid or redeemed, as the case may be, at a purchase price, in the case of the Securities, in cash to the Holders in an amount equal to 100% of the principal amount of the Securities tendered and accepted pursuant to such Asset Sale Offer plus accrued and unpaid interest thereon, if any, to the date of purchase, in accordance with the other provisions of this Section 1012 and the procedures set forth in this Indenture; provided, however, that if any holder(s) of an issue of Other Debt are required in connection with such Asset Sale Offer to be paid amounts in addition to the principal of and accrued and unpaid interest on such Other Debt in respect of premiums, prepayment penalties, make-whole amounts or other similar charges (collectively "Additional Charges"), then the purchase price offered to the Holders of the Securities shall be equal to the Premium Percentage (as hereinafter defined) of the principal amount of the Securities plus accrued and unpaid interest thereon, if any, to the date of purchase in accordance with the other provisions of this Section 1012 and the procedures set forth in this Indenture. As used herein, the term "Premium Percentage" means a number (expressed as a percentage rounded to the nearest ten-thousandth of a percent), determined by reference to any issue of Other Debt being concurrently repurchased, repaid, prepaid or redeemed, obtained by dividing (A) the sum of
(i) the aggregate outstanding principal amount of such issue of Other Debt being concurrently repurchased, repaid, prepaid or redeemed plus (ii) the aggregate amount of any Additional Charges concurrently being paid with respect thereto by
(B) the aggregate outstanding principal amount of such issue of Other Debt being concurrently repurchased, repaid, prepaid or redeemed; provided, further, that if Additional Charges are applicable to more than one issue of Other Debt being concurrently repurchased, repaid, prepaid or redeemed then the Premium Percentage shall be the greater or greatest, as the case may be, of all such Premium Percentages obtained by calculating the Premium Percentage for each issue of Other Debt in accordance with the preceding proviso. As used herein, the term "Holder Excess Proceeds" means the total portion of the Excess Proceeds allocable to any Asset Sale Offer to be offered to be paid to the Holders as the purchase price of Securities (including interest and taking into account any applicable Premium Percentage, if any); and the term "Supplemental Excess Proceeds" means, with respect to any Asset Sale Offer, any portion of Excess Proceeds allocable to the substantially concurrent repurchase, repayment, prepayment or redemption of any Other Debt in accordance with this Section 1012 the holders of which permanently waive any obligation arising by virtue of or in connection with such Asset Sale Offer to so purchase, repay, prepay or redeem such Other Debt (including by a failure to tender in accordance with the terms thereof). To the extent that the purchase price of the aggregate amount of Securities tendered pursuant to an Asset Sale Offer is less than the sum of the Holder Excess Proceeds plus any Supplemental Excess Proceeds (if any) relating to such Asset Sale Offer, the Company and its Restricted Subsidiaries may use any such remaining Excess Proceeds for general business purposes. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

            (b) The Company will deliver to the Trustee a notice to the Holders of any Asset Sale Offer required pursuant to paragraph (a) of Section 1012 not more than 30 Business Days after the aggregate amount of Excess Proceeds exceeds $1,000,000, and the Trustee will mail a copy of such notice to each Holder not more than 30 Business Days thereafter. Such notice shall govern the terms of the Asset Sale Offer and shall state: (1) the amount of Holder Excess Proceeds available for such Asset Sale Offer, (2) the purchase price, (3) the date on which the Securities tendered and accepted for payment shall be purchased, which purchase date shall, to the extent permitted by law, be at least 20 days from the date such notice is mailed, (4) that any Note not tendered or accepted for payment shall continue to accrue interest in accordance with this Indenture, (5) that, unless the Company defaults on the payment of the purchase price thereof, any Security or portion thereof accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the purchase date, (6) that Holders electing to have any Security or portion thereof purchased shall be required to surrender such Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Trustee (or the Company, if it is acting as its own Paying Agent) at the address specified in the notice prior to the close of business on the fifth Business Day next preceding the purchase date, (7) that Holders shall be entitled to withdraw their election if the Trustee and the Company receive, not later than the close of business on the third Business Day next preceding the purchase date, a notice setting forth the name of the Holder, the certificate numbers(s) and the principal amount of the Security(ies) the Holder delivered for purchase as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Security(ies) purchased, (8) that each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Asset Sale Offer, subject to the requirement that the principal amount of any portion of a Security tendered must be tendered in an integral multiple of $1,000, (9) the aggregate amount of Excess Proceeds (over and above the amount of Holder Excess Proceeds), if any, being offered substantially concurrently to holders of Other Debt in accordance with this
Section 1012, and that some or all of such Excess Proceeds being offered to such holders of Other Debt could become available, as Supplemental Excess Proceeds, to apply toward payment of Holders electing to have their Securities purchased pursuant to the Asset Sale Offer if but only if any holders of Other Debt elect to permanently waive their rights to such funds as provided in the definition of "Supplemental Excess Proceeds", (10) that, if the purchase price of the


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

aggregate principal amount of Securities surrendered by the Holders exceeds the Holder Excess Proceeds plus any Supplemental Excess Proceeds (if any) relating to such Asset Sale Offer, the Trustee shall select the Securities to be purchased on a pro rata basis as provided in this Indenture, and (11) that the Holders whose Securities are purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities tendered. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Asset Sale Offer, subject to the requirement that the principal amount of any portion of a Security tendered must be tendered in an integral multiple of $1,000. If the purchase date is on or after a Regular Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest on any Security or portion thereof tendered for purchase shall be paid to the Person in whose name such Security is registered at the close of business on such Regular Record Date, and no additional interest shall be payable to Holders who tender Securities or portions thereof pursuant to the Asset Sale Offer. The Company shall comply with the requirements of Rule 14e-1 (or any successor provision thereto) under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Securities pursuant to the Asset Sale Offer or the repurchase, repayment, prepayment or redemption of such Other Debt, and to the extent that the provisions of any securities laws or regulations conflict with any of the provisions of this Indenture relating to any Asset Sale Offer, the Company shall comply with all applicable securities laws and regulations and shall not be deemed to have breached its obligations hereunder by virtue of such compliance.

            (c) Not later than the date of an Asset Sale Offer, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the assets involved in the Asset Sale(s) giving rise to such Asset Sale Offer including the consideration received therefor, the Net Proceeds therefrom and the amount of Excess Proceeds; (ii) the amount of Holder Excess Proceeds available for such Asset Sale Offer, (iii) the compliance of such allocation with the provisions of paragraph (a) of this Section 1012, and (iv) if any investments or capital expenditures or acquisitions of tangible assets have been made from the Net Proceeds of such Asset Sale(s), pursuant to Clause (ii)(A)(2) of paragraph (a) of this Section 1012, the actual Investment(s), capital expenditure(s) or acquisition(s) made and a statement as to the compliance with the requirements of such Clause (ii)(A)(2).

            (d) The Company and the Trustee shall perform their respective obligations as described in this Section 1012. On or prior to the purchase date, the Company shall notify the Trustee of the amount of Supplemental Excess Proceeds (if any) relating to such Asset Sale Offer. On or prior to the purchase date, the Company shall also, to the extent lawful, (i) accept for payment Securities or portions thereof tendered pursuant to the Asset Sale Offer (on a pro rata basis, if necessary, with such pro rata determination to be made by the Trustee by such method, and with such adjustments, as the Trustee shall deem fair and appropriate, so that only Securities or portions thereof in denominations of $1,000, or integral multiples thereof, shall be purchased) in the maximum aggregate principal amount that can be purchased out of the Holder Excess Proceeds available for such Asset Sale Offer plus any Supplemental Excess Proceeds (if any) relating to such Asset Sale Offer, after taking into account accrued and unpaid interest on the principal amount thereof and any Premium Percentage (if any) that may be applicable thereto, or such lesser amount of Securities as has been tendered, (ii) deposit with the Paying Agent or Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all


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


Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee for cancellation all Securities or portions thereof so accepted together with an Officers' Certificate stating the Securities or portions thereof so delivered and accepted for payment by the Company. The Paying Agent (or the Company, if so acting) or the Trustee shall promptly mail or deliver to each Holder of Securities so accepted payment in an amount equal to the purchase price of such Holder's purchased Security(ies), and the Trustee shall promptly authenticate and mail or deliver to such Holder, if applicable, a new Security or Securities equal in principal amount to any unpurchased portion of such Holder's Security(ies) surrendered; provided, however, that each such new Security shall be in a principal amount of $1,000 or an integral multiple thereof. A Security or portion thereof shall be deemed to have been purchased at the time the Trustee or the Paying Agent (or the Company, if it is acting as its own Paying Agent), directly or through an agent, mails or delivers payment therefor to the surrendering Holder. Any Security or portion thereof not accepted for payment shall continue to accrue interest in accordance with this Indenture and shall be promptly mailed or delivered by the Trustee to the Holder thereof. The Company shall, on or as soon as practicable after the purchase date for such Asset Sale Offer, announce the results of the Asset Sale Offer publicly or by delivery to the Trustee of a notice to the Holders to be mailed to each Holder by the Trustee promptly thereafter.

SECTION 1013.  Limitations on Transactions with Affiliates.

            The Company will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless:

            (a) such Affiliate Transaction is on terms that in the aggregate are no less favorable to the Company or such Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

            (b) the Company delivers to the Trustee (i) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1,000,000, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (a) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and
         (ii) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5,000,000, the Board of Directors shall have obtained an opinion from an investment banking firm of national standing to the effect that such Affiliate Transaction is fair to the Company or such Restricted Subsidiary from a financial point of view;

provided, however, that none of the following shall be deemed to be or be treated as Affiliate Transactions:

            (A) employment contracts, "know-how" agreements, compensation (including stay-on and incentive bonus) arrangements and loans to officers and


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

         employees, in each case in the form existing as of the date of this Indenture or representing an amendment, modification, restatement, supplement, extension, renewal, refinancing, refunding or replacement thereof on terms not materially less favorable to the Company than those contained in such contracts, agreements, arrangements or loans in the form existing as of the date of this Indenture,

            (B) transactions between or among the Company, its Restricted Subsidiaries and/or Permitted Joint Ventures or with a Subsidiary created in connection with a Qualified Receivables Financing,

            (C) payments and transactions contemplated by the Plan,

            (D) each Specified Agreement, in each case in the form existing as of the date of this Indenture or representing any amendment, modification, restatement, supplement, extension, renewal, refinancing, refunding or replacement thereof on terms not materially less favorable to the Company than those contained in such Specified Agreement in the form existing as of the date of this Indenture,

            (E) indemnities of officers, directors and employees of the Company or any of its Subsidiaries permitted by certificate of incorporation, bylaw or statutory provisions,

            (F) the payment of reasonable and customary regular fees and compensation to directors of the Company or any of its Subsidiaries who are not employees of the Company,

            (G) transactions or payments pursuant to any employment, compensation, incentive plans, employee stock and stock option plans or other benefit arrangements existing on the date hereof,

            (H) the making of Physician Support Obligations, and

            (I) Permitted Investments and other transactions permitted by
         Section 1009;

provided, further, that none of the following payments or transactions shall be deemed to be or be treated as an Affiliate Transaction so long as, if any such payment or transaction, or series of related such payments or transactions, involves aggregate consideration in excess of $1,000,000, it shall have been approved by a majority of the disinterested members of the Board of Directors of the Company:

            (1) transactions or payments pursuant to any employment, compensation, incentive plans, employee stock and stock option plans or other benefit arrangements entered into by the Company or any of its Subsidiaries in the ordinary course of business or approved by the Company's Board of Directors or senior management,

            (2) loans or advances to officers, directors or employees of the Company or any of its Subsidiaries made in the ordinary course of business,

            (3) the existence of, or the performance by any of the Company and its Restricted Subsidiaries of its obligations under the terms of, any stockholders agreement, partnership agreement or limited liability company members agreement


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


         (including any registration rights agreement or purchase agreement related thereto other than a Specified Agreement) to which it is a party as of the date of this Indenture and any similar agreements which it may enter into thereafter, in each case subject to compliance with the other provisions of this Indenture, and

            (4) the issuance or sale of any Equity Interests by the Company to any Person.

SECTION 1014.  Designation of Restricted and Unrestricted Subsidiaries

            (a) The Board of Directors may at any time and from time to time designate any Restricted Subsidiary or any newly formed or newly acquired Subsidiary to be an Unrestricted Subsidiary (including in order to cure or avoid a Default or an Event of Default) if (i) such Investment would be permitted at that time and that designation would not otherwise cause a Default or an Event of Default under this Indenture; or (ii) that Restricted Subsidiary or other Subsidiary has total assets of $750,000 or less (an "Excepted Subsidiary"), in which case such designation under this Clause (ii) shall be permitted under this Indenture (including under Section 1009); provided, however, that each such designation under the foregoing Clause (i) or (ii) shall only be permitted if such Restricted Subsidiary or other Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated (other than any Excepted Subsidiary) shall be deemed to be an Investment made as of the time of such designation and shall either reduce the amount available for future Restricted Payments under Clause (CC) of Section 1009 hereof or reduce the amount available for future Investments under one or more clauses of the definition of Permitted Investments, as the Company shall determine.

            (b) The Board of Directors may at any time and from time to time redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary only if immediately after giving effect to such designation (i) treating such designation as an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such newly designated Restricted Subsidiary, such Indebtedness is permitted under Section 1008 (including as Permitted Indebtedness) and (ii) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions of this subparagraph (b).

            (c) As set forth in the definition of "Permitted Investments," any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer as determined in each case by the Board of Directors of the Company.

            (d) Covenants contained herein are applicable to the Company and its Restricted Subsidiaries and shall not apply to any Unrestricted Subsidiaries or any actions taken by any Unrestricted Subsidiaries.

SECTION 1015.  Change of Control.

            (a) Upon the occurrence of a Change of Control, each Holder of a Security will have the right to require the Company to repurchase such Holder's Security pursuant to the offer described below (the "Change of Control Offer") at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Payment"); provided, however, that installments of interest whose Stated Maturity is on or prior to the purchase date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Change of Control Offer, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

            (b) Within 30 Business Days following any Change of Control, the Company will deliver to the Trustee a notice of the Change of Control Offer describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities pursuant to the procedures required by this covenant and described in such Change of Control Offer, and the Trustee will mail a copy of such notice to each Holder not more than 30 Business Days thereafter. The Company and the Trustee shall perform their respective obligations specified in the Change of Control Offer. The Company will comply with the requirements of Rule 14e-1 (or any successor provision thereto) under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities pursuant to the Change of Control Offer. On or prior to the purchase date for such Change of Control Offer, the Company shall, to the extent lawful, (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent or Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the Change of Control Payment for all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) or Trustee shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Payment, and the Trustee shall promptly authenticate and mail or deliver to any applicable such Holder a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by such Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Trustee to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the purchase date for such Change of Control Offer.

SECTION 1016.  Limitation on Conduct of Business.

            The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, engage in any business other than a Permitted Business.

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

SECTION 1017.  Reports.

            (a) So long as any Securities are Outstanding and the Company is required to file the following reports and information with the Commission under the Securities Exchange Act of 1934 or the Trust Indenture Act, the Company will file with the Trustee (i) all quarterly and annual filings required to be made with the Commission on Forms 10-Q and 10-K (or on any successor forms thereto or pursuant to any successor requirement thereof), including, with respect to the annual filings only, a report thereon by the Company's certified, independent accountants and (ii) all current filings required to be filed with the Commission on Form 8-K (or any successor form thereto or pursuant to any successor requirement thereof); and the Company will also file with the Trustee any other reports or information required to be filed by the Company with the Trustee under the Trust Indenture Act.

            If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

            (b) At any time that the Company is not required to file information, documents or reports pursuant to either Section 13 or Section 15(d) of the Exchange Act, then the Company shall file with the Trustee such information, documents or reports as are then required pursuant to the Trust Indenture Act and pursuant to Section 1018 hereof.

            (c) The Company shall transmit or cause to be transmitted to all Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports (without exhibits except to the extent required by the Trust Indenture Act) required to be filed by the Company with the Trustee pursuant to Section 314(a) of the Trust Indenture Act and as may be required by rules and regulations prescribed from time to time by the Commission.

SECTION 1018. Statement by Officers as to Default and Change in Fiscal Year; Compliance Certificates.

            (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter) of the Company ending after the date hereof, an Officers' Certificate, one of the signatories of which shall be its principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signers thereof the Company has failed to comply with any conditions or covenants in
Section 801 or Sections 1004 to 1017, inclusive, of this Indenture or any Event of Default or Default has occurred and is continuing and, if such signers know of such a failure or Event of Default or Default, the certificate shall describe such failure or default with reasonable particularity. The Officers' Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

            (b) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, promptly and in any event within 10 days after any of the Company's officers permitted to sign a Company Request or a Company Order (pursuant to the definitions thereof) become aware of the occurrence of a Default or an Event of Default, an Officers' Certificate specifying such Default or Event of Default, and the action which the Company proposes to take with respect thereto.

SECTION 1019.  Waiver of Certain Covenants.

            The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 to 1017 (including applicable definitions) if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Asset Sale Offer or Change of Control Offer as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.


                                 ARTICLE ELEVEN

                            Redemption Of Securities

SECTION 1101.  Right of Redemption.

            (a) The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after August 15, 2002, at the Redemption Prices specified in the form of Security hereinbefore set forth together with accrued and unpaid interest to the Redemption Date.

            (b) In the event that, pursuant to any Change of Control Offer, there are properly tendered and accepted for payment by the Company, and paid by the Company in accordance with the requirements of this Indenture and such Change of Control Offer Securities representing 80% or more of the Securities Outstanding at the commencement of such Change of Control Offer, then the Company shall have the right, at its option, to redeem within 90 days after the purchase date for such Change of Control Offer all, but not less than all, of the Securities remaining Outstanding after such Change of Control Offer at a Redemption Price equal to 101% of the principal amount thereof, together with accrued interest to the Redemption Date.

SECTION 1102.  Applicability of Article.

            Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103.  Election to Redeem; Notice to Trustee.

            In case of any redemption at the election of the Company of any of the Securities pursuant to Section 1101, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and whether it wants the Trustee to give notice of redemption to the Holders. Each such notice shall be accompanied by an Officers' Certificate stating that such redemption complies with this Indenture and, in the case of a redemption pursuant to Section 1101(b), setting forth a statement of facts showing that the conditions precedent to the right of the Company to so redeem have occurred and been satisfied. Any such notice may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.

            If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000. Securities in denominations of $1,000 may be redeemed only in whole.

            The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.  Notice of Redemption.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price, including the amount of accrued and unpaid interest to be paid upon such redemption,

            (3) whether the redemption is being made pursuant to Section 1101(a) or (b) and, if being made pursuant to either Section 1101(b), a brief statement setting forth the Company's right to effect such redemption and the Company's basis therefor,

            (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

            (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

            (7) the name, address and telephone number of the Paying Agent,

            (8) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price,

            (9) that, unless the Company defaults in its obligation to deposit cash or U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount to fund the Redemption Price with the Paying Agent in accordance with Section 1106 hereof or such redemption payment is otherwise prohibited, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price, including accrued and unpaid interest to the Redemption Date, upon surrender to the Paying Agent of the Securities called for redemption and to be redeemed,

            (10) if any Security is being redeemed in part, the portion of the principal amount equal to $1,000 or an integral multiple thereof, of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued,

            (11) the CUSIP number (if any) of the Securities to be redeemed, and

            (12) disclaimer language regarding CUSIP numbers in the Trustee's standard form.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.  Deposit of Redemption Price.

            Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of cash or U.S. Government Obligations sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued and unpaid interest on, all the Securities which are to be redeemed on that date (other than Securities or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation). The Trustee or the Paying Agent shall promptly return to the Company any cash or U.S. Government Obligations so deposited which is not required for that purpose upon the written request of the Company.

            If the Company complies with the preceding paragraph and the other provisions of this Article Eleven and payment of the Securities called for redemption is not otherwise prohibited, interest on the Securities to be redeemed will cease to accrue on the applicable Redemption Date, whether or not such Securities are presented for payment. Notwithstanding anything herein to the contrary, if any Security surrendered for redemption in the manner provided in the Securities shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section 1001 hereof and the Security.

SECTION 1107.  Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (if the Company complies with Section 1106) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Trustee or the Paying Agent at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

SECTION 1108.  Securities Redeemed in Part.

            Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                       Defeasance And Covenant Defeasance

SECTION 1201.  Company's Option to Effect Defeasance or Covenant Defeasance.

            The Company may at its option by Board Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

SECTION 1202.  Defeasance and Discharge.

            Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Upon legal defeasance as provided herein, the Trustee shall promptly execute and deliver to the Company any documents reasonably requested by the Company to evidence or effect the foregoing. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

SECTION 1203.  Covenant Defeasance.

            Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1005 through 1017, inclusive, Article Eight and
Section 1018 (to the extent not prohibited by the Trust Indenture Act), (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to any of Sections 1005 through 1017, inclusive, Article Eight and Section 1018 (to the extent not prohibited by the Trust Indenture Act)), 501(5) and 501(6) shall not be deemed to be an Event of Default, and (iii) the Securities shall thereafter be deemed not Outstanding for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes thereunder (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section, Clause or Article to any other provision herein or in any other document (and Section 501(4) shall not apply to any such

Section, Clause or Article) but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1204.  Conditions to Legal Defeasance or Covenant Defeasance.

            The following shall be the conditions to application of either
Section 1202 or Section 1203 to the then Outstanding Securities:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Paying Agent or Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each installment of interest on the Outstanding Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Outstanding Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has. received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

            (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

            (4) Such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

            (5) No Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or, insofar as subsections 501(7) and (8) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period, but in the case of covenant defeasance, the covenants which are described under Section 1203 will cease to be in effect unless an Event of Default under Section 501(7) or Section 501(8) occurs during such period).

            (6) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound (other than a breach, violation or default resulting from the borrowing of funds to be applied to such deposit).

            (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent provided for relating to either the legal defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

            (8) Such legal defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 1205. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Paying Agent or Trustee (or other qualifying trustee, collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Paying Agent or Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

            Anything in this Article Twelve or the Securities to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 1204(1)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance.

SECTION 1206.  Reinstatement.

            If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                              --------------------

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                   CLARENT HOSPITAL CORPORATION



                                   By
                                      -----------------------------------------

Attest:


-----------------------------------

                                   THE BANK OF NEW YORK



                                   By
                                      -----------------------------------------

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                          CLARENT HOSPITAL CORPORATION

                                       AND

                            THE PERSONS LISTED ON THE
                             SIGNATURE PAGES HEREOF





                         Dated as of ____________, 2001

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT ("this AGREEMENT"), dated as of _____________, 2001, by and among Clarent Hospital Corporation, a Delaware corporation (the "COMPANY"), the Holders (as hereinafter defined) of Registrable Securities (as hereinafter defined) who are parties to this Agreement and the Additional Holders (as hereinafter defined) who subsequently become party to this Agreement.


                                    RECITALS

                  A. This Agreement is entered into pursuant to, and as authorized by, that First Amended Plan of Reorganization of Paracelsus Healthcare Corporation, the predecessor of the Company, dated as of April 18, 2001 (the "PLAN"), which Plan was confirmed on ____________, 2001 by order of the United States Bankruptcy Court for the Southern District of Texas, Houston Division, in Case No. 00-38590 H5-11, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                  B. Pursuant to the Plan, the Company will issue to the Holders in partial exchange for their claims against the Company, the following securities: (i) the Company's 11.50% Senior Notes due August 15, 2005 (the "NOTES"), pursuant to that Indenture dated as of _____________________, 2001, between the Company and The Bank of New York as Trustee, and (ii) shares of the Company's common stock, par value $0.01 (the "COMMON STOCK").

                  C. In connection with, and as authorized by the Plan, and to induce the Holders to vote in favor of the Plan, the Company has agreed to provide the registration rights (and in connection therewith to take certain other actions as) set forth in this Agreement for the benefit of the Holders as provided herein.


                                   AGREEMENTS

                  In consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

         "Action" has the meaning assigned to such term in Section 7.3.

         "Additional Holders" means holders of Registrable Securities who, from time to time, agree to bound by the terms hereof and become Holders for purposes of this Agreement pursuant to Section 10.2 hereof.

         "Adverse Effect" has the meaning assigned to such term in Section 2.5.

         "Affiliate" of a Person means any Person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, such other Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" has the meaning assigned to such term in the introductory paragraph to this Agreement.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close.

         "Commission" means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

         "Common Stock" has the meaning assigned to such term in the Recitals hereto.

         "Company" has the meaning assigned to such term in the introductory paragraph to this Agreement.

         "Company Standstill Period" has the meaning assigned to such term in
Section 5.1.

         "Demand Registration" has the meaning assigned to such term in
Section 2.1.

         "Demand Request" has the meaning assigned to such term in Section 2.1.

         "Effective Date" means the Effective Date of (and as defined in) the Plan as confirmed.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

         "Holder" means any (i) Person who is a signatory hereto, (ii) Permitted Assignee or (iii) Additional Holder.

         "Holder Shelf Offering" has the meaning assigned to such term in
Section 4.2(b).

         "Indemnified Person" has the meaning assigned to such term in
Section 7.1.

         "Indemnitee" has the meaning assigned to such term in Section 7.3.

         "Inspectors" has the meaning assigned to such term in Section 6.1(k).

         "Joining Holder" has the meaning assigned to such term in Section 2.2.

         "Loss" and "Losses" have the meanings assigned to such terms in
Section 7.1.

         "Material Disclosure Event" means, as of any date of determination, any pending or imminent event relating to the Company, which, in the determination of the Board of Directors of the Company upon advice of counsel (i) requires disclosure of material, non-public information relating to such event in any registration statement so that such registration statement would not be materially misleading, (ii) is otherwise not required to be publicly disclosed at that time (e.g., on Forms 10-K, 8-K, or 10-Q) under applicable federal or state securities laws and (iii) if publicly disclosed at the time of such event, would have a material adverse effect on the business, financial condition or prospects of the Company or would materially adversely affect a pending or proposed material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations with respect thereto.

         "NASD" has the meaning assigned to such term in Section 6.1(o) hereto.

         "Nasdaq" has the meaning assigned to such term in Section 6.1(p) hereto.

         "Notes" has the meaning assigned to such term in the Recitals hereto.

         "Permitted Assignee" means any (i) Affiliate of any Holder who acquires Registrable Securities from such Holder or its Affiliates or (ii) any other Person who acquires at least 20% (calculated at the time of such purchase) of any Holder's Registrable Securities and who shall have been designated as a Permitted Assignee by such Holder in a written notice to the Company; provided that the rights of any Person designated as a Permitted Assignee referred to in the foregoing clause (ii) shall be limited if and to the extent provided in such notice; and provided, further, that no Holder shall be entitled to designate any Permitted Assignee if the Registrable Securities would continue to be Registrable Securities for a period longer than would be the case in the hands of such Holder or any of its Affiliates.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Plan" has the meaning assigned to such term in the Recitals to this Agreement.

         "Records" has the meaning assigned to such term in Section 6.1(k).

         The terms "register," "registered" and "registration" mean a registration effected by preparing and filing with the Commission a registration statement on an appropriate form in compliance with the Securities Act, and the declaration or order of the Commission of the effectiveness of such registration statement under the Securities Act.

         "Registrable Securities" means the (i) shares of Common Stock (the "Registrable Common Securities") and (ii) Notes (the "Registrable Debt Securities"), issued to the Holders pursuant to the Plan; provided, however, that as to any Registrable Securities, such securities shall cease to constitute "Registrable Securities" for purposes of this Agreement if and when (w) a registration statement with respect to the sale of such securities shall have been declared effective by the Commission and such securities shall have been sold pursuant thereto in accordance with the intended plan and method of distribution therefor set forth in the final prospectus forming part of such registration statement or (x) such securities are no longer outstanding or (y) such securities are distributed in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or (z) such securities may be distributed to the public free from any restrictions imposed by Rule 144 and without the requirement of the filing of a registration statement covering such securities.

         "Requesting Holder" has the meaning assigned to such term in
Section 2.1.

         "Required Filing Date" has the meaning assigned to such term in
Section 2.1.

         "Required Period" has the meaning assigned to such term in
Section 4.2(a).

         "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

         "Shelf Filing Deadline" has the meaning assigned to such term in
Section 4.1.

         "Shelf Registration Statement" has the meaning assigned to such term in
Section 4.1.

         "Shelf Request" has the meaning assigned to such term in Section 4.1.

         "Suspension Notice" has the meaning assigned to such term in
Section 5.2.

         "Suspension Period" has the meaning assigned to such term in
Section 5.2.

         The words "include," "includes" and "including," when used in this Agreement, shall be deemed to be followed by the words "without limitation."

2.       DEMAND REGISTRATION.

         2.1 Request for Registration. Subject to the provisions contained in this Section 2.1, beginning on the date 120 days after the Effective Date, any Holder or Holders may from time to time request (each, a "REQUESTING HOLDER") in writing (a "DEMAND REQUEST") that the Company effect the registration under the Securities Act of that number or principal amount, as the case may be, of Registrable Securities requested and owned by the Requesting Holder(s), specifying the intended method of distribution thereof if other than an underwritten offering (a "DEMAND REGISTRATION"); provided, however, that (if Demand Requests have been delivered by Holders of less than all of the Registrable Common Securities or Registrable Debt Securities, as applicable, outstanding at the time of such requests) Holders of Registrable Securities of not less than (i) the greater of (A) 15% of the Registrable Common Securities outstanding at the time of such request (subject to adjustment for any subdivision or combination of Registrable Common Securities), and (B) $10,000,000 in anticipated aggregate offering price of Registrable Common Securities, or (ii) $25 million in aggregate principal amount of Registrable Debt Securities outstanding at the time of such request, shall have delivered Demand Requests; and provided, further, that the Company will in no event be required to effect more than (x) four Demand Registrations, two of which may be initiated by the Holders with respect to the Registrable Common Securities and two of which may be initiated by the Holders with respect to the Registrable Debt Securities or (y) two Demand Registrations in any 12-month period. The Company shall cooperate with the Holders in order to facilitate communications among such

Holders solely for the purpose of obtaining the consent of sufficient Holders to request a Demand Registration pursuant to this Section 2.1, including by providing a list of securityholders of the Company with their respective ownership of Registrable Securities and contact information, which shall be used solely for purposes of this Agreement. Upon receipt of a Demand Request, the Company will cause to be included in a registration statement on an appropriate form under the Securities Act, filed with the Commission as promptly as reasonably practicable but in any event not later than 75 days after receiving a Demand Request (the "REQUIRED FILING DATE"), such Registrable Securities as may be requested by such Requesting Holders in their Demand Request together with any other Registrable Securities of the same class as requested by Joining Holders joining in such request pursuant to Section 2.2. The Company shall use its reasonable best efforts to cause any such registration statement to be declared effective by the Commission as promptly as practicable after such filing but in any event not later than 120 days following the date of the Demand Request.

         2.2 Joining Holders. If at any time the Company proposes to register Registrable Securities for the account of the Requesting Holders pursuant to
Section 2.1 then (i) the Company shall give, or cause to be given, written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 30 days before the anticipated filing date). Upon the written request of any Holder, received by the Company no later than the 10th Business Day after receipt by such Holder of the notice sent by the Company (each such Holder a "JOINING HOLDER"), to register, on the same terms and conditions as the securities otherwise being sold pursuant to such Demand Registration, any of its Registrable Securities of the same class as the securities otherwise being sold pursuant to such Demand Registration, the Company will use its best efforts to cause such Registrable Securities to be included in the registration statement proposed to be filed by the Company on the same terms and conditions as any securities of the same class included therein.

         2.3 Effective Registration. A registration will not count as a Demand Registration until the related registration statement has been declared effective and has remained effective for at least 90 days following such effective date or for such shorter period ending when all the securities covered thereby have been sold (except with respect to any Requesting Holder that withdraws all of its Registrable Securities for such registration and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration on behalf of that Requesting Holder unless the Requesting Holder pays all reasonable expenses actually incurred by the Company in connection with such withdrawn registration); it being understood that if, after it has become effective, an offering of Registrable Securities pursuant to a registration statement is terminated by any stop order, injunction, or other order of the Commission or other governmental agency or court, such registration pursuant thereto will be deemed not to have been effected and will not count as a Demand Registration.

         2.4 Selection of Underwriters. Unless the Requesting Holders otherwise elect in their Demand Request pursuant to Section 2.1, all Demand Registrations will be underwritten offerings. With respect to any offering of Registrable Securities pursuant to a Demand Registration in the form of an underwritten offering, the Company shall select an investment banking firm of national standing to be one co-lead managing underwriter for the offering, which shall be reasonably acceptable to the Requesting Holders of a majority of the Registrable Securities participating in such registration, and such Holders shall select an investment banking firm of national standing to be the other co-lead managing underwriter, which shall be reasonably acceptable to the Company. Any additional co-managing underwriter shall be selected by the Company.

         2.5 Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Company) other than Requesting Holders or Joining Holders shall be included in a Demand Registration unless the lead managing underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will not adversely affect the price or success of the offering (an "ADVERSE EFFECT"). Furthermore, in the event that the lead managing underwriters shall advise the Requesting Holders in writing that the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders and Joining Holders is sufficiently large (even after exclusion of all securities of any other Person pursuant to the immediately preceding sentence) to cause an Adverse Effect, the number or principal amount, as the case may be, of Registrable Securities to be included in such Demand Registration shall be allocated among all Holders pro rata based on the ratio which the number or principal amount, as the case may be, of Registrable Securities each such Holder requests be included bears to the total number or principal amount, as the case may be, of Registrable Securities of all Holders that have been requested be included in such registration; provided that if, as a result of such pro-ration, any Holder shall not be entitled to include in a registration all Registrable Securities of the class that such Holder has requested to be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number or principal amount, as the case may be, requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable.

3.       PIGGYBACK REGISTRATIONS.

         3.1 Holder Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering of any securities for the Company's own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) then (i) the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event (x) later than 20 days after the receipt of a Demand Request pursuant to Section 2.1 hereof, or (y) less than 20 days before the anticipated filing date in the case of any other registration), describing in reasonable detail the proposed registration (including the number and/or principal amount, as the case may be, and class of securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter(s) of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the facing page of such registration statement), and offering such Holders the opportunity to register such number and/or principal amount, as the case may be, of Registrable Securities as each such Holder may request. Upon the written request of any Holder, received by the Company no later than 10 Business Days after receipt by such Holder of the notice sent by the Company, to register, on the same terms and conditions as the securities otherwise being sold pursuant to such registration, any of such Holder's Registrable Securities of the same class as those being registered (which request shall


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

state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition), the Company will use its reasonable best efforts to cause such Registrable Securities as to which registration shall have been so requested to be included in the registration statement proposed to be filed by the Company on the same terms and conditions as any similar securities included therein; provided, however, that, notwithstanding the foregoing, the Company may at any time in its sole discretion, or at the request of Holders holding a majority of the Registrable Securities included in a Demand Registration, without the consent of any other Holder, delay or abandon the proposed offering in which any Holder had requested to participate pursuant to this Section 3.1 or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related registration statement or other governmental approvals, registrations or qualifications. In such event, the Company shall so notify each Holder that had notified the Company in accordance with this Section 3.1 of its intention to participate in such offering.

3.2      Priority on Piggyback Registrations.

         (a) If the Registrable Securities requested to be included in a registration statement by any Holder pursuant to Section 3.1 differ from the type of securities proposed to be registered by the Company and the managing underwriter(s) for the related underwritten offering advise the Company in writing that due to such differences the inclusion of such Registrable Securities would cause an Adverse Effect, and the Company notifies such Holder in writing of such advice, then (i) the number or principal amount, as the case may be, of such Holder's or Holders' Registrable Securities to be included in the registration statement shall be reduced to an amount which, in the judgment of such managing underwriter(s), would eliminate such Adverse Effect or (ii) if no such reduction would, in the judgment of such managing underwriter(s), eliminate such Adverse Effect, then the Company shall have the right to exclude all such Registrable Securities from such registration statement provided no other securities are included and offered for the account of any other Person in such registration statement. Any partial reduction in the number or principal amount, as the case may be, of Registrable Securities to be included in the registration statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which such Holder's Registrable Securities bears to the total number or principal amount, as the case may be, of Registrable Securities requested to be included in such registration statement by all Holders who have requested that their securities be included in such registration statement. If the Registrable Securities requested to be included in the registration statement pursuant to Section 3.1 are of the same type as the securities being registered by the Company and the managing underwriter(s) advise the Company in writing that the inclusion of such Registrable Securities would cause an Adverse Effect, and the Company notifies the requesting Holders in writing of such advice, then the Company will be obligated to include in such registration statement, as to each Holder, only a portion of the Registrable Securities such Holder has requested to be registered equal to the ratio which such Holder's requested Registrable Securities bears to the total number or principal amount, as the case may be, of Registrable Securities requested to be included in such registration statement by all Holders.

         (b) If after a Demand Request by the Holders pursuant to Section 2.1 hereof, the Company first initiates a proposal to register securities for its own account pursuant to this Article 3, then the Demand Registration requested pursuant to Section 2.1 hereof shall be given


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


priority.

         3.3 Withdrawals. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Article 3 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and
(ii) such withdrawal shall be irrevocable.

4.       SHELF REGISTRATION.

         4.1 Shelf Request. Any Holder or Holders may request in writing (a "SHELF REQUEST") that the Company file a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT") relating to such Holder's or Holders' Registrable Securities, beginning on the date on which the Company is a registrant entitled to use Form S-3 of the Commission or any successor form thereto, to register such class of Registrable Securities; provided, however, that (if Shelf Requests have been delivered by Holders of less than all of the Registrable Common Securities or Registrable Debt Securities, as applicable, outstanding at the time of such requests) (x) the Registrable Common Securities to be included in such Shelf Registration Statement comprise not less than the greater of (A) 10% (subject to adjustment for any subdivision or combination of Registrable Common Securities) of the Registrable Common Securities outstanding on the date of such request, and (B) $5,000,000 in anticipated aggregate offering price of Registrable Common Securities, and (y) the Registrable Debt Securities to be included in such Shelf Registration Statement comprise not less than $10 million in aggregate principal amount of the Registrable Debt Securities outstanding at the time of such requests. Upon receipt of such requests, the Company will, as promptly as reasonably practicable but in any event not later than 45 days after such request (the "SHELF FILING DEADLINE"), file such Shelf Registration Statement. The Company shall use all reasonable efforts to cause such registration statement to be declared effective by the Commission as promptly as practicable after such filing but in any event not later than 90 days following the date of the Shelf Request. The second sentence of Section 2.1 and Section 2.2 shall apply hereto, mutatis mutandis, with respect to a Shelf Request.

4.2      Required Period and Shelf Registration Procedures.

         (a) The Company shall (i) cause the Shelf Registration Statement to include a resale prospectus intended to permit each Holder to sell, at such Holder's election, all or part of the Registrable Securities held by such Holder without restriction and (ii) use its best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective (subject to any Suspension Period(s) referred to below) for a period (the "REQUIRED PERIOD") ending on the earlier of (1) the date which is two years after the date the Shelf Registration Statement is declared effective plus the aggregate number of days in all Suspension Periods and (2) the first date on which the securities covered by the Shelf Registration Statement no longer constitute Registrable Securities owned by any Holder, and
(iii) use its best efforts to cause the resale prospectus to be supplemented by any required prospectus supplement; provided, that a registration pursuant to this Article 4 shall not be deemed to have been effected unless it has been declared effective by the Commission and has remained effective for the Required Period, it being understood that if, after it has become effective, an offering of Registrable Securities pursuant to a Shelf Registration Statement is terminated by any stop order, injunction, or other order of the Commission or other governmental agency or court, such registration pursuant thereto will be deemed not to have been effected.

         (b) During the period of effectiveness of the Shelf Registration Statement, any Holder shall be entitled to sell all or part of the Registrable Securities registered on behalf of such Holder pursuant to the Shelf Registration Statement ("HOLDER SHELF OFFERING").

         (c) Any Holder may, by written notice to the Company, request that the Company take all reasonable steps necessary to assist and cooperate with such Holder to facilitate a Holder Shelf Offering, subject to the provisions hereof. Such request will specify the number or principal amount, as the case may be, of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.

5.       STANDSTILL AND SUSPENSION PERIODS.

         5.1 Company Standstill Period. Except for distributions of Common Stock or Notes pursuant to the Plan, the Company agrees not to, without the prior written consent of the lead managing underwriters for any underwritten offering of Registrable Securities, effect any public sale or distribution of any securities (except securities that may be held by the Company for its own account under the relevant registration statement) the same as or similar to the Registrable Securities, or any securities convertible into or exchangeable or exercisable for any Company securities the same as or similar to the Registrable Securities (except pursuant to registrations on Form S-4 or any successor form, or otherwise in connection with the acquisition of a business or assets of a business, a merger, or an exchange offer for the securities of the issuer or another entity, or registrations on Form S-8 or any successor form relating solely to securities offered pursuant to any benefit plan), during the period commencing 15 days prior to the effective date of the registration statement relating to such Registrable Securities (to the extent timely notified in writing by the selling Holders or the underwriters managing such distribution) and ending on the first to occur of (A) the 90th day after such effective date and (B) the end of the public distribution of such Registrable Securities (the "COMPANY STANDSTILL PERIOD").

         5.2 Suspension Period. The Company may, by notice in writing to each Holder, suspend the Demand Registration rights of the Holder and/or require the Holders to suspend use of any resale prospectus included in the Shelf Registration Statement for any period determined by the Company if there shall occur a Material Disclosure Event (such period, a "SUSPENSION PERIOD"). Notwithstanding the foregoing, no Suspension Period shall exceed 45 days in any one instance and be invoked by the Company more than twice in any 12-month period; provided, however, that if the Company deems it necessary to file a post-effective amendment to the Shelf Registration Statement in order to comply with Section 4.1 hereof as a result of any Shelf Request or other information provided by a Holder for inclusion in the prospectus included in the Shelf Registration Statement, then such period of time from the date of filing such post-effective amendment until the date on which the Shelf Registration Statement is declared effective by the Commission shall not be treated as a Suspension Period. Each Holder agrees that, upon receipt



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

of notice from the Company of the occurrence of a Material Disclosure Event (a "SUSPENSION NOTICE"), such Holder will forthwith discontinue any disposition of Registrable Securities pursuant to the Shelf Registration Statement or any public sale or distribution including pursuant to Rule 144 until the earlier of
(i) the expiration of the Suspension Period and (ii) such Holder's receipt of a notice from the Company to the effect that such suspension has terminated. Any Suspension Notice shall be accompanied by a certificate of the President or any Vice President of the Company confirming the existence of the Material Disclosure Event. If so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such Suspension Notice. In the event of a Suspension Notice, the Company shall, promptly after such time as the related Material Disclosure Event no longer exists, take any and all actions necessary or desirable to give effect to any Holders' rights under this Agreement that may have been affected by such notice, including the Holders' Demand Registration rights and rights with respect to any Shelf Registration Statement.

         5.3 Holder Standstill Period. Each Holder agrees not to, without the prior written consent of the lead managing underwriters for any underwritten offering of securities of the Company the same or similar to the Registrable Securities, or convertible into or exchangeable or exercisable for any such securities, effect any disposition (except securities that may be held by such Holder for his/her own account under the relevant registration statement), pursuant to any Shelf Registration Statement or any public sale or distribution including pursuant to Rule 144, of any Registrable Securities or any securities convertible into or exchangeable or exercisable for any Company securities the same as or similar to the Registrable Securities, during the period commencing 15 days prior to the effective date of any registration statement relating to such Company securities (to the extent timely notified in writing (prior to such Holder giving any Demand Request) by the Company or the underwriters managing such distribution) and ending on the first to occur of (A) the 90th day after such effective date and (B) the end of the public distribution of such Company securities.

6.       REGISTRATION PROCEDURES.

         6.1 Company Obligations. Whenever the Company is required pursuant to this Agreement to register Registrable Securities, it will (it being understood and agreed that except as otherwise expressly set forth in this Article 6, if
(i) pursuant to any other provisions of this Agreement, the Company is held to a higher standard or standards than that or those provided for in this Article 6, such higher standard or standards will govern the conduct of the Company and
(ii) any other provision of this Agreement is more favorable to the Holders than the provisions of this Article 6, such other provision shall apply):

           (a) provide the Holders with a reasonable opportunity to review and comment on any registration statement to be prepared and filed pursuant to this Agreement prior to the filing thereof with the Commission, and make all changes thereto as any Holder may request in writing to the extent such changes are required, in the reasonable judgment of the Company's counsel, by the Securities Act;

           (b) cause any such registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           (c) furnish at its expense to the Holders such number of conformed copies of such registration statement and of each such amendment thereto (in each case including all exhibits thereto), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and each supplement thereto), and such number of the documents, if any, incorporated by reference in such registration statement or prospectus, as the Holders reasonably may request;

           (d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such securities or "blue sky" laws of the states of the United States as the Holders reasonably shall request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to do any and all other acts and things that may be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not obligated to be so qualified, or to subject itself to material taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; and use its reasonable best efforts to obtain all other approvals, consents, exemptions or authorizations from such securities regulatory authorities or governmental agencies as may be necessary to enable such Holders to consummate the disposition of such Registrable Securities;

           (e) immediately notify the Holders, at any time when a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the occurrence of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission requires amendment of the registration statement or supplementing of the prospectus, and, at the request of the Holders, prepare and furnish at its expense to the Holders a reasonable number of copies of a supplement to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to Registrable Securities registered pursuant to such registration statement, each Holder agrees that it will not enter into any transaction for the sale of any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company's notice that the Company is preparing and filing with the Commission a supplement to or an amendment of such prospectus or registration statement;

           (f) use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to holders of its securities, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

           (g) provide and cause to be maintained a transfer agent and registrar for the Registrable Securities covered by such registration statement (which transfer agent and registrar shall, at the Company's option, be the Company's existing transfer agent and registrar) from and after a date not later than the effective date of such registration statement; it being hereby agreed that the Holders shall furnish to the Company such information regarding the Holders and the plan and method of distribution of Registrable Securities intended by the Holders as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith;

           (h) notify the Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing,
(i) when a prospectus, prospectus supplement or post-effective amendment related to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

           (i) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

           (j) enter into customary agreements (including underwriting agreements in customary form, which shall include "lock-up" obligations as may be requested by the managing underwriters, not to exceed 120 days in duration (but excluding shares that may be issued pursuant to benefit plans or in connection with mergers or acquisitions) and take such other actions (including using its reasonable efforts to make such road show presentations and otherwise engaging in such reasonable marketing support in connection with any underwritten offering, including without limitation the obligation to make its executive officers available for such purpose if so requested by the managing underwriters for such offering or a majority of the selling Holders) as are reasonably requested by such Holders in order to expedite or facilitate the sale of any Registrable Securities covered by a registration statement pursuant to an underwritten offering in accordance herewith;

           (k) make available for inspection by each Holder, any underwriter

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

participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or any such underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration, provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and shall comply with all Company site safety rules, (ii) Records and information obtained hereunder shall be used by such Inspectors only to exercise their due diligence responsibility and (iii) Records or information furnished or made available hereunder shall be kept confidential and shall not be disclosed by such Holder, underwriter or Inspectors unless (A) the disclosing party advises the other party that the disclosure of such Records or information is necessary to avoid or correct a misstatement or omission in a registration statement or is otherwise required by law, (B) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or (C) such Records or information otherwise become generally available to the public other than through disclosure by such Holder, underwriter or Inspector in breach hereof or by any Person in breach of any other confidentiality arrangement;

           (l) use all reasonable efforts to furnish to each Holder and to each managing underwriter, if any, a signed counterpart, addressed to such Holder and managing underwriter, if any, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants pursuant to SAS 72, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as such Holder and managing underwriter reasonably requests.

           (m) keep a single representative of the sellers of each class of Registrable Securities (appointed by the Holders of a majority of the respective classes of Registrable Securities in the registration) advised as to the initiation and progress of any registration hereunder;

           (n) in connection with any registration hereunder, provide officers' certificates and other customary closing documents;

           (o) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and underwriters' counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

           (p) with respect to an underwritten offering of Registrable Common Securities, use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if no such securities are so listed, use its reasonable best efforts to cause such Registrable Securities to be listed on the New York Stock Exchange, the American Stock Exchange or the


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


Nasdaq Stock Market ("NASDAQ"), as directed by the Holders thereof, and, if listed on Nasdaq, use its best efforts to (A) secure designation of all such Registrable Securities as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act and (B) cause such Registrable Securities to be listed on the Nasdaq National Market or, failing that, to secure Nasdaq authorization for such Registrable Securities; and

           (q) use its reasonable best efforts to take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby.

6.2      Holder Obligations.  Each Holder agrees that:

         (a) information obtained by it or by its Inspectors shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public; and

         (b) it will use all reasonable efforts, prior to making any disclosure allowed by Section 6.1(k)(iii)(A) or (B), to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the registration statement or ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or otherwise required by law.

7.       INDEMNIFICATION.

         7.1 Indemnification by the Company. The Company shall indemnify and hold harmless (i) each Holder and its Affiliates, with respect to any registration statement filed pursuant to this Agreement, (ii) any underwriter or selling agent selected by the Holders with respect to such Registrable Securities and (iii) each Person who controls the Holder or such Affiliate, underwriter or selling agent, including directors and officers thereof, (each such Person being sometimes referred to as an "INDEMNIFIED PERSON"), within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any losses, claims, damages, expenses or liabilities, joint or several (each a "LOSS" and collectively "LOSSES"), to which such Indemnified Person may become subject under the Securities Act or otherwise, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any registration statement in which such Registrable Securities were included for registration under the Securities Act, or any preliminary prospectus or any final prospectus included in such registration statement or furnished by the Company to any Indemnified Person (or any amendment or supplement to such registration statement or prospectus) or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall have no obligation to provide any indemnification hereunder if any such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus,


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


amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Holder or on the Holder's behalf specifically for inclusion, respectively, in such registration statement, preliminary prospectus, final prospectus, amendment or supplement. The indemnity provided in this Section 7.1 shall survive the transfer of the Registrable Securities by the Holder or any such other Persons.

         7.2 Indemnification by the Holders. Each Holder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section
7.1 hereof) the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against Losses to which the Company or any such Persons may become subject under the Securities Act or otherwise, to the extent that such losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any registration statement in which Registrable Securities were included for registration under the Securities Act, or any preliminary prospectus or any final prospectus included in such registration statement (or any amendment or supplement to such registration statement or prospectus), or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder, or on the Holder's behalf, specifically for inclusion, respectively, in such registration statement, preliminary prospectus, final prospectus, amendment or supplement; provided that, a Holder's aggregate liability under this Agreement shall be limited to an amount equal to the net proceeds (after deducting the underwriter's discount but before deducting expenses) received by such Holder from the sale of such Holder's Registrable Securities pursuant to such registration.

         7.3 Notice of Claims, Etc. Promptly after receipt by any Person entitled to indemnity under Section 7.1 or 7.2 hereof (an "INDEMNITEE") of notice of the commencement of any action or proceeding (an "ACTION") involving a claim referred to in such Sections, such Indemnitee shall, if indemnification is sought against an indemnifying party, give written notice to such indemnifying party of the commencement of such Action; provided, however, that the failure of any Indemnitee to give said notice shall not relieve the indemnifying party of its obligations under Sections 7.1 or 7.2 hereof, except to the extent that the indemnifying party is actually and materially prejudiced by such failure. In case an Action is brought against any Indemnitee, and such Indemnitee notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it elects to do so by written notice delivered to the Indemnitee promptly after receiving the aforesaid notice, to assume the defense thereof with counsel reasonably satisfactory to such Indemnitee. Notwithstanding the foregoing, the Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, unless
(i) the employment of such counsel shall have been authorized in writing by the indemnifying party, (ii) the indemnifying party shall not have employed counsel (reasonably satisfactory to the Indemnitee) to take charge of the defense of such Action, reasonably promptly after notice of the commencement thereof or
(iii) such Indemnitee reasonably shall have concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the Indemnitee were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnitee. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or otherwise shall be applicable, then the fees and expenses of one counsel (or firm of counsel) for the Indemnitee shall be borne by the indemnifying party. Anything in this Section
7.3 to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent (which consent shall not unreasonably be withheld or delayed), but if settled with the prior written consent of the indemnifying party, or if there shall be a final judgment adverse to the Indemnitee, the indemnifying party agrees to indemnify the Indemnitee from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or compromise, with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim), which (i) does not include as a term thereof the unconditional release of the Indemnitee from all liability in respect of such action or claim or (ii) includes a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the Indemnitee.

         7.4 Contribution. If the indemnification provided for in this Article 7 is unavailable or insufficient to hold harmless an Indemnitee in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnitee, on the other hand, which relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitee or indemnifying party, and such parties' relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent the untrue statement or omission giving rise to such indemnification obligation. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.4 were determined solely by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

7.5      Indemnification Payments; Other Remedies.

           (a) Periodic payments of amounts required to be paid pursuant to this
Article 7 shall be made during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the indemnifying party in respect of any particular Loss as incurred.

           (b) The remedies provided in this Article 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnitee at law or in equity.

8.       REGISTRATION EXPENSES.

         In connection with any offerings pursuant to a registration statement hereunder, the Company will pay (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or Blue Sky Laws (including reasonable fees and disbursements of counsel in connection with Blue Sky Laws qualifications of the Registrable Securities), (iii) printing and duplicating expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters or with any required special audits), (vi) the reasonable fees and expenses of any special experts retained by the Company,
(vii) fees and expenses in connection with any review of underwriting arrangements by the NASD, including fees and expenses of any "qualified independent underwriter" in connection with an underwritten offering, (viii) reasonable fees and expenses of not more than one counsel for the Holders (as a group), (ix) fees and expenses in connection with listing the Registrable Common Securities on a securities exchange or Nasdaq, and (x) all duplicating, distribution and delivery expenses. In connection with any offerings pursuant to a registration statement, each selling Holder will pay (i) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Holder in connection with an underwritten offering; and (ii) any out-of-pocket expenses of such Holder including any fees and expenses of counsel to such Holder (other than as set forth in clause (viii) of the immediately preceding sentence).

9.       RULE 144.

         With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other similar rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company covenants that it shall use its reasonable best efforts to file in a timely manner all reports required to be filed by it under the Exchange Act, and that it shall comply with the requirements of Rule 144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Holder to sell Registrable Securities without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, upon such Holder's compliance with the applicable provisions of Rule 144, will take such action as may be required (including, without limitation, causing legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Registrable Securities properly requested by such Holder, in accordance with the terms and conditions of Rule 144.

10.      MISCELLANEOUS.

         10.1 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this

Agreement shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed sufficiently given or made if in writing and signed by the party making the same, and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed, if to any Holder, at the address of such Holder as set forth on the signature pages hereto; and if to the Company, at

                  Clarent Hospital Corporation
                  515 Greens Road, Suite 500
                  Houston, Texas 77067
                  Attention:  Treasurer
                  Telecopy No.:  (281) 774-5420 or (281) 774-5250

                  With a copy to:
                  Andrews & Kurth L.L.P.
                  600 Travis, Suite 4200
                  Houston, Texas 77002
                  Attention: Douglas G. Walter
                  Telecopy Number:  (713) 220-4285

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three Business Days after the same shall have been deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid), whichever is earlier.

         10.2 Successors and Assigns. This Agreement may not be assigned by any Holder other than to a Permitted Assignee (provided such Permitted Assignee agrees in writing to be bound by the terms of this Agreement), whereupon such Permitted Assignee shall be deemed to be a Holder for all purposes of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and all successors to the Company and the Holders.

         10.3 Amendments. This Agreement may be amended or modified only by a written agreement signed by the Company and both of (i) the Holders of a majority of Registrable Common Securities and (ii) the Holders of a majority in aggregate principal amount of Registrable Debt Securities.

         10.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         10.5 Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

         10.6 Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PROVISIONS THEREOF RELATING TO CONFLICT OF LAWS WHICH MIGHT REQUIRE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in
Section 10.1, such service to become effective 10 days after such mailing.

         10.7 Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. This Agreement may be executed by facsimile signatures.

         10.8 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and the Holders in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

         10.9 Specific Performance. The parties hereto acknowledge and agree that the Holders would not have adequate remedies at law and would be irreparably harmed if any of the provisions of this Agreement were not performed by the Company in accordance with the specific terms hereof or were otherwise breached, and that, in such case, it would be impossible to measure in money the damages to such Holders. It is accordingly agreed that the Holders shall be entitled to injunctive relief or the enforcement of other equitable remedies, without bond or other security, to compel performance and to prevent breaches of this Agreement and specifically to enforce the terms and provisions hereof, in addition to any other remedy to which they may be entitled, at law or in equity.

         10.10 Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed and delivered as of the date first above written.


                             CLARENT HOSPITAL CORPORATION


                             By:      ____________________________________

                             Name:    ____________________________________

                             Title:   ____________________________________



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -
                     SIGNATURE PAGES OF HOLDERS TO FOLLOW]

              REGISTRATION RIGHTS AGREEMENT HOLDERS SIGNATURE PAGE



                                     CAPITAL RESEARCH AND MANAGEMENT COMPANY

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                     AMERICAN HIGH INCOME TRUST

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

              REGISTRATION RIGHTS AGREEMENT HOLDERS SIGNATURE PAGE



                                     IDS/AMERICAN EXPRESS

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

              REGISTRATION RIGHTS AGREEMENT HOLDERS SIGNATURE PAGE



                                     PUTNAM INVESTMENT MANAGEMENT, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

              REGISTRATION RIGHTS AGREEMENT HOLDERS SIGNATURE PAGE



                                     WLR RECOVERY FUND L.P.

                                     By:  WLR Recovery Associates LLC
                                     Its:  General Partner



                                     By:
                                        ----------------------------------------
                                     Name:  Wilbur L. Ross
                                     Title:  Managing Member

                  LIST OF DIRECTORS OF THE REORGANIZED DEBTOR

                                   [TO COME]